   As filed with the Securities and Exchange Commission on April 30, 1997

                            Registration No. 33-65243
________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549
                       ___________________________________

                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-6
                             Registration Statement
                                      Under
                           THE SECURITIES ACT OF 1933
                       ___________________________________

                               VARIABLE ACCOUNT C
                      OF FORTIS BENEFITS INSURANCE COMPANY
                              (Exact name of trust)

                        FORTIS BENEFITS INSURANCE COMPANY
                    (formerly Western Life Insurance Company)
                               (Name of Depositor)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
          (Complete address of depositor's principal executive offices)
                     _______________________________________

                            RHONDA  J. SCHWARTZ, ESQ.
                                 P. O. Box 64284
                            St. Paul, Minnesota 55164
                (Name and complete address of agent for service)
                     _______________________________________

Securities Registered: Interests in Variable Account C pursuant to variable life insurance policies


It is proposed that this filing will become effective (check appropriate line):

    _____  Immediately upon filing pursuant to paragraph (b) of Rule 485.
    __X__  On May 1, 1997 pursuant to paragraph (b) of Rule 485.
    _____  60 days after filing pursuant to paragraph (a) of Rule 485.
    _____  On _____________ pursuant to paragraph (a) of Rule 485.


             This filing is made pursuant to Rules 6c-3 and 6e-3(T)
                    under the Investment Company Act of 1940

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940 with respect to the Policies described in the Prospectus.


                       ___________________________________

An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 33-03919. The registrant filed its Rule 24f-2 notice for the year ended December 31, 1996 on February 27, 1997.

    [LOGO]
Mailing Address:
P.O. Box 64284
St. Paul
Minnesota 55164
Street Address:
500 Bielenberg Drive
Woodbury
Minnesota 55125
Telephone:
(800) 800-2638,
Ext. 3028


       [LOGO]
    [LOGO]
and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.


98350 (5/97)

 FORTIS WALL STREET
 SURVIVOR SERIES PROSPECTUS
 (Flexible Premium Survivorship Variable Life Insurance Policies)
Dated May 1, 1997
The flexible premium survivorship variable life insurance Policies offered by this Prospectus are issued by Fortis Benefits Insurance Company and are designed to provide (1) lifetime insurance protection on the joint lives of two insureds and (2) flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs with a single insurance policy. The minimum Face Amount for a Policy is $100,000 and the smallest initial annual premium is generally $2,000.

There are four face amount bands. The face amount band of the Policy affects the level of policy value bonuses which may be paid, and the level of the policy issuance expense charge. Policies with a minimum face amount of $5,000,000 are Band 4 Policies; Policies with a minimum face amount of $1,000,000 are Band 3 Policies; Policies with a minimum face amount of $500,000 are Band 2 Policies; while Policies with a face amount of less than $500,000 are Band 1 Policies.

The Policy provides for a death benefit payable upon the death of the second to die of the two insured persons. There is no benefit payable on the death of the first insured to die. With respect to the Policy Value available for investment under a Policy, the Policy owner may elect to receive a rate of return based on one or more of the separate investment portfolios of Fortis Series Fund, Inc. There is no guaranteed minimum Policy Value with respect to these portfolios, and the Policy owner bears the entire investment risk that this value (or the Surrender Value) may decline to zero. Alternatively, a Policy owner may, with respect to all or part of the Policy Value, elect to receive fixed rates of return.

The Policy may be fully surrendered at any time for its Surrender Value. See "Surrender and Partial Withdrawal." Generally after the first Policy year, the Policy owner may make a partial withdrawal of Surrender Value once a year. The Policy owner also may take out Policy loans and has considerable flexibility to vary the frequency and amount of premium payments. Payment of Planned Periodic Premiums will not necessarily keep a Policy from lapsing if the Surrender Value is exhausted. However, the Policy is guaranteed to stay in force if certain Minimum Premium payments are made. The Policy owner can select a guarantee period of 10 years, 20 years or to the younger joint insured's Age 85. If the younger joint insured is Age 65 or over at issue, the guarantee period is to the policy anniversary following the younger insured's Age 75 (or for 5 years if age 71 or more at issue). The guarantee period if either insured is rated for higher mortality risk at issue is 5 years.

This prospectus contains detailed information about these and other Policy features, including certain restrictions and limitations which apply. This Prospectus also discusses the way in which the return earned by the Policy Value can affect a Policy's death benefit and Surrender Value.

As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium survivorship variable life insurance as a replacement for, or in addition to, an existing flexible premium variable or other life insurance policy.

THESE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FORTIS SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THAT ENTITY. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATOIN STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

TABLE OF CONTENTS

                                                                            PAGE
Index of Defined Words and Phrases........................................     4
Summary...................................................................     5
    - Fortis Benefits/Fortis Financial Group Member.......................     5
    - Payment of Premiums.................................................     5
    - Guaranteed Death Benefit............................................     5
    - Allocation of Premiums Among Various Alternatives...................     5
    - Policy Value; Premium Based Bonuses; Policy Value Bonuses...........     6
    - Surrenders..........................................................     7
    - Charges.............................................................     7
    - Death Benefit.......................................................     7
    - Optional Insurance Benefits.........................................     8
    - Benefit at Maturity.................................................     8
    - Policy Loans........................................................     8
    - Settlement Options..................................................     8
    - Taxes...............................................................     8
    - Right to Return a Policy............................................     8
    - How to Exercise Your Rights Under a Policy..........................     8
The Separate Account and Fortis Series Fund, Inc..........................     9
    - The Separate Account................................................     9
    - Financial and Performance Information...............................     9
    - Fortis Series Fund, Inc.............................................    10
Policy Benefits...........................................................    11
    - Death Benefit.......................................................    11
    - Death Benefit Options...............................................    11
    - Second-to-Die Rider.................................................    11
    - Accelerated Benefit Rider...........................................    11
    - Changes in Face Amount..............................................    12
    - Change in Death Benefit Option......................................    13
    - Policy Split Option.................................................    13
    - Policy Value........................................................    14
    - Premium Based Bonuses and Policy Value Bonuses......................    14
    - Calculation of Separate Account Policy Value........................    16
    - Separate Account Net Investment Return..............................    16
Payment and Allocation of Premiums........................................    16
    - Issuance of a Policy................................................    16
    - Premiums............................................................    17
    - Allocation of Premiums and Policy Value.............................    17
    - Guaranteed Death Benefit............................................    18
    - Policy Lapse and Reinstatement......................................    19
Charges and Deductions....................................................    19
    - Premium Tax and Sales Charges; Policy Issuance Expense Charges......    19
    - Monthly Deduction from Policy Value.................................    21
    - Charge for Mortality and Expense Risks..............................    22
    - Miscellaneous.......................................................    22
    - Guarantee of Certain Charges........................................    23
Loan Privileges...........................................................    23
    - Rate Charged on Policy Loans........................................    23
    - Credited Rate for Policy Loans......................................    23
    - Effect of a Policy Loan.............................................    23
    - Repayment of a Loan.................................................    23
Surrender and Partial Withdrawal..........................................    24
Rights Reserved by Fortis Benefits........................................    24
    - Payment and Deferment...............................................    24
Distribution of the Policies..............................................    25
Federal Tax Matters.......................................................    25
    - Tax Status of the Policy............................................    25
    - Tax Status of Additional Insured Rider..............................    26
    - Taxation of Policy Benefits.........................................    26
    - Taxation of Fortis Benefits.........................................    27

                                                                            PAGE
Other Policy Provisions...................................................    27
Management................................................................    29
Voting Privileges.........................................................    30
Reports...................................................................    30
State Regulation..........................................................    30
Legal Matters.............................................................    30
Experts...................................................................    30
Ratings and Rankings......................................................    31
Financial Statements......................................................    31
Appendix A................................................................   A-1
    - Optional Income Plans...............................................   A-1
    - Optional Insurance Benefits.........................................   A-1
Appendix B................................................................   B-1
    - Illustrations of Death Benefits, Policy Values, Surrender Values and
       Accumulated Premium................................................   B-1
Appendix C................................................................   C-1
    - The General Account.................................................   C-1
    - General Description.................................................   C-1
    - General Account Policy Value........................................   C-1
    - Transfers, Surrenders and Policy Loans..............................   C-1
Variable Universal Life Service Request Form
Life Insurance Section 1035 Exchange Form


THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

The purpose of the Policies is to provide insurance protection for the beneficiary named therein. No claim is made that the Policies are in any way similar or comparable to a systematic investment plan of a mutual fund.

INDEX OF DEFINED WORDS AND PHRASES

Below are listed words and phrases used in this Prospectus, together with the page or pages of this Prospectus on which each is defined or explained.

                                                                            PAGE
Adjusted Age..............................................................    21
Age.......................................................................    28
Alternative Death Benefit.................................................    11
Contingent Deferred Sales Charge..........................................    20
Date of Receipt...........................................................    27
Death Benefit Option A (Option "A").......................................    11
Death Benefit Option B (Option "B").......................................    11
Face Amount...............................................................    16
Fortis Benefits...........................................................     5
Fortis Series.............................................................    10
General Account...........................................................   C-1
Grace Period..............................................................    19
Guaranteed Death Benefit..................................................     5
Home Office...............................................................     8
Maximum Bonus Premiums....................................................    14
Minimum Premium...........................................................    18
Monthly Deduction.........................................................    21
Monthly Anniversary.......................................................    16
Net Amount at Risk........................................................    21
Net Cash Value............................................................    19
NYSE......................................................................    16
Planned Periodic Premium..................................................    17
Policy Anniversary........................................................    16
Policy Band...............................................................    16
Policy Date...............................................................    16
Policy Value..............................................................    16
Policy Value Bonuses......................................................    15
Portfolio.................................................................    10
Premium Based Bonuses.....................................................    14
Pro Rata Basis............................................................    21
Separate Account..........................................................     9
Subaccount................................................................    10
Surrender Charge..........................................................    20
Surrender Value...........................................................     6
Valuation Date............................................................    16
Valuation Period..........................................................    16
1940 Act..................................................................     9

SUMMARY

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER


Fortis Benefits Insurance Company ("Fortis Benefits"), the issuer of the Policies, was founded in 1910. At the end of 1996, Fortis Benefits had approximately $91 billion of total life insurance in force. Fortis Benefits is a Minnesota Corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV and 50% by Fortis AG. Fortis, Inc. manages the United States operations for these two companies.


Fortis Benefits is a member of the Fortis Financial Group, a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc., and Time Insurance Company, offering financial products through the management, marketing and servicing of mutual funds, annuities, and life insurance products.


Fortis AMEV is a diversified financial services company headquartered in Utrecht, the Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. Fortis had approximately $175 billion in assets as of year-end 1996.


All of the guarantees and commitments under the Policies are general obligations of Fortis Benefits, regardless of whether the Policy Value has been allocated to the Separate Account or to the General Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the Policies.

PAYMENT OF PREMIUMS


At the time of Policy issuance, the Planned Periodic Premium must be, on an annualized basis, at least the greater of (1) $2,000, or (2) twelve monthly Minimum Premiums. If the Planned Periodic Premium is paid monthly, the initial premium must at least equal two months' Planned Periodic Premiums. If the planned premium is on a different frequency, the initial premium must at least equal all monthly Minimum Premiums to the next billing date. Thereafter, subject to the limitations described under "Payment and Allocation of Premiums--Premiums," premium payments may be made at any time and in any amount. All Policies will specify a Planned Periodic Premium, but payment of this is optional, except to the extent described above with respect to the initial premium payment.


GUARANTEED DEATH BENEFIT

A Policy is guaranteed to stay in force if, as of each Monthly Anniversary, (1) the cumulative amount of premiums paid to date, less the cumulative amount of partial withdrawals taken by the Policy owner, less the amount of any outstanding Policy loans, at least equals (2) the cumulative monthly Minimum Premiums for Policy months up to and including that beginning on that Monthly Anniversary. For purposes of this calculation, premiums paid in any Policy year, Minimum Premiums, and partial withdrawals are assumed to accumulate at an effective annual rate of 4%. For this purpose premiums and Minimum Premiums for any policy year are assumed to commence accumulating interest at the beginning of that same Policy year. Partial withdrawals are assumed to be taken at the earlier of the end of the Policy year in which they are taken or at the end of the current monthly anniversary, if earlier. The Policy is guaranteed to stay in force if certain Minimum Premium payments are made. The Policy owner can select a guarantee period of 10 years, 20 years or to the younger joint insured's age
85. If the younger joint insured is Age 65 or over at issue, the guarantee period is to the policy anniversary following the younger insured's Age 75 (or for 5 years if Age 71 or more at issue). The guarantee period if either insured is rated for higher mortality risk at issue is 5 years. The guarantee period may be shorter in some states due to state limitations. Subject to these conditions, there is in effect a "Guaranteed Death Benefit" in the amount of the Policy's then-current Face Amount and any term insurance riders. The initial monthly Minimum Premiums are specified in each Policy, and additional Minimum Premium payments will be necessary to keep this guarantee in effect if the Face Amount of the Policy or rider benefits are increased. See "Guaranteed Death Benefit" under "Payment and Allocation of Premiums-- Premiums."

The guaranteed death benefit is provided pursuant to a rider that is automatically added to Policies issued in states where the guaranteed death benefit has been approved. If the Guaranteed Death Benefit Rider is not in effect, a Policy will lapse if the Net Cash Value becomes insufficient to pay the continuing charges and deductions. See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement" and "Charges and Deductions." Premium payments in excess of the Planned Periodic Premium payments may therefore be necessary to keep a Policy in force.

ALLOCATION OF PREMIUMS AMONG VARIOUS ALTERNATIVES

The owner of a Policy may allocate premiums paid under a Policy to one or more of the Subaccounts of Variable Account C, a separate investment account of Fortis Benefits (see "The Separate Account and Fortis Series Fund, Inc.") and/or to Fortis Benefits' General Account. The assets in each of the current Subaccounts are invested in a separate class (or series) of stock of Fortis Series Fund, Inc. ("Fortis Series"), a "series" type of mutual fund. Each class of stock represents a separate investment Portfolio within Fortis Series. The investment Portfolios of Fortis Series which are currently available are the Aggressive Growth Series, the International Stock Series, the Growth Stock Series, the Global Growth Series, the Blue Chip Stock Series, the S&P 500 Index Series, the Growth and Income Series, the Value Stock Series, the Global Asset Allocation Series, the Asset Allocation Series, the High Yield Series, the Global Bond Series, the Diversified Income Series, the U.S. Government Securities Series and the Money Market Series. Premiums allocated to the General Account are held as part of Fortis Benefits' general investment assets. See Appendix C--"The General Account."

Each Portfolio has a different investment objective and is managed by Fortis Advisers, Inc. For providing investment management services to the Portfolios, Fortis Advisers, Inc. currently receives a fee from the Funds. Fortis Series Fund annual expenses, as a percentage of average net assets based on 1996 historical data, are as set out in the following table:



FORTIS SERIES ANNUAL EXPENSES


                                       U.S.                                                       GLOBAL
                           MONEY    GOVERNMENT   DIVERSIFIED    GLOBAL     HIGH       ASSET        ASSET
                           MARKET   SECURITIES      INCOME       BOND     YIELD    ALLOCATION   ALLOCATION
                           SERIES     SERIES        SERIES      SERIES    SERIES     SERIES       SERIES
                          --------  -----------  ------------  --------  --------  -----------  -----------
Investment Advisory and
 Management Fee..........     .30%         .46%          .47%      .75%      .50%         .48%         .90%
Other Expenses...........     .08%         .07%          .08%      .27%      .13%         .06%         .30%
Total Fortis Series
 Operating Expenses......     .38%         .53%          .55%     1.02%      .63%         .54%        1.20%


                                    GROWTH &    S&P 500   BLUE CHIP    GLOBAL    GROWTH                   AGGRESSIVE
                           VALUE     INCOME      INDEX      STOCK      GROWTH    STOCK    INTERNATIONAL     GROWTH
                           SERIES    SERIES     SERIES      SERIES     SERIES    SERIES   STOCK SERIES      SERIES
                          --------  ---------  ---------  ----------  --------  --------  -------------  ------------
Investment Advisory and
 Management Fee..........     .70%       .68%       .40%        .90%      .70%      .62%           .85%          .70%
Other Expenses...........     .17%       .08%       .39%        .23%      .09%      .05%           .30%          .08%
Total Fortis Series
 Operating Expenses......     .87%       .76%       .79%       1.13%      .79%      .67%          1.15%          .78%



The International Stock Series, the Blue Chip Stock Series, the S&P 500 Index Series, the Global Asset Allocation Series and the Global Bond Series has each retained a sub-adviser to provide investment research, advice and supervision subject to the general control of Fortis Advisers, Inc. Lazard Freres Asset Management is the sub-adviser of the International Stock Series; T. Rowe Price Associates, Inc. is the sub-adviser of the Blue Chip Stock Series; The Dreyfus Corporation is the sub-adviser of the S&P 500 Index Series; Morgan Stanley Asset Management Limited is the sub-adviser of the Global Asset Allocation Series; and Warburg Investment Management International Ltd. is the sub-adviser of the Global Bond Series.


From its advisory fee, Fortis Advisers, Inc. pays the sub-advisers a fee at an annual rate as follows: For International Stock Series, .45% of the first $100 million of such Series' average daily net assets, and .375% thereafter; for Blue Chip Stock Series .5% of the first $100 million of average daily net assets, and
 .45% thereafter; for S&P 500 Index Series .17% of average daily net assets; for Global Asset Allocation Series, .5% of the first $100 million of such assets, and .4% thereafter; and for the Global Bond Series, .35% of the first $100 million of such assets, and .225% thereafter.

For a full description of the Portfolios, see the prospectus for Fortis Series which accompanies this Prospectus and the Statement of Additional Information referred to therein.

A Policy owner may change allocations of future premiums at any time without charge by submitting a written request in form acceptable to Fortis Benefits, subject to certain limitations. See "Payment and Allocation of Premium--Allocation of Premiums and Policy Value." Because investment performance of a Subaccount (unlike that of the General Account) is not guaranteed by Fortis Benefits, allocation of premiums to a Subaccount increases the amount of the investment risk to the Policy owner, and allocation to the General Account decreases such risk. However, the potential benefit of the General Account is limited to the guaranteed return, plus any discretionary return declared by Fortis Benefits.

TRANSFERS OF POLICY VALUE. A Policy owner may transfer amounts among the Subaccounts at any time. Transfers may also be made at any time from a Subaccount to the General Account. The Policy owner, under Fortis Benefits' current rules, may transfer up to 50% of any unloaned Policy Value in the General Account to one or more Subaccounts. This transfer may be made only once during the Policy Year.

For additional conditions and limitations on transfers, see "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and Appendix C--"Transfers, Surrenders and Policy Loans."

POLICY VALUE; PREMIUM BASED BONUSES; POLICY VALUE BONUSES

POLICY VALUE. The "Policy Value" is the amount "at work" for the Policy owner earning a return in the Separate Account and/or in the General Account at any time. It is (1) the cumulative amount of premiums paid to date, (2) less any withdrawals and less all deductions and charges imposed to date under the Policy, (3) plus the cumulative amount of any Premium Based Bonuses and Policy Value Bonuses, (4) plus the cumulative net amount of positive or negative investment return earned to date on amounts allocated to the Separate Account under the Policy, (5) plus the cumulative net amount of interest earned to date on amounts held in the General Account under the Policy.

PREMIUM BASED BONUSES. In most states a bonus will be paid by Fortis Benefits starting at the end of the seventh Policy year based on the average premium paid by the Policy owner, the issue age of the younger insured, and the policy year in which the bonus is paid. See "Policy Benefits--Premium Based Bonuses and Policy Value Bonuses."

POLICY VALUE BONUSES. In most states Policy Value Bonuses will be paid by Fortis Benefits on each Monthly Anniversary after the monthly deduction is made. The amount of the Policy Value Bonus is based on the Policy Value and certain other factors. The Policy Value Bonuses in effect partially offset the mortality and expense risk charges. See "Charges and Deductions--Mortality and Expense Risk Charges." After the 19th Policy year, Fortis Benefits currently intends to add
 .35% to the annual rate for Policy Value Bonuses. This increase would substantially offset any daily charge for premium taxes and sales charges that was then being made. See "Policy Benefits--Premium Based Bonuses and Policy Value Bonuses."

SURRENDERS

A Policy may be surrendered at any time for all of its Surrender Value, and part of the Surrender Value may be withdrawn up to once a year, generally after the first Policy year. See "Surrender and Partial Withdrawal." The Surrender Value is the Policy Value, less the amount of the Surrender Charge (referred to below), less the amount of any outstanding Policy loan and plus the amount of any policy loan interest paid for future periods (see "Loan Privileges"). If Death Benefit Option A is in effect, a partial withdrawal will reduce the Policy's Face Amount on a dollar-for-dollar basis.

CHARGES

In addition to Fortis Series' expenses, the following charges are imposed under the Policies:


PREMIUM TAX CHARGE. The current premium tax charge is 2.2% of all premium payments. Rather than being deducted from premium payments, this charge is currently assessed through periodic deductions from Policy Value, and any balance of the current premium tax charge may be deducted as part of the Surrender Charge referred to below. Periodic deductions for the current premium tax charge will not exceed $0.78 per Policy each month, plus a daily deduction at an annual rate of .0682% of the Policy's net assets in the Separate Account.



SALES CHARGES. The maximum total sales charge is 9% of premiums paid. Rather than being deducted from premiums, sales charges are currently assessed through periodic deductions from Policy Value, and any balance of the sales charges may be deducted as a Contingent Deferred Sales Charge that would be included as part of the Surrender Charge. The periodic deductions for sales charges will not exceed $3.22 per Policy each month plus a daily deduction at an annual rate of
 .2818% of the Policy's net assets in the Separate Account.


POLICY ISSUANCE EXPENSE CHARGES. A monthly Policy issuance expense charge at the rates set out below will be deducted as part of the Monthly Deduction for the first ten years following issuance of the Policy and also for ten years after a Face Amount increase:

                           MONTHLY RATE PER $1,000 OF FACE
                           AMOUNT AT ISSUE (OR FACE AMOUNT
                                      INCREASE)
                           -------------------------------
Band 1...................             $     .10
Band 2...................                   .08
Band 3...................                   .05
Band 4...................                   .03

The Band does not change in the event of a subsequent face amount decrease. For purposes of calculating this charge, the Face Amount at the time of issuance or Face Amount increase is used to determine the Policy Band. Upon lapse or surrender, any remaining uncollected charge is included as part of the surrender charge.

SURRENDER CHARGE. The Surrender Charge is the sum of any Policy issuance expense, premium tax and sales charges not previously deducted, as described above. The Surrender Charge (a) is imposed only if the Policy is surrendered in full or lapses before the tenth Policy Anniversary and (b) is subject to certain maximums that decrease over time. See "Charges and Deductions--Premium Tax and Sales Charges."

ADDITIONAL CHARGES AS A RESULT OF FACE AMOUNT INCREASES. If the Policy owner requests a Face Amount increase, the Policy will be subject to additional premium tax and sales charges and a charge for issuing the Face Amount increase. These will be imposed at the same rates and in the same manner as described above for the similar charges in connection with the original Policy. See "Charges and Deductions--Premium Tax and Sales Charges" and "Policy Issuance Expense Charges."


MONTHLY DEDUCTION. The Policy Value will be reduced by a Monthly Deduction equal to the sum of (1) the monthly deduction referred to above under "Premium Tax Charge" and "Sales Charges," (2) the charge for Policy issuance expenses discussed above, (3) a monthly cost of insurance charge, (4) an administrative expense charge, currently $6.00 per month, and (5) the monthly cost of any optional insurance benefits added by rider. After the tenth Policy year, the Monthly Deduction under a Policy as to which the Guaranteed Death Benefit continues in effect will also include a charge therefor. In that case, the monthly charge under a 20 year guarantee will be $.02 per thousand dollars of Face Amount under the Policy or under any supplemental term insurance rider described in Appendix A; or, under a guarantee to Age 85, such charge will generally be $.04 per thousand.


RISK CHARGE. A daily charge at an annual rate of 1.00% of the average daily net assets attributable to Policies in each Subaccount of the Separate Account is imposed to compensate Fortis Benefits for its assumption of certain mortality and expense risks. See "Charges and Deductions--Charge for Mortality and Expense Risks."

Subject to certain limitations, the charge for cost of insurance, the monthly administrative expense charge, the premium tax charge, the charge for certain optional insurance riders, and the amount of Minimum Premiums may be increased in the future. Fortis Benefits also reserves the right to raise the current premium tax charge assessed through periodic deductions to 3.0% and to impose charges for other taxes that may be payable and are attributable to the policies. Although it has no current plans to do so, Fortis Benefits reserves the right to deduct up to 5% as a sales charge and up to 2.5% as a premium tax charge directly from premiums. If Fortis Benefits does deduct these charges directly from premiums, the premium tax and sales charges recoverable through periodic deductions will be reduced by at least a corresponding amount. As to charges that may be imposed or increased in the future, see generally "Charges and Deductions."

DEATH BENEFIT

The Policy provides for the payment of a benefit upon the death of the Surviving Insured pursuant to one of two options, as selected in advance by the Policy owner. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Policy Value on the date of death. If greater than the death benefit otherwise payable under Option A or Option B, an Alternative Death Benefit equal to a multiple (determined by the Age attained or that would have been attained by the younger insured) of the Policy Value will be paid.

See "Policy Benefits--Death Benefit." The death benefit payable will in any case be reduced by any outstanding Policy loan and any due and unpaid charges accrued during the Grace Period.

Subject to certain limitations and conditions, the Policy owner may (1) increase or, after the third Policy year, decrease the Face Amount of the Policy or (2) after the third Policy year change the death benefit, once a year, from Option A to Option B or from Option B to Option A. See "Changes in Face Amount" and "Change in Death Benefit Option" under "Policy Benefits." Any increase in the Face Amount or change in death benefit from Option A to Option B requires additional evidence of insurability satisfactory to Fortis Benefits. An increase in Face Amount requested by the Policy owner will result in additional charges. See "Premium Tax and Sales Charges,""Policy Issuance Expense Charges" and "Monthly Deduction From Policy Value" under "Charges and Deductions." A requested increase in Face Amount will also increase the monthly Minimum Premiums. See "Minimum Premiums" under "Payment and Allocation of Premiums--Premiums." Decreases in Face Amount result in a decrease in the monthly Minimum Premium. See "Policy Benefits--Changes in Face Amount."


Subject to certain limits coverage on the Surviving Insured may also be available pursuant to our Second-To-Die term insurance rider to the Policy. Coverage under the rider is generally less costly initially than a comparable amount of coverage under the base Policy.


OPTIONAL INSURANCE BENEFITS

A Policy owner has the flexibility to add optional insurance benefits by rider, to the extent available in the Policy owner's state. These optional benefits are described in Appendix A--"Optional Insurance Benefits."

BENEFIT AT MATURITY

Unless the Policy owner exercises an option to extend the maturity date of the Policy, the Policy matures on the date the younger insured reaches, or would have reached, Age 100. See "Other Policy Provisions--Option to Extend the Maturity Date." When the Policy matures, the Policy Value, less the amount of any outstanding Policy loan, will be paid to the Policy owner, upon return of the Policy.

POLICY LOANS


A Policy owner may in general borrow up to 90% of the difference between the Policy Value and the amount of any then-applicable Surrender Charge. After the later of 10 years, or the younger insured's Age 70, the Policy owner may borrow up to 100% of such difference. In Texas, the Policy owner may also borrow up to 100% of the Policy Value in the General Account, less a pro-rata portion of the Surrender Charge. The interest rate credited on loaned amounts is 4%, and the interest rate charged on loans is 5.66% per year, payable in advance, except to the extent that certain Policy owners may qualify for a lower loan interest rate. See "Loan Privileges."


SETTLEMENT OPTIONS

Any amount payable on death of the insured or other termination of a Policy may be received in cash or pursuant to one of several "settlement" options, at the election of the Policy owner or beneficiary. See Appendix A--"Optional Income Plans."

TAXES

For federal income tax purposes, under current law, Fortis Benefits believes that gains in Policy Value resulting from positive net investment returns will not be taxed to Policy owners until such gains are distributed to them.

Policy loan interest generally is not deductible for federal income tax purposes. In addition, certain Policy loans, Policy pledges, or Policy assignments may constitute taxable distributions.

Also, certain changes under a Policy (such as changes in Face Amount, death benefit option, and perhaps other changes) or payment of premiums in excess of certain amounts may have significant tax consequences. Accordingly, Policy owners are strongly encouraged to consult competent tax advisers in this regard.

For a brief discussion of these and certain other tax implications of owning a Policy, see "Federal Tax Matters."

RIGHT TO RETURN A POLICY

The Policy owner may return the Policy by delivery or by mailing postmarked within 10 days after receipt (except where the Policy or state law requires a longer period), within 45 days after he or she signs Part I of the application for insurance, or within 10 days after receipt of a Notice of Withdrawal Right, whichever is the latest, and receive a refund within 7 days. Nevertheless, under Fortis Benefits' current administrative practice, the Notice of Withdrawal Right will continue to be accepted if its Date of Receipt is not more than 20 days after Fortis Benefits releases the Policy to an active status in its processing system, pursuant to its administrative and underwriting procedures. The amount refunded will be the amount of premiums paid. See "Policy Benefits--Changes in Face Amount" for a description of similar rights to cancel any increases in Face Amount.

HOW TO EXERCISE YOUR RIGHTS UNDER A POLICY

To exercise rights under a Policy, the owner must follow the procedures stated in the Policy. To request a loan, surrender, or partial withdrawal, the owner must utilize forms prepared by Fortis Benefits for each purpose; and it is recommended that Fortis Benefits' forms also be used for making any other change or request. The forms are available from your sales representative or from Fortis Benefits at its Home Office: P.O. Box 64582, St. Paul, MN 55164, 1-800-800-2638, extension 3028. Should a request be received for a loan, surrender or partial withdrawal that is not on Fortis Benefits' form, the proper form will be sent to the Policy owner, and, in the case of a total surrender, the owner will usually be contacted, as well. The completed forms, as well as any premium payments, loan and interest payments, and all other communications should also be submitted to Fortis Benefits' Home Office.


If a Policy owner has submitted a telephone authorization form which has been received by Fortis Benefits, transfers of Policy Value may be made by telephone. The number to call for this purpose is 1-800-800-2638, extension 3028. Fortis Benefits will not be responsible for, and the Policy owner will bear the risk of loss from, oral instructions, including fraudulent instructions which are reasonably believed to be genuine. Fortis Benefits will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, Fortis Benefits may be liable for any losses due to unauthorized or fraudulent instructions. Fortis Benefits' procedures are to verify address and social security number, tape record the telephone call and provide written confirmation of the transaction. Fortis Benefits reserves the right to modify, condition or terminate this telephone privilege at any time without prior notice. A Variable Universal Life Service Request form is attached at the end of this Prospectus.


Fortis Benefits reserves the right to require return of the Policy with any request which makes a change in the Policy. After effecting the requested change, Fortis Benefits will deliver a revised Policy to the Policy owner. Currently, however, Fortis Benefits requires the Policy to be returned only on maturity, total surrender or death of the Surviving Insured. If the Policy owner is unable to return the Policy because it has been lost or destroyed, Fortis Benefits will accept a written statement to that effect signed by the Policy owner in lieu of return of the Policy.

Unless the context indicates otherwise, the foregoing Summary and the discussion in the rest of this Prospectus assume that Net Cash Values are sufficient to pay all charges deducted on Monthly Anniversaries and that no Policy loans have been made.

THE SEPARATE ACCOUNT AND FORTIS SERIES FUND, INC.

THE SEPARATE ACCOUNT

The Separate Account, which is a segregated investment account of Fortis Benefits, was established as Variable Account C by Fortis Benefits pursuant to the insurance laws of Minnesota as of March 13, 1986. The Separate Account is used to fund the Policies, as well as certain other variable life insurance policies issued by Fortis Benefits. The assets allocated to the Separate Account are the property of Fortis Benefits. Although the Separate Account is an integral part of Fortis Benefits, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of Fortis Benefits by the Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Each Policy provides that assets in the Separate Account representing reserves for variable life insurance policies shall not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits contributed funds to establish various Subaccounts of the Separate Account and Fortis Benefits may accumulate in the Separate Account proceeds from charges under the Policies and other amounts in excess of the Separate Account assets representing Policy reserves. Fortis Benefits may from time to time transfer to its general investment assets any Separate Account assets in excess of amounts attributable to Policy reserves.

The assets in each Subaccount are invested in a distinct class (or series) of stock issued by Fortis Series, each representing a separate investment Portfolio within Fortis Series. New Subaccounts may be added as new Portfolios are added to Fortis Series and made available to Policy owners. Correspondingly, if any Portfolios are eliminated from Fortis Series, Subaccounts may be eliminated from the Separate Account.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the performance of the underlying investment portfolios of the Fortis Series Fund. Please refer to "Financial Highlights" in the attached prospectus for the Fund and "Performance" in the related Fund statement of additional information for a description of how this performance information is computed. Annual rates of return reflect expenses and investment gains and losses of the portfolios. They also reflect asset-based charges against the Separate Account, consisting of the 1.00% mortality and expense risk charge and the .35% premium tax and sales charge. They do not reflect other current policy fees nor the cost of insurance or Surrender Charges (See "Charges and Deductions" for a full description of these charges). These charges reduce the performance quoted. The example below shows the effect of all applicable current charges that may apply to the Policy based on the performance quoted.



NET ANNUAL RATES OF RETURN FOR ACCUMULATION UNITS OF SUBACCOUNTS



                                           THROUGH
                                      DECEMBER 31, 1996   10 YEARS
                                                           OR AVG
                          INCEPTION  -------------------    SINCE
                            DATE      1 YEAR    5 YEARS   INCEPTION
                          ---------  ---------  --------  ---------
Aggressive Growth........   5/94         6.20%      N/A      11.07%
International Stock......   1/95        12.50%      N/A      12.70%
Global Growth............   5/92        17.53%      N/A      14.12%
Growth Stock.............   10/86       14.87%     8.64%     12.83%
Blue Chip Stock..........   5/96          N/A       N/A      15.22%
S&P 500 Index............   5/96          N/A       N/A      13.18%
Growth & Income..........   5/94        19.91%      N/A      17.17%
Value....................   5/96          N/A       N/A
Global Asset
 Allocation..............   1/95        11.22%      N/A      13.57%
Asset Allocation.........   4/87        11.01%     8.48%      8.48%
Global Bond..............   1/95         1.87%      N/A       9.40%
High Yield...............   5/94         9.04%      N/A       6.84%
Diversified Income.......   5/88         2.75%     5.50%      7.10%
U.S. Gov't Securities....   11/86        0.82%     4.29%      5.70%
Money Market.............   11/86        3.76%     2.79%      4.25%


------------------------

Wall Street Series Last Survivor was not offered for sale prior to July 1996.

Example: If the insureds under the Policy were a male, Age 55, and a female, Age 53, and the Policy owner invested $15,000 annually in a Death Benefit Option A Policy, with a face amount of $825,000 it would have provided the following benefits as of December 31, 1996, for the time periods and subaccounts indicated based on applicable current charges and current schedules for premium based and policy value bonuses:



                                                          ONE YEAR                                  FIVE YEARS
                                          ----------------------------------------   ----------------------------------------
                                             TOTAL       ACCUMULATED   SURRENDER        TOTAL       ACCUMULATED   SURRENDER
                                           INVESTMENT      VALUE         VALUE        INVESTMENT      VALUE         VALUE
                                          ------------   ---------   -------------   ------------   ---------   -------------
Aggressive Growth.......................   $ 15,000      $ 15,318     $    6,611         --            --           --
International Stock.....................   $ 15,000      $ 15,953     $    7,242         --            --           --
Growth Stock............................   $ 15,000      $ 15,947     $    7,238      $  75,000     $ 96,998     $   89,945
Global Growth...........................   $ 15,000      $ 16,553     $    7,846         --            --           --
Blue Chip Stock.........................     --             --           --              --            --           --
S&P 500 Index...........................     --             --           --              --            --           --
Growth & Income.........................   $ 15,000      $ 16,437     $    7,727         --            --           --
Value...................................     --             --           --              --            --           --
Global Asset Allocation.................   $ 15,000      $ 15,696     $    6,986         --            --           --
Asset Allocation........................   $ 15,000      $ 15,370     $    6,658      $  75,000     $ 93,170     $   86,117
Global Bond.............................   $ 15,000      $ 14,387     $    5,673         --            --           --
High Yield..............................   $ 15,000      $ 15,114     $    6,402         --            --           --
Diversified Income......................   $ 15,000      $ 14,345     $    5,631      $  75,000     $ 82,064     $   75,010
U.S. Gov't Securities...................   $ 15,000      $ 14,091     $    5,376      $  75,000     $ 79,728     $   72,675
Money Market............................   $ 15,000      $ 14,655     $    5,942      $  75,000     $ 77,808     $   70,754



                                                         TEN YEARS                               SINCE INCEPTION
                                          ----------------------------------------   ----------------------------------------
                                             TOTAL       ACCUMULATED   SURRENDER        TOTAL       ACCUMULATED   SURRENDER
                                           INVESTMENT      VALUE         VALUE        INVESTMENT      VALUE         VALUE
                                          ------------   ---------   -------------   ------------   ---------   -------------
Aggressive Growth.......................     --             --           --           $  45,000     $ 50,848     $   41,443
International Stock.....................     --             --           --           $  30,000     $ 34,545     $   25,111
Growth Stock............................   $150,000      $286,546     $  285,370      $ 165,000     $304,880     $  304,880
Global Growth...........................     --             --           --           $  75,000     $105,077     $   98,023
Blue Chip Stock.........................     --             --           --           $  15,000     $ 16,054     $    7,496
S&P 500 Index...........................     --             --           --           $  15,000     $ 16,093     $    7,084
Growth & Income.........................     --             --           --           $  45,000     $ 57,365     $   47,960
Value...................................     --             --           --           $  15,000     $ 15,787     $    6,772
Global Asset Allocation.................     --             --           --           $  30,000     $ 34,053     $   24,620
Asset Allocation........................     --             --           --           $ 150,000     $238,684     $  237,509
Global Bond.............................     --             --           --           $  30,000     $ 30,725     $   21,284
High Yield..............................     --             --           --           $  45,000     $ 57,365     $   47,960
Diversified Income......................     --             --           --           $ 135,000     $174,058     $  171,707
U.S. Gov't Securities...................   $150,000      $191,745     $  190,569      $ 165,000     $208,901     $  208,901
Money Market............................   $150,000      $177,490     $  176,314      $ 165,000     $193,661     $  193,661


These benefits will differ for other insureds. They will differ according to differences in investment allocation, premium timing and amount, death benefit type and amount as well as Age and underwriting classification of the insureds. Because the Policies are insurance policies, actual performance should always be considered in context with the level of death benefit and cash values.

The performance data is historical; future performance will vary.

FORTIS SERIES FUND, INC.

Fortis Series is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. Fortis Series has served as the investment medium for the Separate Account since the Separate Account commenced operations. Fortis Series is also an investment medium for Variable Account D of Fortis Benefits, through which variable annuity contracts are issued. Although Fortis Benefits does not foresee any material conflicts between the interests of Policy owners and variable annuity contract owners, Fortis Series' Board of Directors will monitor to identify any material irreconcilable conflicts that may develop and to determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any Portfolio with another investment, the Portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Fortis Series shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Portfolios of Fortis Series, each of which corresponds to one of the Subaccounts of the Separate Account. Any dividend or capital gain distributions received from a Portfolio that are attributable to Policies will be reinvested in shares of that Portfolio at net asset value as of the date paid. Such distributions will have the effect of reducing the net asset value of each share of the Portfolio and increasing the number of Portfolio shares outstanding. However, the total Policy Value in the corresponding Subaccount will not change as a result of any such distribution.

Fortis Series' Portfolios are the Aggressive Growth, International Stock Series, Growth Stock, Global Growth, Blue Chip Stock, S&P 500 Index, Growth and Income, Value, Global Asset Allocation Series, Asset Allocation, High Yield, Global Bond Series, Diversified Income, U.S. Government Securities and Money Market Series. A full description of the Portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the prospectus for Fortis Series accompanying the Prospectus and in the Statement of Additional Information referred to therein. The complete risk disclosure in the Prospectus for the Global Asset Allocation Series, Asset Allocation, the High Yield Series, and the Diversified Income Series should be read before selection of them for Policy investment.

POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, Fortis Benefits will, upon due proof of the Surviving Insured's death and return of the Policy, pay the insurance proceeds of the Policy to the named beneficiary. Fortis Benefits will pay interest from the date of death to the date of commencement of any optional income plan or to the date of distribution at a minimum of 3 1/2% per annum. See Appendix A--"Optional Income Plans."

The insurance proceeds are: (1) the death benefit provided under Option A or Option B, whichever is in effect on the date of death, plus (2) any additional insurance on the Surviving Insured's life that is provided by rider, minus (3) any outstanding Policy loan and any due and unpaid charges accruing during a Grace Period, plus (4) any loan interest paid by the Policy owner for periods beyond the date of death.

DEATH BENEFIT OPTIONS

The Policy owner selects one of the two below-described death benefit options in the application and can, after the third Policy year, change the option once each Policy year, by written request. See "Change in Death Benefit Option," below.

OPTION A. The death benefit is equal to the Face Amount of insurance.

OPTION B. The death benefit is equal to the Face Amount of insurance plus the Policy Value at the date of the Surviving Insured's death.

ALTERNATIVE DEATH BENEFIT. Under either Option A or Option B, there is an Alternative Death Benefit which applies if it provides a death benefit greater than the death benefit option chosen. The Alternative Death Benefit is a multiple of the Policy Value at the date of death as set forth in the table below.

                    ATTAINED AGE OF   MULTIPLE OF
                    YOUNGER INSURED   POLICY VALUE
                    ----------------  ------------
                       40 or less         2.50
                           45             2.15
                           50             1.85
                           55             1.50
                           60             1.30
                           65             1.20
                           70             1.15
                           75             1.05
                           80             1.05
                           85             1.05
                           90             1.05
                           95             1.00

For Ages not listed, the progression between the listed Ages is constant.

Both Option A and Option B provide insurance protection, as well as possible build-up of Policy Value. Under Option A, the insurance coverage remains level, unless the Alternative Death Benefit applies. Under Option B, the insurance coverage varies as the Policy Value changes.

For any Face Amount, the death benefit under Option B will be greater than or equal to that under Option A, since the Policy Value is added to the Face Amount and included in the death benefit under Option B but not under Option A. However, the cost of insurance included in the Monthly Deduction (see "Charges and Deductions--Monthly Deduction From Policy Value") will be greater, and thus the accumulation of Policy Value will be lower, under Option B than under Option A, assuming the same Face Amount and otherwise identical Policies. See Appendix B--"Illustrations of Death Benefits, Policy Values, Surrender Values and Accumulated Premiums."

SECOND-TO-DIE RIDER

Subject to certain limits, coverage payable on the death of the Surviving Insured may be taken out under our Second-To-Die term insurance rider, rather than taking out all of the coverage under Option A or Option B of the base Policy described above. This rider is available only at the time a Policy is first issued, and a charge will be deducted for it as part of each Monthly Deduction.

Coverage under the Second-To-Die Rider is generally less costly initially than a comparable amount of coverage obtained under the base Policy. However, for Policy owners who intend to retain and make substantial premium payments under their Policies, coverage under the base Policy will probably be more economically advantageous over the long term.

Any coverage under the Second-To-Die Rider is not considered in computing the Alternative Death Benefit mentioned above. Therefore, if part of the coverage is taken under the rider, the Alternative Death Benefit will apply at lower levels of Policy Value than if all of the coverage had been taken out under the base Policy. The Alternative Death Benefit, when it applies, has the effect of automatically increasing the amount of insurance coverage under the base Policy and, as a consequence, the amount deducted for cost of insurance. Accordingly, it is more likely that such increases will occur if coverage is taken out under the Second-To-Die Rider, rather than under the base Policy.

For a more complete discussion of the Second-To-Die Rider and factors you should consider in determining whether to apply for it, see "Second-To-Die Rider" under "Optional Insurance Benefits--Joint Term Life Insurance Riders" in Appendix A at the end of this prospectus.

ACCELERATED BENEFIT RIDER


The Accelerated Benefit Rider will be issued as a part of all Policies issued in a state that has approved such rider. The Accelerated Benefit Rider allows a Policy owner to receive benefits from the Policy that would be otherwise payable upon the death of an insured. The benefits paid under the Accelerated Benefit Rider are available when Fortis

Benefits has received written notice and satisfactory proof (a certificate by a doctor) that the insured has a life expectancy of twelve months or less due to an irreversible medical condition. The benefit may vary state-by-state and a Fortis Benefits representative should be consulted as to whether, and to what extent, the rider is available in any particular state.



The Accelerated Benefit Rider allows the Policy owner to elect an accelerated payment of all or part of the death benefit under the Policy and any term insurance rider that is less than two years prior to the original expiry or maturity date. For any survivorship benefit the election can only be made after the death of one of the joint insureds. The accelerated payment will be discounted for twelve months' interest and will be reduced by any outstanding loan if not otherwise paid, multiplied by the percentage of the eligible amount which is accelerated. The interest rate discount will be equal to the lesser of
(1) the applicable federal interest rate determined under Section 846(c)(2) of the Internal Revenue Code; (2) the current maximum statutory adjustable policy loan interest rate; or (3) 10%. Fortis Benefits can furnish details about the amount of the benefit under the Accelerated Benefit Rider available to an eligible Policy owner under a particular Policy. The benefit will be paid in a lump sum unless otherwise agreed to by Fortis Benefits.


The payment of a benefit must be approved in writing by any irrevocable beneficiary and any collateral assignee. No benefit is available if the insured's irreversible medical condition results from self-inflicted injury and such injury occurs within the first two policy years (one year in Colorado and North Dakota). If such injury occurs beyond such period, the amount that may be requested may not include any part of the death benefit that was first effective within a two year period (one year in Colorado and North Dakota) prior to such injury.

All or part of the eligible amount may be accelerated under the Accelerated Benefit Rider. If the death benefit is only partially accelerated, a Face Amount at least equal to the minimum Face Amount required for the Policy or rider must remain under the Policy or rider. The benefit payable must be at least $2,500.00, or if smaller the entire eligible amount. If the entire eligible amount is accelerated, the Policy or rider will terminate. If the entire eligible amount is paid on the person who is insured under the base Policy, any rider on the Policy that provides insurance on the life of any other person will be administered according to the provisions in the rider concerning the death of the person insured under the base Policy.

The maximum amount of any accelerated death benefit payable under a Policy and all other policies issued by Fortis Benefits with an Accelerated Benefit Rider is $500,000.

If only a portion of the eligible amount is paid, the Policy and/or rider will remain in force. The amount of insurance, and the loan amount and Surrender Value if the benefit is paid on the death benefit provided by the base Policy, of the Policy or rider will be reduced as of the date of approval of the benefit request by the percentage of the eligible amount which is accelerated. Future monthly Minimum Premiums and cost of insurance will be adjusted as if (1) a loan repayment were made equal to the reduction in the loan amount, (2) a withdrawal were made equal to the reduction in Surrender Value, and (3) a Face Amount decrease were made equal to the difference between the accelerated eligible amount and the face amount decrease caused by withdrawal.

There is no charge for this rider provision as a part of your policy. However, an administrative fee (not to exceed $300) will be charged at the time the benefit is paid. The current fee is $50.

Fortis Benefits agrees that unless otherwise required by law, no benefit will be paid if the Policy owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Receipt of payment of a benefit under the Accelerated Benefit Rider may affect eligibility for government sponsored benefit programs, such as Medicaid and Supplemental Security Income. The rider can be terminated by request.

The Accelerated Benefit Rider is not a long term care rider or nursing home insurance rider. The amount this rider pays may not be enough to cover medical, nursing home or other bills. The benefit can be used for any purpose.


CHANGES IN FACE AMOUNT


INCREASE. A Policy owner may at any time increase the Face Amount of a Policy, subject to the conditions discussed below.

The minimum Face Amount increase is currently $5,000, and all other requirements are as if the increase were a separate Policy. Increases in Face Amount may be made only if the Surrender Value after the increase is large enough to cover at least the Monthly Deduction for the Policy month following the increase. Any increase may require that additional evidence of insurability be submitted to Fortis Benefits. No Face Amount increase will be permitted if benefits are being paid under the terms of a Waiver of Monthly Deductions Rider or the Waiver of Selected Amount Rider. See Appendix A--"Optional Insurance Benefits." Fortis Benefits reserves the right to establish different maximum or minimum amounts for future Face Amount increases.

Following a Face Amount increase requested by the Policy owner, additional sales and issuance charges will be applicable. See "Charges and Deductions--Premium Tax and Sales Charges" and "Policy Issuance Expense Charges." An increase in Face Amount requested by the Policy owner also will increase the monthly Minimum Premium. See "Minimum Premiums" under "Payment and Allocation of Premiums-- Premiums."

The Policy owner may cancel the Face Amount increase. The cancellation request must be delivered or mailed to Fortis Benefits by letter postmarked (1) within 10 days after receipt of a Policy schedule amendment reflecting any requested Face Amount increase, (2) within 45 days after the Policy change application for such increase is signed, or (3) within 10 days after receipt of a Notice of Withdrawal Right, whichever is latest. Upon such a cancellation, Monthly Deductions, including rider costs, arising from the increase are credited to the Policy Value. No premiums paid will be refunded, except that Fortis Benefits will promptly refund premiums to the extent necessary to cure any violation of the then current maximum premium limitations under Section 7702 of the Internal Revenue Code of 1986, as amended

(the "Code"). See "Payment and Allocations of Premiums--Premiums." The Surrender Charge and the monthly Minimum Premium will be adjusted to the level they would have been in the absence of the Face Amount increase.

Also, during the first two years following a Face Amount increase requested by a Policy owner, the Policy owner may transfer all or part of the Policy Value to the General Account without charge. See "Policy Value Transfers" under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Values." Such a transfer to the General Account could be made, for example, in the amount of any premiums paid which are deemed attributable to the increase. See "Charges and Deductions--Premium Tax and Sales Charges" and "Policy Issuance Expense Charges" regarding the method of such attribution.

DECREASE. After the third Policy year, the Policy owner may request a decrease in the Face Amount of the Policy. Also, no face amount decrease is allowed in the first year following a Face Amount increase requested by the Policy owner.

The Face Amount remaining in force after any requested decrease may not be less than $100,000. No decrease in the Face Amount will be permitted if it would result in any violation of the then current maximum premium limitations under
Section 7702 of the Code. The monthly Minimum Premium will also be reduced. See "Minimum Premiums" under "Payment and Allocation of Premiums--Premiums."

EFFECTIVE DATE. Any Face Amount increase or decrease will become effective on the Monthly Anniversary on or next following (1) the Date of Receipt of the request or (2) if evidence of insurability is required, the date Fortis Benefits approves the request. Nevertheless, there will be no insurance coverage under any change in Face Amount or other change in benefits requiring evidence of insurability, unless, at the time of delivery of a Policy schedule amendment reflecting the change in benefits, the insureds' health remain as stated in the application for the change.

Commencing on its effective date, a change in the Face Amount generally will also affect the Net Amount at Risk and may affect the insureds' rate class, both of which affect a Policy owner's monthly cost of insurance charge. (Net Amount at Risk is the difference in amount between the death benefit and the Policy Value.) See "Rate Class" under "Charges and Deductions--Monthly Deduction from Policy Value." This in turn can affect the level of subsequent Policy Values and death benefits.

CHANGE IN DEATH BENEFIT OPTION

After the third Policy year, the death benefit option in effect may be changed once each Policy year by sending a written request in form acceptable to Fortis Benefits at its Home Office. The effective date of any such change will be the Monthly Anniversary on or following (1) the Date of Receipt of the request or
(2) if evidence of insurability is required, approval by Fortis Benefits.

A change from Option A to Option B requires evidence of insurability and results in an automatic reduction in the Face Amount by the amount of Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount which is less than the minimum Face Amount, which is $100,000. Nor will a change in death benefit option be permitted if it results in any violation of the then current maximum premium limitations under Section 7702 of the Code. See "Payment and Allocation of Premiums--Premiums."

A change from Option A to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from then on. Since, from then on, the Policy Value will be added to the new Face Amount, the death benefit will vary with the Policy Value. Moreover, under Option B, the Net Amount at Risk will not vary unless the Alternative Death Benefit is in effect. Therefore, after a change from Option A to Option B, the cost of insurance will generally be higher if the Policy Value increases, but lower if the Policy Value decreases. See "Charges and Deductions--Monthly Deductions From Policy Value."


Although a change from Option A to Option B results in an automatic reduction in Face Amount, it will not result in any change in the charges for premium tax, sales or issuance expenses or in the monthly Minimum Premium attributable to the base Policy.


If the death benefit option changes from Option B to Option A, the Face Amount will be increased by the amount of the Policy Value on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will continue to affect the determination of the death benefit from then on, because the Policy Value will no longer be added to the Face Amount in determining the death benefit. Therefore, after a change from Option B to Option A, the cost of insurance charges will generally be lower if the Policy Value increases but higher if the Policy Value decreases. See "Charges and Deductions--Monthly Deductions From Policy Value."


Although a change from Option B to Option A results in an automatic increase in the Face Amount of a Policy, no additional sales charge or expense charge will be imposed as a result of such a change, and no evidence of insurability will be required. Nor will there be any change in the monthly Minimum Premium attributable to the base Policy or any right to a refund of charges upon cancellation of the Face Amount increase.


POLICY SPLIT OPTION

POLICY SPLIT OPTION. The Policy owner may elect to split the Policy and purchase two individual Fortis Benefits VUL policies; one on the life of each insured. This election may be exercised only by written notice to Fortis Benefits' Home Office within 180 days following either: (1) The date of entry of a final decree of divorce with respect to the joint insureds; or (2) The effective date of a change in the Federal estate tax laws that would reduce or eliminate the unlimited marital deduction; or (3) Written confirmation of a dissolution of a business partnership or closely held corporation in which the joint insureds are partners or shareholders. For Policies issued in the State of Texas there is a monthly charge of $.04 per $1,000 of Face Amount for this benefit.

There is a 60-day waiting period after divorce or business dissolution before the option can be elected. The new policies will be issued subject to the following terms and conditions:

1.  There will be no new evidence of insurability required.

2. Premiums, charges, and bonuses for the new policies will be based on each insured's attained age and current rate class.

3. As of the effective date of the Policy split, Policy Value and the Face Amount of the Policy, excluding any riders, will be divided equally between the new policies, unless a different percentage is specified in the Policy schedule for the Policy. An unequal split is allowed only at the discretion of Fortis Benefits upon issuance of the Policy.

4.  Loans must be paid at the time of the Policy division.

5. In no event may the combined death benefits of the new policies exceed that provided under the Policy. A withdrawal of policy value from the Policy will be made to prevent this from occurring.

6. Riders on the new policies will be allowed at the discretion of Fortis Benefits, and only if evidence of insurability is provided.

7. The owner and beneficiary of the new policies will be the same as under the Policy, unless the Policy owner specifies otherwise.

8. Any existing incontestable or suicide period under the Policy will continue under the two new policies.

The Policy Split Option is not available if any of the following apply when exercise of the option is sought:

1. Either insured is deceased or considered "uninsurable" pursuant to Fortis Benefits' underwriting guidelines.

2. The combined rating of the insureds, as indicated in the Policy schedule, is more than Table 4.

3. Either insured is older than the issue age of the new policy's maximum issue age.

4.  The Policy is in the grace period.

5.  The Policy is receiving benefits from any disability rider.

Exercise of this option is treated as a taxable transaction. The Policy owner should consult a tax adviser before exercising this option.

POLICY VALUE

The total Policy Value at any time is the sum of the Policy Values in the General Account (see Appendix C--"The General Account" and "Loan Privileges") and the Subaccounts of the Separate Account at such time.

The Policy Value in the Separate Account may increase or decrease on each Valuation Date, depending on the investment return of the chosen Subaccounts. See "Separate Account Net Investment Return," below. "Valuation Dates" are all business days, except, with respect to any Subaccount, days on which the related Fortis Series Portfolio does not value its shares. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

PREMIUM BASED BONUSES AND POLICY VALUE BONUSES

PREMIUM BASED BONUSES. In most states a premium based bonus will be paid by Fortis Benefits starting on the last day of the seventh and each subsequent Policy year and continuing for the life of the Policy or, if earlier, the date the younger insured reaches or would have reached age 100. The amount of the bonus is a percentage of the lesser of (a) or (b), the result divided by the number of years that the Policy has been in force where: (a) is the sum of all premiums paid less any withdrawals and loans; and (b) is the sum of all monthly Maximum Bonus Premiums to date. The current percentages and durations are as follows:

                    CURRENT PREMIUM BASED BONUS PERCENTAGES

                                         END OF POLICY YEAR
                             ------------------------------------------
                                                        9 AND LATER TO
AGE OF                                                     ORIGINAL
YOUNGER INSURED                                            MATURITY
AT ISSUE                     0-6       7        8       DATE OF POLICY
-------------------------    ----     ----     ----     ---------------
18-50....................      0%       2%       2%              4%
51-60....................      0        2        4               7
61-70....................      0        5        7              10
71-85....................      0        5        5               5

Maximum Bonus Premiums with respect to a policy or a benefit change generally is the estimated premium payment which would keep the policy (or benefit change) in force to the younger insured's Age 85, without regard to substandard risks or riders. A Face Amount increase or decrease requested by the Policy owner will cause an increase or decrease, respectively, in the size of future Maximum Bonus Premiums.

Subject to the guaranteed minimums set forth below, Fortis Benefits reserves the right in its sole discretion to reduce the rate of Premium Based Bonuses. Policy owners will be given one year's notice before any such reduction takes effect. Fortis Benefits guarantees Premium Based Bonuses for eligible Policies at specified rates. The guaranteed rates are based on the younger insured's Age at Policy issue, as follows:

                  GUARANTEED PREMIUM BASED BONUSES PERCENTAGES

                                         END OF POLICY YEAR
                             ------------------------------------------
                                                        9 AND LATER TO
AGE OF                                                     ORIGINAL
YOUNGER INSURED                                            MATURITY
AT ISSUE                     0-6       7        8       DATE OF POLICY
-------------------------    ----     ----     ----     ---------------
18-50....................      0%       2%       2%              4%
51-60....................      0        2        4               7
61-70....................      0        2        4               7
71-85....................      0        2        4               5

Premium Based Bonuses are offered or guaranteed only to the extent allowed by the state in which the Policy is issued.

POLICY VALUE BONUSES. In most states Fortis Benefits intends to credit Policy Value Bonuses on each monthly anniversary after the monthly deduction is made, at an annual rate, as set forth below:

       ANNUAL RATE OF POLICY VALUE BONUSES AS A PERCENT OF NET CASH VALUE

                                                 OPTION A ANNUAL BONUSES                 OPTION B ANNUAL BONUSES
                                          -------------------------------------   -------------------------------------
            SURRENDER VALUE               BAND 1    BAND 2    BAND 3    BAND 4    BAND 1    BAND 2    BAND 3    BAND 4
----------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
$0 - $9,999                                 0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
$10,000 - $49,999                           0.00%     0.00%     0.05%     0.05%     0.30%     0.30%     0.35%     0.35%
$50,000 - $99,999                           0.05%     0.05%     0.10%     0.10%     0.35%     0.35%     0.40%     0.40%
$100,000 +                                  0.10%     0.10%     0.15%     0.20%     0.40%     0.40%     0.45%     0.50%

If the death benefit option is changed the rate is computed using the weighted average of the rates based on the number of months each death benefit option has been in effect.

For purposes of calculating the Policy Value Bonus percentage, the average Face Amount of the Policy from issuance to the point of the bonus payment will be used to determine the Policy Band. For example, if the Policy had a Face Amount of $1 million for 18 months, $500,000 for 60 months, and $2 million for 6 months, the policy has an average Face Amount of (18 x $1,000,000) + (60 x $500,000) + (6 x $2,000,000) DIVIDED BY 84= $714,285, a Band 2 Policy.

Fortis Benefits intends to add .35% to the annual rates shown above for Policy Value Bonuses after the 19th Policy year. This increase is not guaranteed. To the extent implemented, however, the increase would substantially offset any daily charge for premium taxes and sales charges that is then being made.

Policy Value Bonuses are offered or guaranteed only to the extent allowed by the state in which the Policy is issued.

ALLOCATION AND EFFECTS. Any Premium Based Bonus and Policy Value Bonus will be allocated among the General Account and the Subaccounts of the Separate Account on a Pro Rata Basis. Following such allocation, these amounts will be credited with investment performance and otherwise be treated the same as any other amounts allocated to the Subaccounts or the General Account, as the case may be. Thus, for example, any Premium Based Bonus or Policy Value Bonus will increase the Option B (but not the Option A) death benefit under the Policy. Under an Option A death benefit, Premium Based Bonus and Policy Value Bonuses will result in reduced cost of insurance charges.

CALCULATION OF SEPARATE ACCOUNT POLICY VALUE

On each Valuation Date, the Policy Value in a Subaccount of the Separate Account will be:

(1) The cumulative amount of premiums allocated to the Subaccount; plus

(2) The amount of all Premium Based Bonuses and Policy Value Bonuses credited to the Subaccount (see "Policy Benefits-- Premium Based Bonuses and Policy Value Bonuses"); plus

(3) All amounts transferred to the Subaccount from the General Account or from another Subaccount; minus

(4) Any amounts transferred from the Subaccount to the General Account or to another Subaccount; minus

(5) Any partial withdrawal from the Subaccount; minus

(6) The amount of any daily deductions for premium tax and sales charges (see "Charges and Deductions -- Premium Tax and Sales Charges") allocated to the Subaccount; minus

(7) The portion of the cumulative Monthly Deductions allocated to the Subaccount (see "Charges and Deductions--Monthly Deductions From Policy Value" and "Policy Issuance Expense Charges"); plus

(8) The cumulative net investment return (discussed below) on the amount of Policy Value in the Subaccount from time to time.

The Policy's total Policy Value in the Separate Account is the sum of the Policy Values in each Subaccount, which have no guaranteed minimum.

SEPARATE ACCOUNT NET INVESTMENT RETURN

The net asset value for each Fortis Series Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), on each Valuation Date. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time.

Each Subaccount is credited with a rate of net investment return equal to its gross rate of investment return during each Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and expense risks (at an annual rate of 1.00%) and (2) a charge for Fortis Benefits' income taxes, if any such tax charge becomes necessary in the future (see "Federal Tax Matters--Taxation of Fortis Benefits"). Each Subaccount's gross rate of investment return during a Valuation Period is the rate of increase or decrease in the per share net asset value of the underlying Fortis Series Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends or distributions paid by the Portfolio during this period.

A "Valuation Period" is the period between two successive Valuation Dates, commencing at the close of regular trading on the NYSE on each Valuation Date and ending at the close of regular trading on the NYSE on the next succeeding Valuation Date. Depending primarily on the investment experience of the underlying Portfolio, a Separate Account Subaccount's net investment return may be either positive or negative during a Valuation Period. Subject to applicable legal requirements, Fortis Benefits reserves the right to change the times of day when values under a Policy are determined.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application which will be sent to Fortis Benefits' Home Office. Currently the minimum Face Amount of insurance for which a Band 1 Policy may be issued is $100,000, $500,000 for a Band 2 Policy, $1,000,000 for a Band 3 Policy, and $5,000,000 for a Band 4 Policy. A Policy will generally be issued to insureds Age 18-85 who supply evidence of insurability satisfactory to Fortis Benefits.

Acceptance of an application is subject to Fortis Benefits' underwriting guidelines and Policy approval procedures. Any premium payments for a Policy that never goes into effect, or that is subsequently revoked, will be returned without interest.

If the proposed insureds meet certain health requirements, Fortis Benefits will issue temporary term life insurance to cover the period before the Policy goes into effect. Temporary insurance will be issued only if the initial premium payment has been paid with the application and the amount of temporary insurance coverage will not exceed $250,000 under all applications for the proposed insureds pending with Fortis Benefits and any other insurers. If a temporary insurance benefit is paid, a premium for the amount of temporary coverage from the date of its issue to the date of death will be charged. Temporary coverage is subject to certain other conditions, including special limits for temporary coverage of certain optional benefits provided by rider, and is for a maximum of ninety days. Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insureds' health is the same as stated in the application.

The Policy Date is the date used to determine Policy Anniversaries and Monthly Anniversaries, regardless of when the Policy is delivered. The Policy Date is also when Monthly Deductions commence. When temporary insurance has been provided, the Policy Date will ordinarily be the date of part I of the application, except that if that date is the 29th through the 31st of any month, the Policy Date will be the first of the next month. When no temporary insurance has been provided, the Policy Date will ordinarily be three days after the date the application is approved, except that if that date is the 29th through 31st of any month, the Policy Date will be the first of the next month. A later Policy Date will result in monthly deductions being taken out later and investment performance on any premium payment being credited later. A prospective purchaser may request a Policy Date later than that which otherwise would apply, subject to Fortis Benefits' current administrative policies. No interest or other return on premium payments will be credited prior to the Policy Date, however.

Notwithstanding the general procedures outlined above, the purchaser may, subject to Fortis Benefits' current administrative policies and state insurance law requirements, request a Policy Date up to six months prior to the date the Policy is issued, for the purpose of preserving a younger Age of an insured person under the Policy. In many cases, a younger Age will result in a smaller monthly Minimum Premium, lower cost of insurance rates and lower Surrender Charges. An earlier Policy Date will also result in a correspondingly earlier commencement of Monthly Deductions and, in some cases, lower Premium Based Bonuses. If an earlier Policy Date is requested, all monthly Minimum Premiums commencing with that date, plus the amount of initial premium payment that otherwise would be required, must be paid before the Policy will be issued.

In other cases, unless otherwise requested, if an insured's birthday falls between the date of an application and the date the Policy is approved, the Policy Date will generally be set early enough to preserve the younger Age.

PREMIUMS

PAYMENT OF PREMIUMS. At the time of Policy issuance, the Planned Periodic Premium must be, on an annualized basis, at least the greater of (1) $2,000, or
(2) twelve monthly Minimum Premiums. For purposes of this requirement, the Planned Periodic Premiums are assumed to be level in the first policy year. The initial premium payment must cover all monthly Minimum Premiums from the Policy Date to the next billing date, generally after the Policy is mailed for delivery, and must be paid before a Policy will take effect. If the Planned Periodic Premium is paid monthly, at least two months' Planned Periodic Premiums must be paid.

Subject to Fortis Benefits' guidelines, each Policy owner will determine a Planned Periodic Premium schedule that provides for the payment of level premiums at specified intervals for the life of the Policy. (If desired, these may be paid by means of automatic monthly drafts on the Policy owner's checking account.) The Policy owner, however, is not required to pay premiums in accordance with the Planned Periodic Premium schedule, except to the extent described above with respect to the initial premium payment. THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Net Cash Value. See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement."

Subject to the limitations described below, a Policy owner may make additional premium payments at any time in any amount.

The total of all premiums paid may never exceed the then current maximum premium limitations under Section 7702 of the Code. If at any time a premium is paid that would result in any violation of the then current maximum premium limitations, Fortis Benefits will accept only that portion of the premium that will make total premiums equal to the limit. Fortis Benefits will promptly refund any such excess, unless the Policy owner directs otherwise. Any amount so refunded will include any positive net investment performance attributable to such amount prior to refund. The amount of any positive net investment performance refunded will constitute ordinary income to the Policy owner for federal income tax purposes.

Fortis Benefits reserves the right to impose additional limits on the number or amount of premium payments. Fortis Benefits currently has no intention of imposing such limits except when the Alternative Death Benefit is in effect. See "Policy Benefits--Death Benefit Options."

ALLOCATION OF PREMIUMS AND POLICY VALUE

ALLOCATION OF PREMIUMS. In the application for a Policy, the Policy owner indicates the initial allocation of premiums among the General Account and the Subaccounts of the Separate Account. (As discussed below, this allocation will generally take effect 20 days following the date the Policy is mailed for delivery to the Policy owner.) Allocation percentages must be in whole numbers. The Policy owner may change the allocation of future premiums without charge at any time (other than during any Grace Period) by submitting a written request in a form acceptable to Fortis Benefits at its Home Office. The change will be effective as of the Date of Receipt of such form.

The first premium payment will be allocated automatically to the General Account as of the later of the Policy Date or Date of Receipt, and, assuming a Policy goes into effect, will earn a return for the Policy owner. Any other premiums will be allocated to the General Account as of the later of the Policy Date or the Date of Receipt. These payments will be held in the General Account generally until the twentieth day after the Policy is mailed for delivery. Then, all premiums, plus any other amounts previously earned in the General Account, will be re-allocated among the General Account and the Subaccounts in accordance with the premium allocation percentage established by the Policy owner. If either insured is in a substandard risk class, the reallocation will occur on the twentieth day after the Date of Receipt by Fortis Benefits of all items necessary under its administrative and underwriting procedures to release the Policy to an active status in its processing system.

Each premium payment accepted after this reallocation is credited to the Subaccounts or General Account as of the Date of Receipt. There is an exception to this rule, however, with respect to any premium payments as to which underwriting requirements apply or where Fortis Benefits obtains authorization of the Policy owner to delay acceptance of the premium until permitted under
Section 7702 of the Code. In such cases, the premium is held in a non-interest bearing account until it is allocated to the Subaccounts or General Account as of the later of the Date of Receipt of the premium or the date of acceptance of such premium by Fortis Benefits.

POLICY VALUE TRANSFERS. After the initial allocation of premiums has occurred, and subject to the limitations described below, the Policy owner may transfer Policy Value between the General Account and the Subaccounts of the Separate Account and among the Subaccounts, except during any Grace Period.

Transfers from the General Account to the Separate Account are limited to one transfer in each Policy Year, which currently may not be for more than 50% of the General Account Policy Value at the date of transfer (excluding the amount of any General Account Policy Value attributable to Policy loans). However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, the Policy owner may transfer the entire unloaned balance from the General Account to the Separate Account. Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

Fortis Benefits will determine all values in connection with a transfer as of the Date of Receipt of the transfer request. Fortis Benefits may in its discretion permit a continuing request for transfers of specified amounts automatically on a periodic basis. Fortis Benefits reserves the right to restrict the number and amount of transfers, but currently has no plans to impose any such restrictions. At least four transfers per Policy year among the Subaccounts or to the General Account will always be permitted. Fortis Benefits will give Policy owners advance notice of any such restrictions.

Transfers are not taxable under current law. Except as discussed below, transfer requests must be in writing, in a form acceptable to Fortis Benefits. Although it currently has no plans to do so, Fortis Benefits may impose a charge of up to $25 on transfers. Any such charge would be designed only to cover the administrative cost of effecting transfers. Telephone transfers may be made if a telephone authorization form has been received. See "Summary--How to Exercise Your Rights Under a Policy."

In no event will Fortis Benefits restrict or prohibit any transfer of all Policy Value to the General Account (1) during the first two Policy years, (2) within the first two years after a Face Amount increase requested by the Policy owner, or (3) within 60 days after the Policy owner receives notice of any material change in a Portfolio's investment policy. Nor will any transfer charge be imposed on such transfers, except that a charge may be imposed subsequent to the first full transfer after issue, a Face Amount increase, or a change in investment policy.

LIMITATION. Under the Policy, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interest of all investors participating in Fortis Series'
Portfolios: a Policy owner may not invest, allocate, transfer or exchange Policy Value into any Subaccount if the value allocated to that Subaccount under the Policy (and under any other insurance or annuity contract directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. Fortis Benefits reserves the right to modify these procedures at any time.

GUARANTEED DEATH BENEFIT

GUARANTEED DEATH BENEFIT. A Policy is guaranteed to stay in force if, as of each Monthly Anniversary, the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals taken by the Policy owner, at least equals the cumulative monthly Minimum Premiums for Policy months up to and including that beginning on that Monthly Anniversary. For purposes of this calculation, premiums paid in any Policy year, Minimum Premiums, and partial withdrawals are assumed to accumulate at an effective annual rate of 4%. For this purpose premiums and Minimum Premiums for any Policy year are assumed to commence accumulating interest at the beginning of the Policy year in which they are paid. Partial withdrawals are assumed to be taken at the end of the year or at the end of the current monthly anniversary, if earlier. This benefit is provided by the Guaranteed Death Benefit rider issued as a part of all Policies issued in a state that has approved such rider. The Policy owner can choose at issue a guarantee period of 10 years, 20 years, or to Age 85 of the younger insured. The choice cannot be changed after the Policy is issued. If the issue age of the younger insured is 65 or older, the guarantee will be for the lesser of 10 years from the Policy Date or until the younger insured's Age 75 (or for 5 years if the younger insured is Age 71 or more at issue). The guarantee if either insured is rated for higher mortality is for five years. The guarantee period may be shorter in some states due to state limitations. There is no charge for the benefit in the first ten years. After the tenth Policy year, the monthly charge for the 20 year guarantee is $.02 per thousand dollars of Face Amount in effect under the Policy or under any supplemental term insurance rider described in Appendix A, and $.04 per thousand of such Face amount for the guarantee period to Age 85 of the younger insured. The initial charge is set forth in the Policy schedule. For Policies issued in the State of Texas there is no charge for this extended benefit. A subsequent increase or decrease in Face Amount will result in an increase or decrease, respectively, in the level of charges for the Guaranteed Death Benefit. The same is true of the addition or cancellation of any benefits under any supplemental term insurance rider described in "Appendix A." The new charges will be set forth in the Policy schedule amendment delivered following any change. If the Guaranteed Death Benefit terminates for any reason, the charge for it will terminate at the same time.

The minimum amount must be paid prior to the next Monthly Anniversary for the rider to stay in force. Fortis Benefits will send the Policy owner a notice of the minimum amount required to be paid. The Guaranteed Death Benefit will terminate if at least this amount is not paid, or if the Date of Receipt by Fortis Benefits of this amount is not prior to the next Monthly Anniversary. Any Grace Period under the Policy will end on the date otherwise provided in the Policy, but in no event earlier than the Monthly Anniversary following lapse of the Guaranteed Death Benefit. Once the Guaranteed Death Benefit terminates, it may not be reinstated.

MINIMUM PREMIUMS. For the 10 year and 20 year guarantee periods the monthly Minimum Premium with respect to a Policy or benefit change generally is the estimated monthly premium payment which would keep the Policy (or benefit change) in force for 20 years based on (1) the insureds' then-current Ages, sex, and smoking habits and (2) reasonable assumptions for interest, costs of insurance, and other charges. If the guarantee period to Age 85 of the younger insured is selected, the monthly Minimum Premium will be one that is sufficient to keep the Policy in force for the extended guarantee period provided for by the rider, based on the assumptions set out above. However, in the event the premium requirements for a longer period are not met, the rider will stay in force for the shorter guarantee period, i.e. 20 or 10 years so long as the premium requirements for that shorter guarantee period continue to be met. If the younger insured is Age 65 or over at issue, the monthly Minimum Premium will be one that is sufficient to keep the Policy in force for 10 years. For insureds rated for higher mortality, it will be reduced to one that is sufficient to keep the Policy in force for five years. The smallest monthly Minimum Premium for a Policy without substandard risks or optional riders is $25. Fortis Benefits reserves the right to change the monthly Minimum Premium, although any such change would affect only subsequent increases in the monthly Minimum Premium due to changes in benefits.

Starting with the Monthly Anniversary when any Face Amount increase requested by the Policy owner becomes effective, the monthly

Minimum Premium will include an additional amount attributable to the increase above the Face Amount on which the previous monthly Minimum Premium was computed.


Starting with the Monthly Anniversary when any Face Amount decrease requested by the Policy owner becomes effective, the monthly Minimum Premium will be reduced by an amount attributable to the decrease below the Face Amount on which the previous monthly Minimum Premium was computed. (The Monthly Minimum Premium will not be reduced for any prior periods and is still subject to a $25 minimum, however.) If there have been no Face Amount increases, the decrease in any subsequent monthly Minimum Premium will be (1) the monthly Minimum Premium before the change, multiplied by (2) the proportion that the decrease represents of the Face Amount before the change. If there have been any Face Amount increases, the decrease will be deemed to reduce the most recent increase first.


The initial monthly Minimum Premium that must be paid to ensure the availability of the Guaranteed Death Benefit Rider is set forth in the Policy schedule included in the Policy. Any increased or decreased monthly Minimum Premium for these purposes will be set forth in a Policy schedule amendment delivered to the Policy owner following the change. Except as otherwise discussed below, the monthly Minimum Premium for the Face Amount or any Face Amount change will include an amount necessary to support certain substandard rate class charges and any optional insurance benefits pursuant to Policy riders. Accordingly, in such cases any increase or decrease in optional benefits provided by rider will result in a higher or lower monthly Minimum Premium. For this purpose, the amount of additional monthly Minimum Premium attributable to an increase in benefits will be based on the most recent rate class if an insured's rate class has worsened. On the other hand, the monthly Minimum Premium will be reduced starting with the first Monthly Anniversary after Fortis Benefits approves any new rate class for an insured which is more favorable than that on which the previous monthly Minimum Premium was based.

POLICY LAPSE AND REINSTATEMENT

LAPSE. A Policy may lapse if the Net Cash Value on any Monthly Anniversary is insufficient to pay the Monthly Deduction. The "Net Cash Value" is the Policy Value less any outstanding Policy loan, plus any loan interest paid for future periods. Fortis Benefits will notify the Policy owner and any assignee of record of any Net Cash Value shortfall unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, we will still send the notification if the Minimum Premium payment requirement has not been met. See "Guaranteed Death Benefit" under "Payment and Allocation of Premiums--Premiums," above. The Policy owner will have a Grace Period of 61 days to make a premium payment sufficient to cover at least the amount of such shortfall, plus any additional Monthly Deductions until the end of the Grace Period. Failure to make a sufficient payment within the Grace Period will result in termination of the Policy, with no remaining Surrender Value, except to the extent otherwise provided pursuant to the Guaranteed Death Benefit Rider.

If the Surviving Insured dies during the Grace Period, the insurance proceeds payable will be the Death Benefit in effect immediately prior to entering the Grace Period, but any due and unpaid Monthly Deductions will be deducted from the proceeds.

REINSTATEMENT. A lapsed Policy may be reinstated at any time within five years after the end of the Grace Period while both joint insureds are alive (or if the Policy lapsed after the first death, while the surviving insured is alive) and before the maturity date by submitting the following items to Fortis Benefits:
(1) a written application for reinstatement; (2) evidence of insurability satisfactory to Fortis Benefits; (3) a premium that, net of any premium charges that Fortis Benefits may in the future deduct from premiums, at least equals the sum of (a) an amount necessary to keep the Policy in force for at least the two Policy months commencing with the effective date of reinstatement, which consists of two Monthly Deductions and any increase in the Surrender Charge attributable to such premium, and (b) the balance needed to cover any due and unpaid Monthly Deductions through the end of the Grace Period.

Any Policy loan on the date of termination will be automatically canceled (except in jurisdictions where such cancellation is not permitted) and in that case need not otherwise be repaid or reinstated. The amount of Policy Value on the date of reinstatement will be equal to the premium paid at reinstatement, less any premium charge deducted from premiums, less the first Monthly Deduction paid in accordance with (a) above, and less the amounts paid in accordance with
(b) above. This Policy Value will be allocated according to the Policy owner's most recent allocation designation. If the Policy loan must be reinstated, the Policy Value will be increased by the amount of the loan, and that portion of the Policy Value will be held in the General Account and credited with interest at a rate of 4% per annum.

The date of reinstatement will be the first Monthly Anniversary on or following approval of the application for reinstatement. The Guaranteed Death Benefit Rider will not be reinstated. Following reinstatement, the Surrender Charge will be reinstated and will be calculated using the original Policy Date and Face Amount increase dates as appropriate. See "Charges and Deductions--Premium Tax and Sales Charges; Policy Issuance Expense Charges." The Policy Issuance Expense Charges will also be reinstated. However, credit will be given for the time period prior to the Policy's lapse.

CHARGES AND DEDUCTIONS

PREMIUM TAX AND SALES CHARGES

PREMIUM TAX CHARGES. Premium tax charges are not deducted from premium payments. This allows more of each premium payment to be put to work earning a return for the Policy owner. Currently, a premium tax charge in the amount of 2.2% of all premium payments is assessed through monthly and daily deductions from Policy Value, as described below. Any portion of such amount that is not recovered by Fortis Benefits pursuant to the monthly and daily deductions may be deducted as part of the Surrender Charge discussed below. The charge for premium taxes is to reimburse Fortis Benefits for taxes on premiums and similar assessments that are imposed by most, but not all, state and local governmental entities at various rates. The charge for premium taxes is imposed on all Policies even though there may be no premium tax assessed by the jurisdiction in which the Policy is purchased. Rather, the current rate at which the charge is imposed is an average rate that Fortis Benefits estimates will be paid on premiums in all jurisdictions. In order to more fully reimburse itself for premium taxes or similar charges that it has paid or expects to pay, Fortis

Benefits reserves the right to raise the current premium tax charge assessed through periodic deductions to 3.0%. Fortis Benefits also reserves the right to assess a charge for premium taxes directly from premiums to a maximum of 2.5%, in which case the amount of premium tax charges recoverable through the periodic deductions therefor would be reduced by at least a corresponding amount. Fortis Benefits also reserves the right to impose charges for other taxes that may be payable and are attributable to the policies.


SALES CHARGES. A sales charge in the amount of 9% of all premium payments is also assessed through the monthly and daily deductions from Policy Value. Any amount of this sales charge that is not recovered by Fortis Benefits through these deductions may be deducted as a Contingent Deferred Sales Charge that is included as part of the Surrender Charge. It is not possible to state how long it would take for the full sales charge to be recovered through these deductions. First, the cumulative sales charge will increase with each new premium payment, and the Policy owner has considerable flexibility to vary the amount and timing of premium payments. Second, the actual dollar amount of the daily deduction to recover the sales charge depends on a number of factors that will differ for each Policy, including the amount of premium payments made, the performance of the investment options the Policy owner chooses, the amount and timing of Premium Based Bonuses and Policy Value Bonuses or loans and loan repayments, and the Age, sex and rate class of the insureds.

Fortis Benefits reserves the right to deduct sales charges from premium payments, up to a maximum of 5%, in which case the amount of premium tax charges recoverable through the periodic deductions therefor would be reduced by at least a corresponding amount. The sales charges under the Policies help to defray sales expenses, including sales commissions and the cost of prospectuses, other sales material and advertising. The amount of sales charges deducted in any year, however, cannot be specifically related to actual sales expenses for that year. Fortis Benefits does not expect to recover all of its sales expenses from the sales charges. The balance will be recovered from other sources, including any profits attributable to cost of insurance and mortality and expense risk charges under the Policies and Fortis Benefits' general assets and surplus.

The aggregate monthly deduction for premium tax and sales charges totals is $4.00 per policy (as part of the Monthly Deduction referred to below), and the daily deduction for these purposes is at an annual rate of .35% of the value of the Policy's net assets in the Separate Account. These monthly and daily deductions, however, will be waived to the extent that the cumulative amount of all such deductions and premium charges would exceed the current charge of 11.2% of all premium payments made to date (or 12% if the premium tax charge were increased to its 3% maximum). Any daily deductions after the nineteenth policy year for sales charges and premium taxes would be substantially offset, assuming that Fortis Benefits implements the full Policy Value Bonus in the 20th Policy year, as currently planned. See "Policy Benefits--Premium Based Bonuses and Policy Value Bonuses."

Any amount of premium tax charges and sales charges not recovered through the monthly or daily deductions and premium charges are deducted, if at all, ONLY as part of the Surrender Charge discussed below. The Surrender Charge (1) is imposed only in the event the Policy lapses or is surrendered in full before the tenth Policy Anniversary and (2) is subject to an overall upper limit or "cap" that decreases over time. Accordingly, Fortis Benefits' method of imposing premium tax charges and sales charges under the Policies in many cases will result in substantially less than the full amount of such charges being imposed.

POLICY ISSUANCE EXPENSE CHARGE

POLICY ISSUANCE EXPENSE CHARGES. A monthly policy issuance expense charge at the rates set out below will be deducted as part of the Monthly Deduction for the first ten Policy Years following issuance of the Policy:

                                    MONTHLY RATE
                                    PER $1,000 OF
                                     FACE AMOUNT
                                  -----------------
Band 1..........................            .10
Band 2..........................            .08
Band 3..........................            .05
Band 4..........................            .03

This charge also will be imposed for ten years following any requested Face Amount increase, the additional "per thousand" charge being based on the dollar amount of the increase and the Policy's size band immediately following the increase. If the Policy is surrendered or lapses within ten years after issuance or a Face Amount increase, all or part of the remaining Policy issuance expense charge for such ten year period will be deducted as part of the Surrender Charge.


This charge is designed primarily to compensate Fortis Benefits for underwriting and other start-up expenses incurred in connection with issuing the Policy or Face Amount increase. Such expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insureds' risk class, and establishing Policy records (including computer set up costs).


SURRENDER CHARGE.

SURRENDER CHARGE. A Surrender Charge may be assessed on lapse or full surrender of a Policy before the tenth Policy Anniversary (or the tenth anniversary of a Face Amount increase requested by the Policy owner). The Surrender Charge is (1) any amount of the Policy issuance expense charge discussed above that has not yet been recovered plus (2) any portion of the premium tax charge and the sales charge referred to above that has not yet been collected through the monthly and daily deductions therefor or through any deductions from premiums that Fortis Benefits may make in the future for these purposes.

The entire Surrender Charge is subject to an overall upper limit or "cap" as set forth in the table below. The table below also shows the amount by which the overall cap is increased by a Face Amount increase requested by the Policy owner. The overall cap (and each amount of increase therein) also decreases at a constant rate on the first and each subsequent Policy Anniversary (or increase anniversary, as the case may be) until it reaches zero on the tenth Policy Anniversary (or increase anniversary). Accordingly, there will be no Surrender Charge on surrenders or lapses as of the later of the tenth Policy Anniversary or the tenth anniversary of any Face Amount increase.

     ADJUSTED           OVERALL "CAP" ON
  AGE AT TIME OF        SURRENDER CHARGE
POLICY ISSUANCE OR    (PER THOUSAND DOLLARS
    FACE AMOUNT         OF FACE AMOUNT OR
     INCREASE         FACE AMOUNT INCREASE)
-------------------  -----------------------
      18 - 24                    1.90
      25 - 29                    3.30
      30 - 34                    4.50
      35 - 39                    6.00
      40 - 44                    8.25
      45 - 49                   10.75
      50 - 54                   14.25
      55 - 59                   19.00
      60 - 64                   25.20
      65 - 69                   33.60
      70 - 85                   41.00

The Adjusted Age, for purposes of calculating the surrender charge cap, is the Age of the younger insured plus 1/3 of the lesser of (a) the difference in Age between the younger and older insured or (b) 20. If both insureds are over Age 80, the "cap" per thousand is $33.

No Surrender Charge is deducted upon a partial withdrawal of Policy Value or a Face Amount decrease. However, when a Policy owner requests a Face Amount decrease (or a partial withdrawal that results in a Face Amount decrease), a portion of the overall "cap" referred to above is reduced: the portion of the cap that is attributable to the cancelled Face Amount is reduced to the extent that it exceeds the amount of the Surrender Charge then in effect that is attributable to the cancelled Face Amount. For this purpose, the most recent Face Amount increases are deemed to be cancelled first.

It is not possible to state, as a general matter, what the Surrender Charge will be as a percentage of premiums paid. This is because the components of the Surrender Charge vary based on factors other than the amount of premiums paid. For example, the amount of the premium tax and sales charge that remains uncollected at the time of surrender or lapse depends on such factors as the period of time the Policy has been in force, the performance of the investment options the Policy owner chooses, the amount and timing of any Premium Based Bonuses, Policy Value Bonuses or loans and loan repayments, and the Age, sex, and rate class of the insureds. Also, the overall Surrender Charge "cap" referred to above is not based on the amount of premiums paid, but on the Policy's Face Amount and the number of years since the Policy was issued.

MONTHLY DEDUCTION FROM POLICY VALUE

The Monthly Deduction from Policy Value includes (1) the monthly charges described above under "Premium Tax and Sales Charges," (2) policy issuance expense charges discussed above, (3) the cost of insurance charge, (4) certain monthly administrative expense charges, and (5) the charge for optional insurance benefits added by rider (see Appendix A--"Optional Insurance Benefits"). The cost of insurance charges and monthly administrative expense charges, are discussed separately in the paragraphs that follow. After the tenth Policy year, the Monthly Deduction under a Policy as to which the guaranteed Death Benefit continues in effect will also include a charge for that benefit in most cases. This charge is described under "Guaranteed Death Benefit."

The Monthly Deduction will be deducted as of each Monthly Anniversary commencing with the Policy Date. The Monthly Deduction will be allocated among the General Account and each Subaccount of the Separate Account selected by the Policy owner. If no such selection is made, or if there are insufficient funds in the selected subaccounts, then the allocation will be made in the proportion that the Policy Value in the General Account (excluding the amount of any General Account Policy Value attributable to Policy loans) and the Policy Value in each Subaccount, respectively, bear to the Policy's total Policy Value (excluding the amount of any General Account Policy Value attributable to Policy Loans) as of the date of the transaction (that is, on a "Pro Rata Basis").

If any part of a Monthly Deduction is not made because of insufficient Policy Value, and if the Policy nevertheless does not lapse, the undeducted amount will be deducted on receipt of any subsequent premium payment.

COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. Fortis Benefits will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy month. The Net Amount at Risk for a Policy month is (1) the death benefit, divided by 1.00327374, at the beginning of the Policy month, less (2) the Policy Value at the beginning of the Policy month. Additional amounts may be charged if the rate class is less favorable than standard.

After the later of twenty years from issue or attained age 65 of the younger insured, the cost of insurance charges will be calculated using an Adjusted Net Amount at Risk. The Adjusted Net Amount at Risk is the lesser of (a) the Net Amount at Risk or (b) a percentage of the remaining initial Face Amount of the Policy. The percentage is 70% at attained age 65 of the younger insured and grades down linearly to 50% at attained age 85 of the younger insured.

Cost of insurance charges for Face Amount increases will be calculated separately using the same method described above.

If two Policies are otherwise identical, a Option A Policy will have a lower death benefit, higher Policy Value, and lower cost of insurance charges than a Option B Policy. Since the death benefit payable under Option A remains constant while the death benefit payable under Option B varies with the Policy Value, Policy Value increases will generally reduce the Net Amount at Risk under Option A but not under Option B. If the Net Amount at Risk is greater, the cost of insurance will be greater. If the Alternative Death Benefit is in effect (see "Policy Benefits--Death Benefit Options"), the cost of insurance will vary directly with the Policy Value under both death benefit options. While both joint insureds are alive, the Alternative Death Benefit multiple is determined based on the younger insured's Age.

Cost of insurance rates are based on the Issue Age, sex, duration and rate class of each joint insured. The actual monthly cost of insurance deductions will be based on Fortis Benefits' expectations as to future experience, and generally increase each year as the Ages of the insureds increase. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. The maximum cost of insurance rates for standard risk insureds will not exceed the rates calculated from certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the sex, Age and rate class of each joint insured. The rate class of each joint insured will affect the cost of insurance rate. These tables set forth different mortality estimates for males and females and for smokers and non-smokers. The maximum cost of insurance rates for a table-rated substandard insured are based on a multiple (shown on the Policy schedule page) of the above rates. Additional level amounts per thousand dollars of Face Amount are charged if a substandard insured is assigned a flat extra rating.

Any change in the cost of insurance rates or charges will apply to all insureds of the same Age, sex, duration and rate class.

Cost of insurance rates that differ as between male and female insureds are not permitted under current law in Montana, and perhaps other states or in connection with certain employee benefit arrangements. Employers should therefore seek legal advice as to any questions they may have in this regard. To the extent legally necessary, Fortis Benefits may make available gender-neutral cost of insurance rates, and affected purchasers should inquire of their sales representative whether these are currently available in their states. The gender-neutral rates will be higher than those otherwise applicable to females and lower than those otherwise applicable to males. Where gender-neutral rates are required, Minimum Premiums also will be gender-neutral.

RATE CLASS. Fortis Benefits currently places insureds into one of several rate classes depending on the mortality risk. Fortis Benefits has both smoker and non-smoker rate classes. For an otherwise identical Policy, insureds in a non-smoker rate class will have a lower cost of insurance than those in a smoker rate class.

If a Policy owner requests a Face Amount increase at a time when either insured is in a less favorable rate class than previously, a higher cost of insurance deduction will apply to that portion of the Net Amount at Risk attributable to the increase. (This does not apply to Face Amount increases resulting automatically from a change from Death Benefit Option B to Option A, as described under "Policy Benefits--Change in Death Benefit Option.") When the Alternative Death Benefit is in effect, the Net Amount at Risk can exceed the Policy's Face Amount, in which case the rate used for such excess approximately equals the blended rate for the other portion of the Net Amount at Risk. If an insured's rate class improves, the lower cost of insurance deduction will apply to the entire Net Amount at Risk, commencing on the Monthly Anniversary on or after Fortis Benefits approves the new rate class.

A Policy owner may request a change in smoking status. The change will be allowed only if the insured would not otherwise be in a less favorable rate class. Any change from smoker to non-smoker rate class will take effect on the next Monthly Anniversary, and the resulting rates for the coverage under the base policy will be applicable for the previous 12 months from the effective date of the change. Such reduced rates for the previous 12 months will be implemented by a refund credited at the effective date of the change.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the Face Amount when the Policy was issued.

MONTHLY ADMINISTRATIVE EXPENSE CHARGES. A monthly administrative charge of $6.00 per Policy will be deducted from Policy Value as part of the Monthly Deduction for each Policy Month. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month. Fortis Benefits also reserves the right to impose an additional monthly administrative expense charge of up to $.13 per thousand dollars of Face Amount then in force. These charges compensate Fortis Benefits for expenses incurred in administering the Policy.

Fortis Benefits does not expect its revenues from the monthly administrative expense charges to exceed its costs and expenses in administering the Policies.

CHARGE FOR MORTALITY AND EXPENSE RISKS

A daily charge is made for mortality and expense risks assumed by Fortis Benefits. The charge is at an annual rate of 1.00% of the average daily value of the net assets in the Separate Account that are attributable to the Policies.

The mortality risk assumed is that the insureds may live for a shorter period of time than estimated. It also covers the risks underlying the first ten years of the Guaranteed Death Benefit Rider and the Policy Split Option. See "Premium--Guaranteed Death Benefits" and "Policy Split Option." The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Fortis Benefits will realize a gain if the charges under the Policies prove to be more than sufficient to cover the actual costs of its mortality and expense commitments. If the charges are not sufficient, the loss will fall on Fortis Benefits.

MISCELLANEOUS

As discussed under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and "Surrender and Partial Withdrawal," Fortis Benefits reserves the right to impose charges to defray its administrative expenses in effecting transfers of Policy Value and partial withdrawals. Fortis Benefits currently has no plans to impose any such charges, which in any event would not be designed to yield revenues to Fortis Benefits in excess of its costs of effecting such transactions. Neither these charges nor any additional charges referred to above under "Policy Issuance Expense Charge" and "Monthly Deduction from Policy Value--Monthly Administrative Expense Charges" will be imposed if such revenues, together with Fortis Benefits' revenues from all other administrative and expense charges under the Policies, are expected to exceed Fortis Benefits' total costs of issuing and administering the Policies.

CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes deemed attributable to the Policies. However, Fortis Benefits may decide to make such a charge in the future.

GUARANTEE OF CERTAIN CHARGES

Fortis Benefits guarantees, and may not increase, the monthly and daily charges for sales expenses and premium taxes; the charges for the guaranteed death benefit; the maximum rates for premium tax and sales charges deducted through such periodic charges; the maximum Surrender Charge rates; the maximum monthly administrative expense charges; the rate of the charge to cover the costs of issuing a Policy or a Face Amount increase; the charge against the Separate Account for mortality and expense risks with respect to the Policies; the maximum cost of insurance rates; and the maximum amount of any charges for transfers or partial withdrawals of Policy Value. Fortis Benefits reserves the right to change the monthly Minimum Premium. Any such change will affect only subsequent increases in the monthly Minimum Premium due to changes in benefits. Fortis Benefits also reserves the right to deduct premium taxes and sales charges from premium payments, subject to guaranteed maximums that may not be increased. Sales charges from periodic and premium deductions will not exceed 9% of premiums.

LOAN PRIVILEGES

The Policy owner may borrow money from Fortis Benefits using the Policy as the only security for the loan.


The maximum amount that may be borrowed at any time is 90% of the difference between the Policy Value and the amount of any Surrender Charge then in effect. After the later of 10 years from the issue date or the younger insured's Age 70, it is 100% of such difference. In Texas, the Policy owner may also borrow up to 100% of the Policy Value in the General Account, less a pro-rata portion of the Surrender Charge. Fortis Benefits will allocate a Policy loan among the General Account and the Subaccounts of the Separate Account selected by the Policy owner. If no selection is made then the allocation will be on a Pro Rata Basis.


RATE CHARGED ON POLICY LOANS

Except as noted below, interest on Policy loans is charged at an effective annual rate of 5.66% per year, payable annually in advance. If not paid when due, loan interest at the same rate will be added to the loan. An amount equal to the loan interest accrued to the end of the year will be taken from the General Account and the Subaccounts on the same basis that the Monthly Deductions are allocated, and transferred to the General Account.

Fortis Benefits will charge interest at a reduced effective annual rate of 3.85% per year, payable in advance, if the Policy owner meets certain requirements. Qualifying Policy owners may be charged the reduced interest rate on one Policy loan in each Policy year of up to 10% of the Surrender Value as of the date of the loan, provided that the generally applicable limitations on the overall amount of Policy loans (described above) are not exceeded. A Policy owner qualifies for this reduced interest rate if (1) the Policy is in the third or subsequent Policy year and the Surrender Value is at least $10,000, or (2) in any event, after the policy has been in force for at least 10 years. The 10% limitation of such loans is increased to 15% of the Surrender Value for loans obtained in Policy years in which the insured is age 59 1/2 or older.

CREDITED RATE FOR POLICY LOANS

As of the Date of Receipt at Fortis Benefits' Home Office of the loan request form and assignment of the Policy for security, Policy Value equal to the portion of the Policy loan allocated to each Subaccount will be transferred from such Subaccount to the General Account. This amount, plus the portion of the Policy loan allocable to Policy Value already being held in the General Account, will be credited with interest at an effective rate of 4% per annum.

NO INTEREST IN ADDITION TO THAT REFERRED TO ABOVE WILL BE CREDITED TO LOANED POLICY VALUES NOR WILL POLICY VALUES IN THE GENERAL ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

EFFECT OF A POLICY LOAN

A loan, whether or not repaid, will have a permanent effect on Policy Value, to the extent that the investment results of the Subaccounts differ from the interest rate credited to loaned amounts. A loan may also have a permanent effect on the amount of Premium Based Bonuses and Policy Value Bonuses paid; and on the death benefit, since a Option B benefit varies with the Policy Value and a Option A benefit may have resulted in an Alternative Death Benefit coming into effect if no loans were made. A loan may also cause the termination of the Guaranteed Death Benefit Rider.

A loan may also cause the Policy to lapse if projected earnings are not achieved. Adverse tax consequences may result if the Policy lapses, matures or is surrendered with loans outstanding. For Policies that are not modified endowment contracts, loans will be treated as ordinary income to the extent of the gain upon lapse, surrender or maturity. For Policies which are modified endowment contracts, loans are taxable distributions when taken. See "Federal Tax Matters--Taxation of Policy Benefits."

The loaned Policy Value on any Valuation Date will be the amount of the outstanding loan plus any interest credited on loaned Policy Value which has not yet been reallocated to the unloaned portion of the General Account or to the Subaccounts of the Separate Account as of the Valuation Date. Interest credited to loaned Policy Values will be reallocated upon each Policy Anniversary on the same basis that the Monthly Deductions are allocated. Interest credited will also be reallocated upon full repayment of the loan in the same manner as the repayment is allocated.

REPAYMENT OF A LOAN

Indebtedness may be repaid in whole or in part any time before the Maturity Date while the surviving insured is living. As of the Date of Receipt of the repayment, unless the Policy owner specifies otherwise, loaned Policy Value equal to the amount of the repayment will be reallocated among the unloaned portion of the General Account and the Subaccounts of the Separate Account in the same proportion as premiums are then being allocated to those accounts. The Policy owner must designate whether a payment is intended as a loan payment or as a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND PARTIAL WITHDRAWAL

Full surrender of the Policy for the Surrender Value may be made at any time while the Policy is in effect. A Surrender Charge will be deducted from the Policy Value on any full surrender within ten years after the Policy Date. An additional amount of Surrender Charge may also be deducted on any full surrender within ten years after the date of any Face Amount increase above the amount on which such charge was previously calculated. See "Surrender Charge" under "Charges and Deductions--Premium Tax and Sales Charges." (This does not apply to a Face Amount increase occurring automatically upon a change from a Option B to a Option A death benefit.)

Partial withdrawals of Surrender Value may be made once each Policy year after the first Policy year during the Surviving Insured's lifetime. The amount withdrawn will be deducted from the General Account and the Subaccounts of the Separate Account as selected by the Policy owner. If no selection is made then the amount will be withdrawn on a Pro Rata Basis. Fortis Benefits reserves the right to deduct a withdrawal charge from the proceeds of partial withdrawals, although it has no current plans to do so. Any such charge would not be imposed on a full surrender, would not be designed to yield a profit to Fortis Benefits, and would not exceed $25 per withdrawal (or, if less, 2% of the amount withdrawn).

When Death Benefit Option A is in effect, any partial withdrawal will reduce the Face Amount and thus the death benefit, by the amount withdrawn. Such an automatic reduction in Face Amount does not result in any change in the monthly Minimum Premium, but may result in a distribution (as a further partial withdrawal) of any additional amount necessary to comply with the maximum premium limitation under Section 7702 of the Code. See "Payment and Allocation of Premiums--Premiums."

When Death Benefit Option B is in effect, the amount withdrawn will not reduce the Face Amount. However, the death benefit will be reduced by the amount withdrawn, because Policy Value is reduced by the amount withdrawn. Under either Option A or Option B, when the Alternative Death Benefit is in effect, a partial withdrawal will reduce the death benefit by a greater amount than otherwise would be the case.

A partial withdrawal may also cause the termination of any Guaranteed Death Benefit Rider or reduce the amount of any Premium Based Bonuses and Policy Value Bonuses.

A Policy owner will not be permitted to make any partial withdrawal that would reduce the Face Amount of the Policy below the minimum Face Amount of $100,000. If a request for a partial withdrawal is received that would reduce the Face Amount below the minimum, Fortis Benefits will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be disregarded, reduced to a smaller amount or changed to a request for a full surrender.

Surrenders or partial withdrawals are made by sending a written request on Fortis Benefits' form to its Home Office, together with the Policy, in the case of total surrender. See "Summary--How to Exercise Your Rights Under a Policy." The surrender or withdrawal, and any related automatic Face Amount reduction, will be effective as of the Date of Receipt by Fortis Benefits of the request on its form and, if required, the Policy.

RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgement, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Fortis Benefits will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes Fortis Benefits may make include:

    - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

    - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act or otherwise to comply with laws, rules, regulations, interpretations, holdings, order or rulings which necessarily or appropriately must be complied with for the Policies to serve their intended purposes.

    - To transfer or limit any assets in any Subaccount to another Subaccount, or to one or more separate accounts, or to the General Account; or to add, combine or remove Subaccounts in the Separate Account.

    - To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

    - To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way Fortis Benefits assesses charges, but without increasing as to any then outstanding Policy the aggregate amount of the types of charges which Fortis Benefits has guaranteed. See "Charges and Deductions--Guarantee of Certain Charges."

If any Portfolio materially changes its investment policy, a Policy owner will have sixty days after receiving notice of the change to transfer all of the Policy Value to the General Account, as described under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value."

PAYMENT AND DEFERMENT

With respect to amounts in the Subaccounts of the Separate Account, payment of the maturity proceeds, death benefit, accelerated death benefit, all or a portion of the Surrender Value or a loan will ordinarily be made within five days after the Date of Receipt of all documents required for such payment. Also, death benefit payments will be made only after all state insurance law requirements (including receipt of any required tax waiver) are satisfied.

However, Fortis Benefits may defer the determination, application or payment of any death benefit, accelerated death benefit, loan, partial withdrawal, surrender or any transfer of Policy Value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for a Policy, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners.

As with traditional life insurance, Fortis Benefits may delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned. Fortis Benefits may also defer the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear. To the extent permitted under the Policies and applicable state insurance laws, Fortis Benefits may also defer payment of Policy loans, partial withdrawals or other proceeds payable out of the General Account for a period of up to 6 months, although no such deferrals will be made of amounts to be used to pay premiums on insurance policies issued by Fortis Benefits.

DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the policies of Fortis Benefits, are also registered representatives of Fortis Investors, Inc. ("Investors"), the principal underwriter of the Policies, or registered representatives of other broker-dealer firms or representatives of firms that are exempt from broker-dealer regulation. Investors and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.


Commissions and other compensation are paid by Fortis Benefits to Investors under a distribution agreement entered into by them as of January 1, 1994 and amended September 30, 1995. As compensation for distributing the Policies, Fortis Benefits pays Investors 90% of all premiums, regardless of when paid, up to the first twelve monthly Minimum Premiums (and up to the amount of twelve months' Minimum Premium attributable to Face Amount increases); and 4% of all other premiums paid during the first six years after the Policy Date and 2% of such excess premiums paid in Policy years seven through ten. Fortis Benefits also pays Investors .25% of the unloaned Policy Value annually as a service fee from the eleventh Policy year. Fortis Benefits also pays a general marketing allowance to Fortis Investors equal to 20% of the first twelve monthly Minimum Premiums, not to exceed an amount agreed to in advance by Fortis Benefits and Fortis Investors ($1,812,000 in calendar year 1997 for all Variable Universal Life Policies issued by Fortis Benefits). The Minimum Premiums for these purposes are generally those used to determine availability of the Guaranteed Death Benefit period to Age 85 of the younger insured, decreased by any term conversion credit. Investors pays a selling allowance not in excess of those amounts to other broker dealer firms or exempt firms who sell the Policies. Fortis Benefits may, under certain flexible compensation arrangements, pay Fortis Investors different selling allowances and service fees than as set forth above, and Fortis Investors may in turn pay different selling allowances and larger service fees to its registered representatives and other broker-dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarially equivalent present values to the amounts of the selling allowances and service fees set forth above. In many cases, registered representatives, broker-dealers or exempt firms are eligible for additional compensation, and general agents and managing general agents also receive additional compensation, based on meeting certain production or mortality experience standards. Commissions and other compensation do not, however, represent a charge or deduction against Policies in addition to those set forth under "Charges and Deductions." Such compensation for the Policies and for all other variable universal life policies issued by Fortis Benefits totaled $35,640,601 for 1996, $26,084,059 for 1995, and $24,147,115 for 1994.
Commissions with respect to premium payments which are refunded are returned. The distribution agreement may be terminated by either party upon 60 days' notice to the other.


Investors is a Minnesota corporation engaged primarily in the sale of investment company securities. Investors is the principal underwriter for the following registered investment companies (in addition to the Separate Account and Fortis Series): Variable Account D of Fortis Benefits, First Fortis Life Insurance Company's Separate Account A and Variable Account C, Fortis Advantage Portfolios, Inc., Fortis Capital Fund, Inc., Fortis Growth Fund, Inc., Fortis Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc., and Special Portfolios, Inc. Investors' address is 500 Bielenberg Drive, Woodbury, Minnesota, 55125.

Officers, directors, and employees of Fortis Benefits and Investors, together with those of Fortis, Inc. and its other subsidiaries, are bonded pursuant to a joint fidelity bond, in the amount of $5,000,000 per occurrence, in favor of such companies.

FEDERAL TAX MATTERS

The following description is a brief summary of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Fortis Benefits are currently in effect.

The following discussion is intended to provide a general description of the federal income tax considerations associated with the Policy. It does not purport either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax adviser for more complete information. This discussion is based upon Fortis Benefits' understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended, (the "Code") includes a definition of life insurance for federal income tax purposes. This definition can be satisfied by complying with either of two tests set forth in
Section 7702. Although the secretary of the Treasury is authorized to prescribe regulations interpreting the manner in which the tests under Section 7702 are to be applied, such regulations have not been issued. In addition, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) provides certain requirements under Section 7702 of the Code for mortality and other expense charges of life insurance contracts. The Treasury issued proposed regulations on mortality charges in 1991. These proposed regulations, if finalized as proposed, would provide stricter rules than now exist for policies covering more than one life. In our view, the proposed rules would only apply to Policies issued after the regulations are finalized, causing such Policies to generally require increased levels of death benefits relative to Policy Value. However, there is continued uncertainty in this regard.

If it is subsequently determined that a Policy does not satisfy Section 7702, Fortis Benefits reserves the right to modify the Policy as appropriate, and to the extent possible, to qualify it as a life insurance contract under Section 7702. If a Policy were determined not to be a life insurance contract for
Section 7702 purposes, such Policy would not provide any of the tax advantages normally provided by a life policy.

Section 817(h) of the Code also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as life insurance for federal tax purposes. The Separate Account, through Fortis Series, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the assets of Fortis Series may be invested. Fortis Benefits believes that Fortis Series will be operated in compliance with the requirements prescribed by the Treasury.

In connection with the issuance of the temporary regulations on diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which Policy owners may direct their investments to particular Subaccounts of the Separate Account. Additional guidance may come from the Treasury in the future. In that case, the Treasury might treat a Policy owner as the owner of assets of the Separate Account if a Fortis Series Portfolio is too narrow in its investment strategy, even though it technically meets the diversification requirements. It is not clear whether Treasury's position, if promulgated, would be applied on a prospective basis only. While Fortis Benefits believes that the investment strategies of the Policy's Portfolios are sufficiently broad, it reserves the right to modify the Policy as necessary to prevent the Policy owner from being considered the owner of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX STATUS OF ADDITIONAL INSURED RIDER PLUS

The coverage under the Additional Insured Rider Plus for a non-family member is not a qualified additional benefit as defined in Section 7702 of the Code. As a result, the Monthly Deductions attributable to such coverage may be deemed to be distributions from the policy for tax purposes. However, the benefit payable under the rider should be excludible from the gross income of the beneficiary. Before purchasing such coverage you should consult with a qualified tax adviser for more complete information.

TAXATION OF POLICY BENEFITS

IN GENERAL. Fortis Benefits believes that the proceeds and Policy Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. The tax results are unclear if the Policy is continued beyond the original maturity date. It is possible that the Policy owner will be treated as being in constructive receipt of the Policy surrender value after the original maturity date and subject to tax. Policy owners should consult with their tax advisor before exercising the option to extend the maturity date.

The exchange of the Policy for another life insurance policy, the payment of a premium, a change in Face Amount or death benefit option, an accelerated death benefit payment, a transfer or assignment of a Policy, a Policy loan, a lapse with an outstanding indebtedness, a partial withdrawal or the surrender of a Policy may have tax consequences depending on the circumstances. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each owner or beneficiary.

If a Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increase in Policy Value may be taxable annually. This type of arrangement involves premium advances by an employer which are secured through a collateral assignment of the Policy. A tax advisor should be consulted with respect to any type of split dollar arrangement involving the Policy.

Generally, the Policy owner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of a distribution from a Policy depend, in part, on whether the Policy is classified as a "modified endowment contract" under Section 7702A.

MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid for such Policy. The premium limitation rules for determining whether a Policy will be treated as a modified endowment contract are extremely complex. Moreover, due to the Policy's flexibility, classification as a modified endowment contract will depend on the circumstances of each Policy. Accordingly, a current or prospective Policy owner is strongly advised to contact a competent tax adviser before purchasing a Policy or paying a premium or making any other change in any existing Policy to determine whether the Policy would be treated as a modified endowment contract.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all distributions from such a Policy are treated as taxable up to an amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, and assignments as well as surrenders, withdrawals and benefits paid at maturity, are treated as taxable distributions. Third, a 10% additional income tax is imposed on the portion of any distribution or deemed distribution from such a Policy that is included in income except where the distribution, loan, assignment or pledge is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life of the Policy owner or the joint lives of the Policy owner and Policy owner's beneficiary.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. The distribution rules for Policies that are not modified endowment contracts are the same as those that applied to all life insurance contracts before TAMRA was enacted. Thus, distributions from Policies that are not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (see below) and then only after the return of all such investment in the Policy as disbursing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from Policies that are not modified endowment contracts are not treated as distributions. Instead, such loans are treated as indebtedness of an owner.

In addition, upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income.

Finally, neither distributions nor loans from Policies that are not modified endowments are subject to the 10% additional income tax.


POLICY LOAN INTEREST. Generally, interest paid on any loan under a Policy which is owned by an individual is not deductible. Prior to 1996 legislation, there was an exemption to this general rule for Policies with loans of less than $50,000 owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer. The 1996 legislation eliminates the deductibility of interest paid even on loans $50,000 and under, with respect to both new and previously issued policies, subject to certain transistion rules.



INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for the Policy including the amount of any loan received under the Policy to the extent that the loan is included in the gross income of the Policy owner minus (ii) the aggregate amount received under the Policy which was excluded from the gross income of the Policy owner, except that the amount of any loan received under the policy which is excluded from gross income shall be disregarded.


If there is a non-family member insured under the Additional Insured Rider Plus, the Investment in the Policy is reduced by the total amount of Monthly Deductions attributable to that insured.

MULTIPLE CONTRACTS. Under TAMRA, all modified endowment contracts that are issued by Fortis Benefits or its affiliates, to the same Policy owner during a calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

EXCHANGES. TAMRA also provides that a life insurance contract received in exchange for a Policy classified as a modified endowment contract will also be treated as a modified endowment contract. Accordingly, a Policy owner should consult a tax adviser before effecting an exchange of a Policy.

TAXATION OF FORTIS BENEFITS

Fortis Benefits does not initially expect to incur any federal income tax upon the earnings or capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes which may be attributable to the Separate Account. If, however, Fortis Benefits determines that it may incur such taxes, it may assess a charge against the Separate Account for those taxes, which would reduce a Policy's net investment return.

Under present laws, Fortis Benefits may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Fortis Benefits may decide to make charges for such taxes or provisions for such taxes against the Separate Account.

OTHER POLICY PROVISIONS

OWNER. The owner of a Policy is the individual or entity named as such in the application for the Policy. The owner is entitled to exercise all rights under a Policy, including the right to name a new owner or a successor who would become the Policy owner if the owner should die before the Surviving Insured dies. Otherwise the owner's estate would become the owner.

BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the Surviving Insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the Surviving Insured is alive. If no beneficiary or contingent beneficiary is alive when the Surviving Insured dies, the owner (or the owner's estate) will be the beneficiary. While the Surviving Insured is alive, the owner may change any beneficiary or contingent beneficiary.

COLLATERAL ASSIGNMENT. The owner may assign a Policy as collateral. Rights under the Policy will be transferred to the extent of the assignee's interest. Fortis Benefits is not bound by an assignment or release thereof, unless it is in writing and is recorded at its Home Office. Fortis Benefits is not responsible for the validity of any assignment or release thereof.

DATE OF RECEIPT. The Date of Receipt by Fortis Benefits of any payment or other communication is the actual date it is received at Fortis Benefits' Home Office in proper form unless received (1) after the close of the NYSE, or (2) on a date which is not a Valuation Date. In either of these two cases, the Date of Receipt will be deemed to be the next Valuation Date.

DATE OF CERTAIN CHANGES. Changes in beneficiaries and successor owners and assignments take effect as of the date the owner signed the change request, subject to any actions taken by Fortis Benefits prior to the Date of Receipt of written notice of the change in form satisfactory to Fortis Benefits or, in the case of an assignment, recording by Fortis Benefits.

SUICIDE. The insurance proceeds will not be paid if either insured commits suicide within two years (one year in Colorado and North Dakota) from the Policy Date. Instead, Fortis Benefits will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan, plus any loan interest paid for periods beyond the date of death, and less any partial withdrawals. If either insured commits suicide more than two years after the Policy Date but within two years (one year in Colorado and North Dakota) from the effective date of any reinstatement or increase in Face Amount requested by the Policy owner, Fortis Benefits' liability with respect to such increase or reinstatement will be limited to the cost of insurance and "per thousand" charges attributable to such increase or reinstatement since that date. In states where it is required, the Policy owner is given the option to have the Policy reissued as an individual policy on the Surviving Insured if the first death is a suicide. The new policy will be on a form then available and will have the same effective date as this Policy. This option is not available if the Surviving Insured is considered uninsurable. Riders may be added if Fortis Benefits agrees to issue such Riders.


AGE AND SEX. If either insured's Age or sex as stated in the application is not correct, the death benefit under a Policy will be adjusted to reflect the amount of insurance coverage which the most recent cost of insurance charges and deductions for riders would have purchased at the correct Age and sex. As used herein, "Age" is each insured's actual age on the most recent Policy Anniversary.

INCONTESTABILITY. Fortis Benefits may contest the validity of a Policy, any Face Amount increase, or any optional insurance benefit based on other misstatements in the application therefor. However, any such statements will be considered representations and not warranties. Fortis Benefits will not contest the validity of a Policy after it has been in force during the lifetime of each insured for two years from the Policy Date. Fortis Benefits will not contest the validity of any optional insurance benefit, reinstatement or increase in Face Amount after it has been in force during the lifetime of each insured for two years from its effective date.

The Policy owner must notify Fortis Benefits of the death of the first joint insured to die as soon as it is possible to do so. Failure to notify Fortis Benefits of an insured's death will not prevent Fortis Benefits from contesting the validity of the Policy should there be a basis upon which to do so.


OPTION TO EXTEND MATURITY DATE. This option is available as part of Policies issued in a state that has approved the endorsement containing this provision. This option allows the Policy owner to request a later maturity date, if the Policy Value is at least $2,000. The request must be in writing and must be made within six months prior to the current maturity date.


If this option is exercised the Policy owner will not be permitted to 1) make any further premium payments except if necessary to prevent lapse of the Policy
2) make any Face Amount or death benefit option changes or 3) make any partial withdrawals that would reduce the Policy Value below $2,000.


Also, upon exercise of this option the following occurs as of the original maturity date: 1) The Death Benefit becomes the Alternative Death Benefit (see "Death Benefit Options--Alternative Death Benefit") 2) No further Premium Based Bonuses are credited 3) All supplemental riders (including those in disability status) except the Accelerated Benefit Rider terminate and 4) Any Policy loan will be charged interest at an effective annual rate of 3.85% per year payable in advance.


DIVIDENDS. The Policies are nonparticipating. This means that they are not eligible for dividends and they do not participate in any distribution of Fortis Benefits' surplus.

ADDITIONAL CREDITS FOR CERTAIN GROUPS. The credits described below will be made under Policies owned by Fortis, Inc., its subsidiaries, any individual who at the time of purchase is an officer, director, employee, retiree or sales representative of any such company, any Fortis Series director, any director of any of the other mutual funds managed by Fortis Advisers, Inc., or a spouse or child under Age 21 of any such person, or a representative or employee of a broker-dealer that has a selling agreement with Fortis Investors, Inc. No credit will be made for any Policy for which sales compensation is paid. Additionally, in Fortis Benefits' discretion, certain charges may also be reduced or waived for these categories of persons.

Fortis Benefits will credit 40% of the first year Planned Periodic Premium (not to exceed the Maximum Bonus Premium for that year) and 25% of the sum of such premium in the second Policy year. The first credit, after deduction of any premium tax that Fortis Benefits may determine in the future to impose on premium payments, will be applied as if it were a premium payment received on the date the Policy is released by Fortis Benefits to an active status in its processing system. The second credit will be applied similarly on the first Policy Anniversary. The premium returned upon exercise of the Policy owner's right to cancel a Policy will not include the amount of any credit.

Additionally, for a Face Amount increase, Fortis Benefits will credit 40% of the first year Planned Periodic Premium (not to exceed the Maximum Bonus Premium attributable to the Face Amount increase) attributable to the increase on the effective date of such Face Amount increase if the Policy owner is at that time a member of the above described group. On the first anniversary of such Face Amount increase, 25% of such premium attributable to the Face Amount increase still in effect will be credited to the Policy. These credits are granted only if the Face Amount increase is at least $25,000 and the annualized planned periodic premium is equal to twelve monthly Minimum Premiums for the entire Policy. The credit is granted only on the portion of the Face Amount increase that equals the excess of the current face amount over the largest face amount that has ever been in force on the Policy.

If a Policy is issued in exchange for another policy or policies issued by Fortis Benefits or Time Insurance Company within the last 5 years and Fortis Benefits relies on the evidence of insurability previously provided, no credits will be paid for the transferred Face Amount. If such exchange is made after 5 years, the credit is 50% of the amount above for the transferred coverage. The full credit amount will be paid on any increase in Face Amount above the transferred coverage.

The foregoing program is subject to termination at any time without notice. All variations will reflect differences in Fortis Benefits' expected commissions, sales or administrative expenses or mortality experience with respect to the group of persons to whom such variations apply. All such variations will be pursuant to administrative rules and procedures established by Fortis Benefits from time to time and will be designed to be fair, reasonable and non-discriminatory with respect to each group of Policy owners.

PURCHASES BY LIFE INSURANCE POLICY HOLDERS. When issuing a Policy or increasing the Face Amount for an insured who is already covered by one of its or Time Insurance Company's life insurance policies, Fortis Benefits may rely on the evidence of insurability previously provided, rather than relying on new evidence, in which case, the suicide and contestability periods will run from the original date of coverage. This procedure applies only to that portion of the Policy's Face Amount which is not in excess of the amount of existing insurance coverage, and the insurance will terminate when the new coverage becomes effective.

If the value of an existing life insurance policy which was issued by Fortis Benefits Insurance Company is transferred to a Policy, then neither the premium tax charge nor the sales charge will be assessed against the amount transferred.

Also, for its or Time Insurance Company's term insurance policy holders, if the term policy has been outstanding for at least one year, Fortis Benefits will give the Policy owner a "conversion credit" in the amount of the lesser of the prior twelve months' premiums on the term policy or 25% of the annualized Planned Periodic Premium (not to exceed the Maximum Bonus Premium at the attained Ages of the joint insureds) for the amount of Policy Face Amount established by the conversion. The conversion credit will be applied as if it were a premium payment received by us on the date the Policy is released by Fortis Benefits to an active status in its processing system (or, in the case of an existing Policy, on the effective date of the Face Amount increase). No premium tax charges will be assessed against the conversion credit. The Policy's Surrender Value and Policy loan value during the first year following the conversion do not include the amount of the conversion credit, nor does the amount paid upon an exercise of the Policy owner's right to cancel a Policy or Face Amount increase.


Fortis Benefits will also not require new evidence of insurance, and will grant a "conversion credit" as described above, when term policies issued by Old Line Life Insurance Company are converted to a Policy issued by Fortis Benefits under the following conditions: a) the term policy has been in force for less than three years b) the insured is age 55 or younger at the time of conversion and 3) the term policy was sold by a registered representative of Fortis Investors, Inc.


The foregoing procedures are subject to Fortis Benefits' administrative rules as in effect from time to time and may be terminated at any time.

MANAGEMENT

The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:


OFFICER-DIRECTORS
Robert Brian Pollock (4)     President and Chief Executive Officer; before then
                             Senior Vice President--Life and Disability.
Thomas Michael Keller (5)    Executive Vice President; before then Senior Vice
                             President of Fortis, Inc.
Dean C. Kopperud (1)         Senior Vice President--also officer of affiliated
                             companies.

OTHER DIRECTORS
Allen Royal Freedman (2)     Chairman and Chief Executive Officer of Fortis,
                             Inc.
Henry Carroll Mackin (2)     Executive Vice President of Fortis, Inc.
Arie Aristide Fakkert (3)    Assistant General Manager of Fortis International
                             N.V.

EXECUTIVE OFFICERS
Peggy Ettestad (1)           Senior Vice President--Operations; before then
                             Vice-President, General Electric Company.
Rhonda Schwartz (1)          Senior Vice President and General Counsel--Life
                             and Investment Products; before then Secretary and
                             General Counsel of Fortis, Inc.; before then
                             Norris, McLaughlin, Marcus--attorneys.
Michael John Peninger (4)    Senior Vice President and Chief Financial Officer
Jon H. Nicholson (1)         Senior Vice President--Custom Solutions Group


------------------------
(1) Address: Fortis Benefits Insurance Company, P.O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Time Insurance Company, 501 West Michigan, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.

(2) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as Fortis AMEV N.V. AMEV/VSB 1990 N.V. is 50% owned by Fortis AMEV N.V. and 50% owned by Fortis AG, Boulevard Emile Jacqmain 53, Brussels, Belgium.

(3) Address: Fortis AMEV, Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.

(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.

(5) Address: 501 West Michigan, Milwaukee WI 53201.

VOTING PRIVILEGES

In accordance with its view of current applicable law, Fortis Benefits will, with respect to certain matters, vote each Subaccount's shares in the corresponding Portfolio at regular and special meetings of the shareholders of Fortis Series in proportion to instructions received from persons having the voting interest in the corresponding Subaccount of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote such shares of the Portfolios in its own right, it may elect to do so.

Each Policy owner participating in a Subaccount will be entitled to cast one vote with respect to that Subaccount for each $100 of Policy Value in that Subaccount as of the date stock ownership is determined for the corresponding Fortis Series shareholder meeting. (Fractional votes will be counted.) All shares of the Portfolio held by that Subaccount will be voted in proportion to the votes of Policy owners participating in the Subaccount. Shares held in other separate accounts will in general be voted in accordance with instructions of the participants therein. This tends to diminish the relative voting influence of the Policies. Any shares of a Portfolio owned by Fortis Benefits in its General Account or by affiliated companies of Fortis Benefits will be voted in the same proportion as instructions for that Portfolio which are received from persons having the voting interest in all separate accounts investing in Fortis Series.

The Policy owners may give instructions regarding the election of the Board of Directors of Fortis Series, ratification of the selection of its independent auditors, the approval of the investment adviser of a Portfolio, changes in fundamental investment policies of a Portfolio, and all other matters that are put to a vote by Fortis Series shareholders.

Notwithstanding contrary Policy owner voting instructions, Fortis Benefits may vote Portfolio shares in any manner necessary to enable any Portfolio to (1) make or refrain from making any change in the investments or investment policies of any Portfolio, if required by any insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any Portfolio which may be initiated by Policy owners or the Fortis Series Board of Directors, provided that Fortis Benefits' disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority. If Fortis Benefits does disregard Policy owner voting instructions, an explanation of this action and the reasons for it will be included in the next semi-annual report to Policy owners.

REPORTS

Policy owners will receive promptly statements of significant transactions such as changes in Face Amount, changes in death benefit option, transfers among Subaccounts, partial withdrawals, Policy loans, loan repayments, termination for any reason, reinstatement, premium payments (except as noted below) and unpaid loan interest added to loan principal. These transactions will also be summarized in an annual statement sent to the Policy owner. The annual statement will be as of a date not more than 60 days prior to mailing, and will also summarize the following other items: premiums paid by use of a plan selected by the Policy owner authorizing monthly withdrawals of premiums from the Policy owner's checking account, paycheck or government payment during the annual period, deductions of charges occurring during that annual period, any Premium Based Bonuses and Policy Value Bonuses credited during that period and the status of the death benefit, Policy Value (both total and net of any Surrender Charge), amounts in the Subaccounts and General Account, and any Policy loan. In addition, an owner will be sent semiannual reports containing financial statements for Fortis Series, as required by the 1940 Act. Fortis Benefits' current policy is to honor requests for statements of Policy values during a Policy year, although Fortis Benefits reserves the right at any time to cease offering or to charge for this service. Such statements may be requested through the phone number on the cover of this Prospectus.

STATE REGULATION

Fortis Benefits is subject to regulation and supervision by the Commerce Department of the State of Minnesota, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Fortis Benefits intends to satisfy the necessary requirements to sell the policies in all states, other than New York, as soon as possible.

LEGAL MATTERS

The legality of the Policies described in this Prospectus has been passed upon by Douglas R. Lowe, Associate General Counsel of Fortis Benefits. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

EXPERTS


The financial statements of Fortis Benefits Insurance Company and Fortis Benefits Insurance Company Variable Account C appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Renee C. West, FSA, MAAA, Actuarial Officer, Individual Actuarial Department of Fortis Benefits, as stated in her opinion filed as an exhibit to the registration statement.

RATINGS AND RANKINGS

Fortis Benefits may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:

             RATING SERVICE                       CATEGORY
-----------------------------------------  ----------------------
AGGRESSIVE GROWTH SUBACCOUNT
Morningstar Publications, Inc.               aggressive growth
Lipper Analytical Services, Inc.            small company growth
Variable Annuity Research & Data Service           growth
INTERNATIONAL STOCK SUBACCOUNT
Morningstar Publications, Inc.              international stock
Lipper Analytical Services, Inc.            international equity
Variable Annuity Research & Data Service   all other equity funds
GLOBAL GROWTH SUBACCOUNT
Morningstar Publications, Inc.              international stock
Lipper Analytical Services, Inc.                   global
Variable Annuity Research & Data Service   all other equity funds
GROWTH STOCK SUBACCOUNT
Morningstar Publications, Inc.                     growth
Lipper Analytical Services, Inc.            capital appreciation
Variable Annuity Research & Data Service           growth
BLUE CHIP STOCK SUBACCOUNT
Morningstar Publications, Inc.                     growth
Lipper Analytical Services, Inc.            capital appreciation
Variable Annuity Research & Data Service           growth
S&P 500 INDEX SUBACCOUNT
Morningstar Publications, Inc.               growth and income
Lipper Analytical Services, Inc.             growth and income
Variable Annuity Research & Data Service     growth and income
GLOBAL ASSET ALLOCATION SUBACCOUNT
Morningstar Publications, Inc.                    balanced
Lipper Analytical Services, Inc.              global flexible
Variable Annuity Research & Data Service       balanced/asset
                                                 allocation
VALUE SUBACCOUNT
Morningstar Publications, Inc.                     growth
Lipper Analytical Services, Inc.            capital appreciation
Variable Annuity Research & Data Service   all other equity funds

             RATING SERVICE                       CATEGORY
-----------------------------------------  ----------------------
GROWTH AND INCOME SUBACCOUNT
Morningstar Publications, Inc.               growth and income
Lipper Analytical Services, Inc.             growth and income
Variable Annuity Research & Data Service     growth and income
ASSET ALLOCATION SUBACCOUNT
Morningstar Publications, Inc.                    balanced
Lipper Analytical Services, Inc.            flexible portfolios
Variable Annuity Research & Data Service       balanced/asset
                                                 allocation
HIGH YIELD SUBACCOUNT
Morningstar Publications, Inc.                   high yield
Lipper Analytical Services, Inc.             high current yield
Variable Annuity Research & Data Service     all other general
                                             fixed income funds
GLOBAL BOND SUBACCOUNT
Morningstar Publications, Inc.               international bond
Lipper Analytical Services, Inc.                world income
Variable Annuity Research & Data Service     all other general
                                             fixed income funds
DIVERSIFIED INCOME SUBACCOUNT
Morningstar Publications, Inc.                 corporate bond
Lipper Analytical Services, Inc.                general bond
Variable Annuity Research & Data Service    corporate bond high
                                                  quality
U.S. GOVERNMENT SUBACCOUNT
Morningstar Publications, Inc.              U.S. government bond
Lipper Analytical Services, Inc.              U.S. government
Variable Annuity Research & Data Service     all other general
                                             fixed income funds
MONEY MARKET SUBACCOUNT
Morningstar Publications, Inc.                  money market
Lipper Analytical Services, Inc.                money market
Variable Annuity Research & Data Service        money market


FINANCIAL STATEMENTS

The financial statements of Fortis Benefits included in this Prospectus should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies.


Fortis Benefits generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Note 10 to Fortis Benefits' financial statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect wholly-owned subsidiary of Fortis AMEV and Fortis AG, as of December 31, 1996 and 1995, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP
Minneapolis, MN
February 12, 1997

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                             DECEMBER 31
                                                                                         --------------------
                                                                                           1996       1995
                                                                                         ---------  ---------
ASSETS
Investments (NOTE 3):
  Fixed maturities, at fair value (amortized cost 1996--$2,078,438;
   1995--$1,951,204)...................................................................  $2,115,499 $2,075,624
  Equity securities, at fair value (cost 1996--$84,144; 1995--$60,935).................    106,290     78,852
  Mortgage loans on real estate, less allowance for possible losses (1996--$9,697;
   1995--$8,353).......................................................................    582,869    562,697
  Policy loans.........................................................................     60,722     53,863
  Short-term investments...............................................................    182,817    153,499
  Real estate and other investments....................................................     29,628     11,918
                                                                                         ---------  ---------
                                                                                         3,077,825  2,936,453

Cash...................................................................................     20,474          1

Receivables:
  Uncollected premiums.................................................................     71,386     55,992
  Reinsurance recoverable on unpaid and paid losses....................................     12,939     11,812
  Due from affiliates..................................................................         --        388
  Other................................................................................      9,045     14,581
                                                                                         ---------  ---------
                                                                                            93,370     82,773
Accrued investment income..............................................................     39,519     41,209
Deferred policy acquisition costs (NOTE 4).............................................    268,075    237,509
Property and equipment at cost, less accumulated depreciation (NOTE 5).................     52,882     60,031
Deferred federal income taxes (NOTE 7).................................................     17,008         --
Other assets...........................................................................      8,005      3,551
Assets held in separate accounts (NOTE 8)..............................................  2,374,718  1,781,485
                                                                                         ---------  ---------
TOTAL ASSETS...........................................................................  $5,951,876 $5,143,012
                                                                                         ---------  ---------
                                                                                         ---------  ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                             DECEMBER 31
                                                                                         --------------------
                                                                                           1996       1995
                                                                                         ---------  ---------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Traditional life insurance.........................................................  $ 434,378  $ 407,706
    Interest sensitive and investment products.........................................  1,175,480  1,101,931
    Accident and health................................................................    834,119    832,925
                                                                                         ---------  ---------
                                                                                         2,443,977  2,342,562

  Unearned revenues....................................................................     12,622     13,044
  Other policy claims and benefits payable.............................................    191,940    196,403
  Policyholder dividends payable.......................................................      8,783      7,930
                                                                                         ---------  ---------
                                                                                         2,657,322  2,559,939

  Accrued expenses.....................................................................     42,223     68,441
  Current income taxes payable.........................................................     17,424      5,375
  Deferred federal income taxes (NOTE 7)...............................................         --      9,538
  Other liabilities....................................................................    104,834     31,145
  Due to affiliates....................................................................      4,926         --
  Liabilities related to separate accounts (NOTE 8)....................................  2,344,474  1,757,476
                                                                                         ---------  ---------
TOTAL POLICY RESERVES AND LIABILITIES..................................................  5,171,203  4,431,914

SHAREHOLDER'S EQUITY (NOTES 1, 9 AND 11):
  Common Stock, $5 par value:
  Authorized, issued and outstanding shares--1,000,000.................................      5,000      5,000
  Additional paid-in capital...........................................................    468,000    408,000
  Retained earnings....................................................................    265,613    207,421
  Unrealized gains on investments, net (NOTE 3)........................................     36,290     88,131
  Unrealized gains on assets held in separate accounts, net (NOTE 3)...................      5,770      2,546
                                                                                         ---------  ---------
TOTAL SHAREHOLDER'S EQUITY.............................................................    780,673    711,098
                                                                                         ---------  ---------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY............................  $5,951,876 $5,143,012
                                                                                         ---------  ---------
                                                                                         ---------  ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)

                                                                                   YEAR ENDED DECEMBER 31
                                                                              ---------------------------------
                                                                                 1996        1995       1994
                                                                              ----------  ----------  ---------
REVENUES
  Insurance operations:
    Traditional life insurance premiums.....................................  $  258,496  $  251,353  $ 207,824
    Interest sensitive and investment product policy charges................      63,336      46,076     37,823
    Accident and health premiums............................................     974,046     934,900    776,799
                                                                              ----------  ----------  ---------
                                                                               1,295,878   1,232,329  1,022,446

  Net investment income (NOTE 3)............................................     206,023     203,537    162,514
  Net realized gains (losses) on investments (NOTE 3).......................      25,731      55,080    (28,815)
  Other income..............................................................      31,725      33,085     35,958
                                                                              ----------  ----------  ---------
      TOTAL REVENUES........................................................   1,559,357   1,524,031  1,192,103

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance..............................................     220,227     202,911    162,168
    Interest sensitive and investment products..............................      90,358      73,676     55,026
    Accident and health claims..............................................     778,439     769,588    620,367
                                                                              ----------  ----------  ---------
                                                                               1,089,024   1,046,175    837,561

  Policyholder dividends....................................................       4,169       4,305      1,986
  Amortization of deferred policy acquisition costs (NOTE 4)................      39,325      41,291     34,566
  Insurance commissions.....................................................      94,723      95,559     86,111
  General and administrative expenses.......................................     242,825     254,940    197,427
                                                                              ----------  ----------  ---------
      TOTAL BENEFITS AND EXPENSES...........................................   1,470,066   1,442,270  1,157,651
                                                                              ----------  ----------  ---------
  Income before federal income taxes and cumulative effect of accounting
   changes..................................................................      89,291      81,761     34,452
  Federal income taxes (NOTE 7).............................................      31,099      27,891     11,595
                                                                              ----------  ----------  ---------
  NET INCOME................................................................  $   58,192  $   53,870  $  22,857
                                                                              ----------  ----------  ---------
                                                                              ----------  ----------  ---------

                            See accompanying notes.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                    UNREALIZED       UNREALIZED
                                                                                       GAINS       GAINS ON ASSETS
                                                        ADDITIONAL                  (LOSSES) ON        HELD IN
                                             COMMON       PAID-IN     RETAINED     INVESTMENTS,       SEPARATE
                                              STOCK       CAPITAL     EARNINGS          NET         ACCOUNTS, NET     TOTAL
                                           -----------  -----------  -----------  ---------------  ---------------  ---------
Balance, January 1, 1994                    $   5,000    $ 345,000    $ 130,694      $  50,144        $   1,070     $ 531,908
Net income...............................          --           --       22,857             --               --        22,857
Additional paid-in capital...............          --       13,000           --             --               --        13,000
Change in unrealized losses on
 investments, net........................          --           --           --        (93,052)              --       (93,052)
Change in unrealized gain on assets held
 in separate account, net................          --           --           --             --             (516)         (516)
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1994...............       5,000      358,000      153,551        (42,908)             554       474,197
Net income...............................          --           --       53,870             --               --        53,870
Additional paid-in capital...............          --       50,000           --             --               --        50,000
Change in unrealized gains on
 investments, net........................          --           --           --        131,039               --       131,039
Change in unrealized gain on assets held
 in separate account, net................          --           --           --             --            1,992         1,992
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1995...............       5,000      408,000      207,421         88,131            2,546       711,098
Net income...............................          --           --       58,192             --               --        58,192
Additional paid-in capital...............          --       60,000           --             --               --        60,000
Change in unrealized gains on
 investments, net........................          --           --           --        (51,841)              --       (51,841)
Change in unrealized gain on assets held
 in separate account, net................          --           --           --             --            3,224         3,224
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1996...............   $   5,000    $ 468,000    $ 265,613      $  36,290        $   5,770     $ 780,673
                                           -----------  -----------  -----------       -------           ------     ---------
                                           -----------  -----------  -----------       -------           ------     ---------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS

FORTIS BENEFITS INSURANCE COMPANY

(IN THOUSANDS)

                                                                                  YEAR ENDED DECEMBER 31
                                                                           -------------------------------------
                                                                               1996         1995        1994
                                                                           ------------  ----------  -----------
OPERATING ACTIVITIES
  Net income.............................................................  $     58,192  $   53,870  $    22,857
  Adjustments to reconcile net income to net cash provided by operating activities:
    Increase in future policy benefit reserves for traditional, interest
     sensitive and accident and health policies..........................        26,193      80,478       79,014
    Increase in other policy claims and benefits and policyholder
     dividends payable...................................................        18,638      27,676       10,075
    Provision for deferred federal income taxes..........................        (1,094)    (13,584)      (2,356)
    Increase in income taxes payable.....................................        12,049       1,023        3,283
    Amortization of deferred policy acquisition costs....................        39,325      41,291       34,566
    Policy acquisition costs deferred....................................       (66,515)    (56,391)     (54,349)
    Provision for mortgage loan losses...................................         1,344         924        1,105
    Provision for depreciation...........................................        17,312      15,654       12,267
    Amortization of investment premiums (discount) net...................         1,821        (239)        (914)
    Change in receivables, accrued investment income, unearned premiums,
     accrued expenses and other liabilities..............................        38,614       3,427      (36,650)
    Net realized (gains) losses on investments...........................       (25,731)    (55,080)      28,815
    Other................................................................          (261)     (2,431)        (135)
                                                                           ------------  ----------  -----------
        NET CASH PROVIDED BY OPERATING ACTIVITIES........................       119,887      96,618       97,578

INVESTING ACTIVITIES
  Purchases of fixed maturity investments................................    (2,778,352) (2,151,133)  (1,943,697)
  Sales or maturities of fixed maturity investments......................     2,652,887   2,000,068    1,798,184
  Increase in short-term investments.....................................       (29,318)    (35,908)     (44,266)
  Purchases of other investments.........................................      (210,182)   (240,264)    (211,836)
  Sales of other investments.............................................       163,569     112,598      104,399
  Purchases of property and equipment....................................       (10,992)    (19,975)     (16,164)
  Purchase of group insurance business...................................            --          --       (6,644)
  Other..................................................................            --       1,229          500
                                                                           ------------  ----------  -----------
        NET CASH USED IN INVESTING ACTIVITIES............................      (212,388)   (333,385)    (319,524)

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received..............................................       128,446     187,484      200,499
    Surrenders and death benefits........................................      (125,274)    (60,522)     (19,207)
    Interest credited to policyholders...................................        49,802      48,918       31,867
  Additional paid-in capital from shareholder............................        60,000      50,000       13,000
                                                                           ------------  ----------  -----------
        NET CASH PROVIDED BY FINANCING ACTIVITIES........................       112,974     225,880      226,159
                                                                           ------------  ----------  -----------
  Increase (decrease) in cash............................................        20,473     (10,887)       4,213
        CASH AT BEGINNING OF YEAR........................................             1      10,888        6,675
                                                                           ------------  ----------  -----------
        CASH AT END OF YEAR..............................................  $     20,474  $        1  $    10,888
                                                                           ------------  ----------  -----------
                                                                           ------------  ----------  -----------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1996

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis AMEV and Fortis AG. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

RECOGNITION OF REVENUES AND POLICY RESERVES AND LIABILITIES

The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

    Premiums for traditional life insurance are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

    Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 6.2% to 7% and 4% to 7.8% in 1996 and 1995, respectively.

    Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience. Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business are deferred to the extent recoverable and amortized. For traditional life insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. For accident and health and group life insurance products, these costs represent the present value at the acquisition of these lines in the October 1, 1991 purchase (see Note 2) of future profits which are amortized against the expected premium revenues of the lines acquired. These amortization periods require significant management judgment and are reviewed continually. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments are classified as available-for-sale and carried at fair value. That determination is made at the time of each purchase and, prospectively, is reevaluated as of each balance sheet date.

Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as unrealized gains (losses) on investments and, accordingly, have no effect on net income. The offsets to the unrealized appreciation or depreciation represent adjustments of deferred policy acquisition cost amortization and policyholder dividends payable that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balance, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments. Policy loans are reported at unpaid balance.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

FORTIS BENEFITS INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
INCOME TAXES

Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance may result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the impact of future assessments on its financial position but does not believe that the impact will be material.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain amounts in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 presentation.

2.  ACQUIRED BUSINESS
In 1991, the company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation (MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The original purchase price of the acquisition was $318,000,000. Subsequent additional payments of $20,850,000 were made ending in 1994. These additional payments, as well as $126,515,000 of the original purchase price represent the present value of future profits on the lines of business acquired at the date of acquisition and have been accounted for as deferred policy acquisition costs (see Note 4).

3.  INVESTMENTS
AVAILABLE FOR SALE SECURITIES

The following is a summary of the available for sale securities (in thousands):

                                                               GROSS        GROSS
                                                 AMORTIZED  UNREALIZED   UNREALIZED     FAIR
                                                   COST        GAIN         LOSS        VALUE
                                                 ---------  -----------  -----------  ---------
December 31, 1996:
  Fixed income securities:
  Governments..................................  $ 321,574   $   3,418    $   1,323   $ 323,669
  Public utilities.............................     92,116       2,758          403      94,471
  Industrial and miscellaneous.................  1,656,420      38,413        6,527   1,688,306
  Other........................................      8,328         750           25       9,053
                                                 ---------  -----------  -----------  ---------
  Total fixed income securities................  2,078,438      45,339        8,278   2,115,499
  Equity securities............................     84,144      23,340        1,194     106,290
                                                 ---------  -----------  -----------  ---------
    Total......................................  $2,162,582  $  68,679    $   9,472   $2,221,789
                                                 ---------  -----------  -----------  ---------
                                                 ---------  -----------  -----------  ---------
December 31, 1995:
Fixed income securities:
  Governments..................................  $ 453,406   $  36,938    $     142   $ 490,202
  Public utilities.............................     55,793       4,617           --      60,410
  Industrial and miscellaneous.................  1,420,374      82,705        1,282   1,501,797
  Other........................................     21,631       1,586            2      23,215
                                                 ---------  -----------  -----------  ---------
  Total fixed income securities................  1,951,204     125,846        1,426   2,075,624
  Equity securities............................     60,935      20,321        2,404      78,852
                                                 ---------  -----------  -----------  ---------
    Total......................................  $2,012,139  $ 146,167    $   3,830   $2,154,476
                                                 ---------  -----------  -----------  ---------
                                                 ---------  -----------  -----------  ---------

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1996, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AMORTIZED    FAIR
                                                                          COST       VALUE
                                                                        ---------  ---------
Due in one year or less...............................................  $  57,745  $  57,849
Due after one year through five years.................................    576,951    588,257
Due after five years through ten years................................    666,892    675,262
Due after ten years...................................................    776,850    794,131
                                                                        ---------  ---------
Total.................................................................  $2,078,438 $2,115,499
                                                                        ---------  ---------
                                                                        ---------  ---------

MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 36% of outstanding principal is concentrated in the states of California, Texas and New York at December 31, 1996 as compared to concentrated interests in California, Florida and New York of 35% at December 31, 1995. Loan commitments outstanding totaled $6,141,000 at December 31, 1996.

In May 1993, FASB issued Statement 114, ACCOUNTING FOR CREDITORS FOR IMPAIRMENT OF A LOAN, which became effective for fiscal years beginning after December 15, 1994, and which the Company adopted in 1995. Statement 114 requires that impaired loans are to be valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or, as a practical expedient, at the loan's observable market price, or the fair market value of the collateral if the loan is collateral dependent. The impact of adoption was not material to the Company's financial position or operating results.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $2,537,000 and $2,385,000 at December 31, 1996 and 1995, respectively, on deposit with various governmental authorities as required by law.

NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) recorded in shareholder's equity for the year ended December 31 were as follows (in thousands):

                                                                       1996       1995       1994
                                                                     ---------  ---------  ---------
Change in unrealized gains before adjustments......................  $ (83,065) $ 214,452  $(155,923)
Adjustments:
Decrease (increase) in amortization of deferred policy acquisition
 costs.............................................................      3,376     (9,789)     9,288
Participating policyholders' share of earnings.....................         --         --      2,684
Deferred income taxes..............................................     31,072    (71,632)    50,383
                                                                     ---------  ---------  ---------
Change in net unrealized gains (losses)............................    (48,617)   133,031    (93,568)
Net unrealized gains (losses), beginning of year...................     90,677    (42,354)    51,214
                                                                     ---------  ---------  ---------
Net unrealized gains (losses), end of year.........................  $  42,060  $  90,677  $ (42,354)
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                       1996       1995       1994
                                                                     ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities...................................................  $ 141,973  $ 139,062  $ 119,668
Equity securities..................................................      6,682      2,026      1,937
Mortgage loans on real estate......................................     52,949     49,227     36,816
Policy loans.......................................................      3,195      2,797      2,731
Short-term investments.............................................      5,175     11,863      4,671
Real estate and other investments..................................      5,358      4,750      2,138
                                                                     ---------  ---------  ---------
                                                                       215,332    209,725    167,961
Expenses...........................................................     (9,309)    (6,188)    (5,447)
                                                                     ---------  ---------  ---------
                                                                     $ 206,023  $ 203,537  $ 162,514
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities...................................................  $   3,334  $  50,393  $ (27,854)
Equity securities..................................................     18,281      2,830      1,352
Mortgage loans on real estate......................................       (144)      (242)    (2,992)
Policy loans.......................................................         --         --         --
Short-term investments.............................................         57         (3)       (60)
Real estate and other investments..................................      4,203      2,102        739
                                                                     ---------  ---------  ---------
                                                                     $  25,731  $  55,080  $ (28,815)
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $2,652,887,000, $2,000,068,000 and $1,798,185,000 in 1996, 1995 and 1994, respectively. Gross
gains   of  $28,606,000,  $61,070,000  and   $16,618,000  and  gross  losses  of
$25,272,000, $10,677,000 and  $44,472,000 were  realized on the  sales in  1996,
1995 and 1994, respectively.

4.    DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                 INTEREST
                                                               SENSITIVE AND
                                                 TRADITIONAL    INVESTMENT      ACCIDENT
                                                    LIFE         PRODUCTS      AND HEALTH     TOTAL
                                                 -----------  ---------------  -----------  ---------
Balance January 1, 1995........................   $  49,910      $ 141,309      $  40,979   $ 232,198
Acquisition costs deferred.....................          --         56,391             --      56,391
Acquisition costs amortized....................     (11,378)       (17,071)       (12,842)    (41,291)
Additional amortization of deferred acquisition
 costs from unrealized gains on
 available-for-sale securities                           --         (9,789)            --      (9,789)
                                                 -----------  ---------------  -----------  ---------
Balance December 31, 1995......................      38,532        170,840         28,137     237,509
Acquisition costs deferred.....................          --         66,515             --      66,515
Acquisition costs amortized....................      (5,375)       (19,695)       (14,255)    (39,325)
Reduced amortization of deferred acquisition
 costs from unrealized gains on
 available-for-sale securities.................          --          3,376             --       3,376
                                                 -----------  ---------------  -----------  ---------
Balance December 31, 1996......................   $  33,157      $ 221,036      $  13,882   $ 268,075
                                                 -----------  ---------------  -----------  ---------
                                                 -----------  ---------------  -----------  ---------

Included within total deferred policy acquisition costs at December 31, 1996 is $27,914,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. The estimated amount of PVP to be amortized during each of the next two years is as follows: 1997-- $17,478,000; and 1998--$10,436,000.

During 1996, 1995 and 1994, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized capital (losses) gains resulted in (reduced) additional amortization of acquisition costs deferred of $1,894,000, $4,825,000 and $(935,000), respectively. In addition, the Company recorded (reduced) policyholder dividends payable of $1,095,000 in 1995 and $(761,000) in 1994.

FORTIS BENEFITS INSURANCE COMPANY

5.  PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                                1996       1995
                                                                              ---------  ---------
Land........................................................................  $   1,900  $   1,900
Building and improvements...................................................     25,133     23,319
Furniture and equipment.....................................................     95,370     85,592
                                                                              ---------  ---------
                                                                                122,403    110,811
Less accumulated depreciation...............................................    (69,521)   (50,780)
Net property and equipment..................................................  $  52,882  $  60,031
                                                                              ---------  ---------
                                                                              ---------  ---------

6.  ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims and claims adjustment expenses is summarized as follows (in thousands):

                                                                         YEAR ENDED DECEMBER 31
                                                                     -------------------------------
                                                                       1996       1995       1994
                                                                     ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables...........  $ 928,832  $ 838,810  $ 806,538
Add: Incurred losses related to:
  Current year.....................................................    865,907    827,261    656,052
  Prior years......................................................    (64,094)   (28,520)   (58,218)
                                                                     ---------  ---------  ---------
    Total incurred losses..........................................    801,813    798,741    597,834
Deduct: Paid losses related to:
  Current year.....................................................    549,144    492,460    377,595
  Prior years......................................................    233,790    216,259    187,967
                                                                     ---------  ---------  ---------
    Total paid losses..............................................    782,934    708,719    565,562
                                                                     ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables.........  $ 947,711  $ 928,832  $ 838,810
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; (2) the table above includes claims adjustment expense liabilities that are included in accrued expenses on the balance sheet; and (3) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business, a reduction of loss reserves which considered historically high inflation in medical costs and, in 1994, a refinement in the claims reserve estimates.

7.  FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

FORTIS BENEFITS INSURANCE COMPANY

7.  FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1996 and 1995 are as follows (in thousands):

                                                                                1996       1995
                                                                              ---------  ---------
Deferred tax assets:
  Reserves..................................................................  $  51,271  $  54,346
  Separate account assets/liabilities.......................................     40,989     34,386
  Unrealized losses.........................................................      2,648         --
  Accrued liabilities.......................................................      8,439     13,781
  Claims and benefits payable...............................................      7,764      2,626
  Other.....................................................................      1,549        123
                                                                              ---------  ---------
    Total deferred tax assets...............................................    112,660    105,262

Deferred tax liabilities:
  Other.....................................................................      2,348         --
  Unrealized gains..........................................................     20,402     48,826
  Deferred policy acquisition costs.........................................     67,850     60,930
  Investments...............................................................      1,942         --
  Fixed assets..............................................................      3,110      5,044
                                                                              ---------  ---------
    Total deferred tax liabilities..........................................     95,652    114,800
                                                                              ---------  ---------
    Net deferred tax asset (liability)......................................  $  17,008  $  (9,538)
                                                                              ---------  ---------
                                                                              ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (credit) for the year ended December 31 is shown as follows (in thousands):

                                                                         1996       1995       1994
                                                                       ---------  ---------  ---------
Current..............................................................  $  32,193  $  39,660  $  15,046
Deferred.............................................................     (1,094)   (11,769)    (3,451)
                                                                       ---------  ---------  ---------
                                                                       $  31,099  $  27,891  $  11,595
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

Federal Income tax payments and refunds resulted in net payments of $16,434,000, $40,453,000 and $10,351,000 in 1996, 1995 and 1994, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                         1996       1995       1994
                                                                       ---------  ---------  ---------
Statutory income tax rate............................................      35.0%      35.0%      35.0%
Tax audit provision..................................................         --         --        0.8
Other, net...........................................................        (.2)      (0.9)      (2.1)
                                                                       ---------  ---------  ---------
                                                                           34.8%      34.1%      33.7%
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

8.  ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                              1996       1995
                                                                            ---------  ---------
Premium and annuity considerations for the variable annuity products and variable universal life product for which the contract holder, rather than the Company, bears the investment risk..............................  $2,344,474 $1,757,476
Assets of the separate accounts owned by the Company, at fair value.......     30,244     24,009
                                                                            ---------  ---------
                                                                            $2,374,718 $1,781,485
                                                                            ---------  ---------
                                                                            ---------  ---------

FORTIS BENEFITS INSURANCE COMPANY

9.  STATUTORY ACCOUNTING PRACTICES
Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                            NET INCOME             SHAREHOLDER'S EQUITY
                                                  -------------------------------  --------------------
                                                    1996       1995       1994       1996       1995
                                                  ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices.........  $  55,046  $  30,576  $  49,759  $ 482,507  $ 377,040
Deferred policy acquisition costs...............     27,190     15,100     19,783    268,075    237,509
Investment valuation differences................     (1,600)       330        370     31,326    114,413
Policy reserves.................................    (19,505)   (29,238)   (25,213)  (131,159)  (114,259)
Current income taxes payable....................     (1,292)    (1,294)        --     (7,895)    (7,895)
Deferred income taxes...........................      1,094     11,769      2,356     17,008     (9,538)
Realized gains (losses) on investments..........        264      1,938     (1,052)        --         --
Realized gains (losses) transferred to the
 Interest Maintenance Reserve (IMR), net of
 tax............................................      2,335     31,711    (18,456)        --         --
Amortization of IMR, net of tax.................     (6,130)    (5,261)    (5,479)        --         --
Property and equipment..........................         --         --         --     20,481     27,172
Interest maintenance reserve....................         --         --         --     50,019     53,814
Asset valuation reserve.........................         --         --         --     62,961     48,507
Other, net......................................        790     (1,761)       789    (12,650)   (15,665)
                                                  ---------  ---------  ---------  ---------  ---------
As reported herein..............................  $  58,192  $  53,870  $  22,857  $ 780,673  $ 711,098
                                                  ---------  ---------  ---------  ---------  ---------
                                                  ---------  ---------  ---------  ---------  ---------

10. REINSURANCE
The maximum amount that the Company retains on any one life is $500,000 of life insurance including accidental death. Amounts in excess of $500,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                           1996       1995       1994
                                                                         ---------  ---------  ---------
Life insurance.........................................................  $   8,680  $   4,661  $   5,571
Accident and health insurance..........................................      6,793      3,410     36,782
                                                                         ---------  ---------  ---------
                                                                         $  15,473  $   8,071  $  42,353
                                                                         ---------  ---------  ---------
                                                                         ---------  ---------  ---------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                          1996       1995       1994
                                                                        ---------  ---------  ---------
Life insurance........................................................  $   7,225  $   2,489  $   1,650
Accident and health insurance.........................................      5,993      8,807     19,913
                                                                        ---------  ---------  ---------
                                                                        $  13,218  $  11,296  $  21,563
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

11. STATUTORY INFORMATION
Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $47,728,000 free from such restrictions at December 31, 1996. Distributions in excess of this amount would require regulatory approval.

Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by Minnesota Insurance regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ form state to state, may differ from company to company within a state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices. This project, which is not expected to be completed before 1998, may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. All of the Company's insurance subsidiaries exceed minimum RBC requirements.

FORTIS BENEFITS INSURANCE COMPANY

12. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis, Inc. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for the years ended December 31, 1996, 1995 and 1994, were $13,319,000, $10,074,000 and $8,944,000, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $68,616,000, $59,308,000 and $57,307,000, in commissions to its affiliate,
Fortis Investors, Inc. for the years ended December 31, 1996, 1995 and 1994, respectively.

13. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

Investments are reported in the accompanying balance sheets on the following basis:

    The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

    Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value.

    The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                             DECEMBER 31
                                                              ------------------------------------------
                                                                      1996                  1995
                                                              --------------------  --------------------
                                                              CARRYING     FAIR     CARRYING     FAIR
                                                               AMOUNT      VALUE     AMOUNT      VALUE
                                                              ---------  ---------  ---------  ---------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities......................................  $2,115,499 $2,115,499 $2,075,624 $2,075,624
      Equity securities.....................................    106,290    106,290     78,852     78,852
      Mortgage loans on real estate.........................    582,869    614,555    562,697    605,501
  Policy loans..............................................     60,722     60,722     53,863     53,863
  Short-term investments....................................    182,817    182,817    153,499    153,499
  Cash......................................................     20,474     20,474          1          1
  Assets held in separate accounts..........................  2,371,601  2,371,601  1,781,485  1,781,485
Liabilities:
  Individual and group annuities (subject to discretionary
   withdrawal)..............................................  $ 916,754  $ 886,110  $ 865,623  $ 834,621

14. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company participates in the Fortis, Inc. noncontributory defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation during such years of service. Fortis, Inc. is not able to segregate Company specific benefit obligations or plan assets. On an aggregate basis, the fair value of plan assets exceeded the accumulated benefit obligations as of December 31, 1996.

The Company has a profit sharing plan covering substantially all employees which provides benefits payable to participants on retirement or disability and to beneficiaries of participants in event of the participant's death. Amounts contributed to the plan and expensed by the Company were $3,913,000, $3,765,000 and $3,536,000 in 1996, 1995 and 1994, respectively.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company


We have audited the accompanying statement of net assets of Fortis Benefits Insurance Company Variable Account C (comprising, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500 and Blue Chip Stock Subaccounts and the Norwest Select Fund's Small Company Stock Subaccount) as of December 31, 1996, and the related statements of changes in net assets for each of the three years in the period then ended, except for the Fortis Series Fund, Inc.'s Global Asset Allocation, Global Bond, and International Stock Subaccounts and the Norwest Select Fund's Small Company Stock Subaccount which are for the years ended December 31, 1996 and 1995, and the Fortis Series Fund, Inc.'s Value, S & P 500 and Blue Chip Stock Subaccounts which are for the period from May 1, 1996 to December 31, 1996. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company Variable Account C at December 31, 1996, and the changes in its net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Minneapolis, MN
April 18, 1997

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1996

                                                                      ATTRIBUTABLE
                                                                           TO
                                                                         FORTIS
                                                          NET ASSETS    BENEFITS       ATTRIBUTABLE TO    ACCUMULATION
                                                          AT MARKET     INSURANCE       VARIABLE LIFE        UNITS
                                    SHARES       COST       VALUE        COMPANY     INSURANCE POLICIES   OUTSTANDING
                                   ---------  ----------  ----------  -------------  -------------------  ------------
Investments in Fortis Series
 Fund, Inc., at market value
 (Note 3):
  Growth Stock...................  4,694,746  $107,983,324 $153,019,136   $      --      $153,019,136       6,672,384
  U.S. Government Securities
   Series........................    766,717   8,121,439   8,103,819           --          8,103,819          527,544
  Money Market Series............    661,850   7,378,891   7,243,083           --          7,243,083          552,652
  Asset Allocation Series........  1,824,030  26,691,234  30,995,929           --         30,995,929        1,584,248
  Diversified Income Series......    464,543   5,421,995   5,434,276           --          5,434,276          336,664
  Global Growth Series...........  3,259,883  47,600,484  61,923,758           --         61,923,758        3,319,885
  Aggressive Growth Series.......  1,650,622  21,303,899  22,481,138           --         22,481,138        1,690,254
  Growth & Income Series.........    786,719  10,274,078  11,928,867           --         11,928,867          767,092
  High Yield Series..............    278,353   2,817,496   2,735,009           --          2,735,009          227,925
  Global Asset Allocation
   Series........................    288,919   3,349,959   3,566,385           --          3,566,385          275,588
  Global Bond Series.............    147,956   1,660,623   1,641,086           --          1,641,086          136,606
  International Stock Series.....    696,108   7,993,307   8,660,838           --          8,660,838          683,171
  Value Series...................    106,485   1,120,104   1,211,875      330,066            881,809           79,662
  S & P 500 Series...............    302,902   3,166,360   3,473,163    1,662,715          1,810,448          159,588
  Blue Chip Stock Series.........    244,162   2,522,147   2,849,421    1,692,240          1,157,181          100,187
                                              ----------  ----------  -------------  -------------------  ------------
  Total..........................             $257,405,340 $325,267,783   $3,685,021     $321,582,762      17,113,450
                                              ----------  ----------  -------------  -------------------  ------------
                                              ----------  ----------  -------------  -------------------  ------------

                                   NET ASSET VALUE FOR
                                      VARIABLE LIFE
                                   INSURANCE POLICIES
                                           PER
                                    ACCUMULATION UNIT
                                   -------------------
Investments in Fortis Series
 Fund, Inc., at market value
 (Note 3):
  Growth Stock...................       $   22.93
  U.S. Government Securities
   Series........................           15.36
  Money Market Series............           13.11
  Asset Allocation Series........           19.57
  Diversified Income Series......           16.14
  Global Growth Series...........           18.65
  Aggressive Growth Series.......           13.30
  Growth & Income Series.........           15.55
  High Yield Series..............           12.00
  Global Asset Allocation
   Series........................           12.94
  Global Bond Series.............           12.01
  International Stock Series.....           12.68
  Value Series...................           11.07
  S & P 500 Series...............           11.34
  Blue Chip Stock Series.........           11.55
  Total..........................


                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1996


                                        FORTIS U.S.    FORTIS      FORTIS       FORTIS       FORTIS       FORTIS      FORTIS
                             FORTIS     GOVERNMENT     MONEY        ASSET     DIVERSIFIED    GLOBAL     AGGRESSIVE   GROWTH &
                          GROWTH STOCK  SECURITIES     MARKET    ALLOCATION     INCOME       GROWTH       GROWTH      INCOME
                             SERIES       SERIES       SERIES      SERIES       SERIES       SERIES       SERIES      SERIES
                          ------------  -----------  ----------  -----------  -----------  -----------  ----------  -----------

Operations:
  Dividend income........ $    527,085  $  605,366   $  247,490  $ 1,554,337  $  400,689   $    83,808  $   39,056  $   325,645
  Mortality and expense
   and policy advance
   charges (Note 4)......   (1,560,953)    (93,233)     (65,386)    (304,540)    (58,622)     (587,181)   (185,010)     (85,797)
  Net realized gain on
   investments...........    3,093,713       5,038      169,300      865,889      57,483       993,919     357,189      274,926
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   16,535,918    (438,794)    (117,129)     840,429    (242,246)    6,922,496     (12,181)   1,035,468
                          ------------  -----------  ----------  -----------  -----------  -----------  ----------  -----------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS.....   18,595,763      78,377      234,275    2,956,115     157,304     7,413,042     199,054    1,550,242

Capital transactions:
  Purchase of Variable
   Account units.........   27,173,798   1,636,966    9,335,749    6,373,151   1,861,420    19,313,887  14,849,914    6,716,429
  Redemption of Variable
   Account units.........   (6,937,039) (2,341,998)  (7,246,239)  (1,972,178) (1,629,694)   (1,849,063) (1,128,224)    (582,392)
  Mortality and expense
   charge redeemed.......    1,560,953      93,233       65,386      304,540      58,622       587,181     185,010       85,797
  Funding of subaccount
   by Fortis Benefits
   Insurance Company.....           --          --           --           --          --            --          --           --
  Redemption of Fortis
   Benefits Insurance
   Company investment in
   subaccount............   (1,710,453)         --           --     (795,833)         --      (691,667)   (813,949)    (817,093)
  Dividend income
   distribution to Fortis
   Benefits Insurance
   Company...............           --          --           --           --          --            --          --           --
                          ------------  -----------  ----------  -----------  -----------  -----------  ----------  -----------
    INCREASE (DECREASE)
     FROM CAPITAL
     TRANSACTIONS........   20,087,259    (611,799)   2,154,896    3,909,680     290,348    17,360,338  13,092,751    5,402,741
                          ------------  -----------  ----------  -----------  -----------  -----------  ----------  -----------

Net assets at beginning
 of period...............  114,336,114   8,637,241    4,853,912   24,130,134   4,986,624    37,150,378   9,189,333    4,975,884
                          ------------  -----------  ----------  -----------  -----------  -----------  ----------  -----------
    NET ASSETS AT END OF
     PERIOD.............. $153,019,136  $8,103,819   $7,243,083  $30,995,929  $5,434,276   $61,923,758  $22,481,138 $11,928,867
                          ------------  -----------  ----------  -----------  -----------  -----------  ----------  -----------
                          ------------  -----------  ----------  -----------  -----------  -----------  ----------  -----------

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1996

                                                                                                              NORWEST
                                  FORTIS       FORTIS                                             FORTIS      SELECT
                     FORTIS    GLOBAL ASSET    GLOBAL       FORTIS        FORTIS    FORTIS S&P  BLUE CHIP      SMALL
                   HIGH YIELD   ALLOCATION      BOND     INTERNATIONAL    VALUE        500        STOCK       COMPANY
                     SERIES       SERIES       SERIES    STOCK SERIES    SERIES*     SERIES*     SERIES*    STOCK FUND
                   ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------
Operations:
  Dividend
   income......... $  234,012   $  141,406   $   80,570    $  259,053   $    6,679  $   19,549  $    9,822  $        --
  Mortality and
   expense and
   policy advance
   charges (Note
   4).............    (23,877)     (27,914)     (16,020)      (61,578)      (2,299)     (4,259)     (3,294)          --
  Net realized
   gain on
   investments....     21,357      367,644        1,414       368,588          365       5,170       5,823           --
  Net unrealized
   appreciation
   (depreciation)
   of investments
   during the
   period.........     (5,315)     (17,628)    (161,532)      384,582       91,771     306,803     327,274       88,953
                   ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------
    NET INCREASE
     (DECREASE) IN
     NET ASSETS
     RESULTING
     FROM
     OPERATIONS...    226,177      463,508      (95,568)      950,645       96,516     327,263     339,625       88,953

Capital
 transactions:
  Purchase of
   Variable
   Account
   units..........  1,521,655    1,974,410   1,203,711x     5,472,129      868,724   1,805,644   1,156,736           --
  Redemption of
   Variable
   Account
   units..........   (513,751)    (178,317)    (495,016)     (271,603)     (43,808)   (104,433)    (94,289)          --
  Mortality and
   expense charge
   redeemed.......     23,877       27,914       16,020        61,578        2,299       4,259       3,294           --
  Funding of
   subaccount by
   Fortis Benefits
   Insurance
   Company........         --           --           --            --      290,000   1,450,000   1,450,000           --
  Redemption of
   Fortis Benefits
   Insurance
   Company
   investment in
   subaccount..... (1,306,472)  (5,888,424)  (5,496,965)   (5,860,743)          --          --          --   (1,248,440)
  Dividend income
   distribution to
   Fortis Benefits
   Insurance
   Company........         --           --           --            --       (1,856)     (9,570)     (5,945)          --
                   ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------
    INCREASE
     (DECREASE)
     FROM CAPITAL
   TRANSACTIONS...   (274,691)  (4,064,417)  (4,772,250)     (598,639)   1,115,359   3,145,900   2,509,796   (1,248,440)
                   ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------

Net assets at
 beginning of
 period...........  2,783,523    7,167,294    6,508,904     8,308,832           --          --          --    1,159,487
                   ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------
    NET ASSETS AT
     END OF
     PERIOD....... $2,735,009   $3,566,385   $1,641,086    $8,660,838   $1,211,875  $3,473,163  $2,849,421  $        --
                   ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------
                   ----------  ------------  ----------  -------------  ----------  ----------  ----------  -----------


                      COMBINED
                      VARIABLE
                      ACCOUNT
                    ------------
Operations:
  Dividend
   income.........  $  4,534,567
  Mortality and
   expense and
   policy advance
   charges (Note
   4).............    (3,079,963)
  Net realized
   gain on
   investments....     6,031,982
  Net unrealized
   appreciation
   (depreciation)
   of investments
   during the
   period.........    26,094,705
                    ------------
    NET INCREASE
     (DECREASE) IN
     NET ASSETS
     RESULTING
     FROM
     OPERATIONS...    33,581,291
Capital
 transactions:
  Purchase of
   Variable
   Account
   units..........   101,264,323
  Redemption of
   Variable
   Account
   units..........   (25,388,044)
  Mortality and
   expense charge
   redeemed.......     3,079,963
  Funding of
   subaccount by
   Fortis Benefits
   Insurance
   Company........     3,190,000
  Redemption of
   Fortis Benefits
   Insurance
   Company
   investment in
   subaccount.....   (24,630,039)
  Dividend income
   distribution to
   Fortis Benefits
   Insurance
   Company........       (17,371)
                    ------------
    INCREASE
     (DECREASE)
     FROM CAPITAL
   TRANSACTIONS...    57,498,832
                    ------------
Net assets at
 beginning of
 period...........   234,187,660
                    ------------
    NET ASSETS AT
     END OF
     PERIOD.......  $325,267,783
                    ------------
                    ------------


------------------------

*  For the period from May 1, 1996 to December 31, 1996.


                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1995


                                          FORTIS
                                           U.S.       FORTIS      FORTIS       FORTIS      FORTIS       FORTIS
                             FORTIS     GOVERNMENT    MONEY        ASSET     DIVERSIFIED   GLOBAL     AGGRESSIVE
                          GROWTH STOCK  SECURITIES    MARKET    ALLOCATION     INCOME      GROWTH       GROWTH
                             SERIES       SERIES      SERIES      SERIES       SERIES      SERIES       SERIES
                          ------------  ----------  ----------  -----------  ----------  -----------  ----------
Operations:
  Dividend income........ $    510,059  $     379   $  180,105  $   924,340  $     155   $   194,924  $  32,999
  Mortality and expense
   and policy advance
   charges (Note 4)......   (1,093,454)   (95,405)     (52,173)    (231,545)   (49,814)     (352,145)   (55,105)
  Net realized gain
   (loss) on
   investments...........      542,606    (54,024)     176,710      184,857     10,234       155,887     87,207
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   20,881,118  1,463,356      (98,436)   2,815,928    639,984     7,220,951  1,158,725
                          ------------  ----------  ----------  -----------  ----------  -----------  ----------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS.....   20,840,329  1,314,306      206,206    3,693,580    600,559     7,219,617  1,223,826

Capital transactions:
  Purchase of Variable
   Account units.........   23,231,047  2,331,839    5,764,979    5,135,857  2,234,605     9,569,763  6,246,152
  Redemption of Variable
   Account units.........   (2,402,006) (2,234,298) (5,395,064)  (1,383,622) (1,087,689)  (1,321,205)  (621,660)
  Mortality and expense
   charge redeemed.......    1,093,454     95,405       52,173      231,545     49,814       352,145     55,105
  Funding of subaccount
   by Fortis Benefits
   Insurance Company.....           --         --           --           --         --            --         --
  Dividend income
   distribution to Fortis
   Benefits Insurance
   Company...............       (7,237)        --           --      (31,040)        --        (3,423)    (2,760)
                          ------------  ----------  ----------  -----------  ----------  -----------  ----------
    INCREASE FROM CAPITAL
     TRANSACTIONS........   21,915,258    192,946      422,088    3,952,740  1,196,730     8,597,280  5,676,837
                          ------------  ----------  ----------  -----------  ----------  -----------  ----------

Net assets at beginning
 of period...............   71,580,527  7,129,989    4,225,618   16,483,814  3,189,335    21,333,481  2,288,670
                          ------------  ----------  ----------  -----------  ----------  -----------  ----------
    NET ASSETS AT END OF
     PERIOD.............. $114,336,114  $8,637,241  $4,853,912  $24,130,134  $4,986,624  $37,150,378  $9,189,333
                          ------------  ----------  ----------  -----------  ----------  -----------  ----------
                          ------------  ----------  ----------  -----------  ----------  -----------  ----------

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1995


                                             FORTIS                             NORWEST
                     FORTIS                  GLOBAL      FORTIS      FORTIS      SELECT
                    GROWTH &     FORTIS      ASSET       GLOBAL    INTERNATIONAL   SMALL     COMBINED
                     INCOME    HIGH YIELD  ALLOCATION     BOND       STOCK      COMPANY      VARIABLE
                     SERIES      SERIES      SERIES      SERIES      SERIES    STOCK FUND    ACCOUNT
                   ----------  ----------  ----------  ----------  ----------  ----------  ------------
Operations:
  Dividend
   income......... $   83,612  $ 252,046   $ 199,139   $  349,572  $ 117,200   $  38,350   $  2,882,880
  Mortality and
   expense and
   policy advance
   charges (Note
   4).............    (24,640)   (11,638)     (7,642)      (5,019)   (13,805)         --     (1,992,385)
  Net realized
   gain (loss) on
   investments....     40,572      7,233      21,531       37,910     13,134          --      1,223,857
  Net unrealized
   appreciation
   (depreciation)
   of investments
   during the
   period.........    619,472     11,854     742,740      608,208    775,358     121,137     36,960,395
                   ----------  ----------  ----------  ----------  ----------  ----------  ------------
    NET INCREASE
     IN NET ASSETS
     RESULTING
     FROM
     OPERATIONS...    719,016    259,495     955,768      990,671    891,887     159,487     39,074,747

Capital
 transactions:
  Purchase of
   Variable
   Account
   units..........  3,356,014  1,244,092   1,423,812    1,061,190  2,584,243          --     64,183,593
  Redemption of
   Variable
   Account
   units..........   (366,822)  (346,228)    (59,928)    (242,976)  (101,103)         --    (15,562,601)
  Mortality and
   expense charge
   redeemed.......     24,640     11,638       7,642        5,019     13,805          --      1,992,385
  Funding of
   subaccount by
   Fortis Benefits
   Insurance
   Company........         --         --   5,000,000    5,000,000  5,000,000   1,000,000     16,000,000
  Dividend income
   distribution to
   Fortis Benefits
   Insurance
   Company........    (13,202)  (120,917)   (160,000)    (305,000)   (80,000)         --       (723,579)
                   ----------  ----------  ----------  ----------  ----------  ----------  ------------
    INCREASE FROM
     CAPITAL
   TRANSACTIONS...  3,000,630    788,585   6,211,526    5,518,233  7,416,945   1,000,000     65,889,798
                   ----------  ----------  ----------  ----------  ----------  ----------  ------------

Net assets at
 beginning of
 period...........  1,256,238  1,735,443          --           --         --          --    129,223,115
                   ----------  ----------  ----------  ----------  ----------  ----------  ------------
    NET ASSETS AT
     END OF
     PERIOD....... $4,975,884  $2,783,523  $7,167,294  $6,508,904  $8,308,832  $1,159,487  $234,187,660
                   ----------  ----------  ----------  ----------  ----------  ----------  ------------
                   ----------  ----------  ----------  ----------  ----------  ----------  ------------


                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1994

                                                                                         FORTIS U.S.                  FORTIS
                                                                              FORTIS     GOVERNMENT      FORTIS        ASSET
                                                                           GROWTH STOCK  SECURITIES   MONEY MARKET  ALLOCATION
                                                                              SERIES       SERIES        SERIES       SERIES
                                                                           ------------  -----------  ------------  -----------
Operations:
  Dividend income........................................................   $  524,850    $ 607,364    $       --    $ 626,408
  Mortality and expense and policy advance charges (Note 4)..............     (630,146)     (79,454)      (21,446)    (146,296)
  Net realized gain (loss) on investments................................      193,238     (126,731)       13,988       42,277
  Net unrealized appreciation (depreciation) of investments during the
   period................................................................   (1,837,695)    (967,547)      100,566     (678,881)
                                                                           ------------  -----------  ------------  -----------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......   (1,749,753)    (566,368)       93,108     (156,492)

Capital transactions:
  Purchase of Variable Account units.....................................   24,347,849    1,951,506     4,963,584    5,042,184
  Redemption of Variable Account units...................................   (1,554,311)  (1,984,288)   (2,269,774)    (488,270)
  Mortality and expense charge redeemed..................................      630,146       79,454        21,446      146,296
  Funding of subaccount by Fortis Benefits Insurance Company.............           --           --            --           --
  Redemption of Fortis Benefits Insurance Company in investment in
   subaccount............................................................           --           --            --           --
  Dividend income distribution to Fortis Benefits Insurance Company......       (9,364)          --            --      (26,122)
                                                                           ------------  -----------  ------------  -----------
    INCREASE FROM CAPITAL TRANSACTIONS...................................   23,414,320       46,672     2,715,256    4,674,088
                                                                           ------------  -----------  ------------  -----------

Net assets at beginning of period........................................   49,915,960    7,649,685     1,417,254   11,966,218
                                                                           ------------  -----------  ------------  -----------
    NET ASSETS AT END OF PERIOD..........................................   $71,580,527   $7,129,989   $4,225,618   1$6,483,814
                                                                           ------------  -----------  ------------  -----------
                                                                           ------------  -----------  ------------  -----------

                                                                              FORTIS
                                                                           DIVERSIFIED
                                                                              INCOME
                                                                              SERIES
                                                                           ------------
Operations:
  Dividend income........................................................   $  257,570
  Mortality and expense and policy advance charges (Note 4)..............      (29,757)
  Net realized gain (loss) on investments................................      (32,443)
  Net unrealized appreciation (depreciation) of investments during the
   period................................................................     (335,368)
                                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......     (139,998)
Capital transactions:
  Purchase of Variable Account units.....................................    2,099,560
  Redemption of Variable Account units...................................     (601,619)
  Mortality and expense charge redeemed..................................       29,757
  Funding of subaccount by Fortis Benefits Insurance Company.............           --
  Redemption of Fortis Benefits Insurance Company in investment in
   subaccount............................................................           --
  Dividend income distribution to Fortis Benefits Insurance Company......           --
                                                                           ------------
    INCREASE FROM CAPITAL TRANSACTIONS...................................    1,527,698
                                                                           ------------
Net assets at beginning of period........................................    1,801,635
                                                                           ------------
    NET ASSETS AT END OF PERIOD..........................................   $3,189,335
                                                                           ------------
                                                                           ------------

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

YEAR ENDED DECEMBER 31, 1994

                                                                               FORTIS        FORTIS        FORTIS      FORTIS
                                                                               GLOBAL      AGGRESSIVE     GROWTH &      HIGH
                                                                               GROWTH        GROWTH        INCOME       YIELD
                                                                               SERIES        SERIES        SERIES      SERIES
                                                                            ------------  ------------  ------------  ---------
Operations:
  Dividend income.........................................................   $  144,687    $    8,878    $   12,968   $  81,918
  Mortality and expense and policy advance charges (Note 4)...............     (157,000)       (4,484)       (1,404)     (1,463)
  Net realized gain (loss) on investments.................................      490,813        (2,388)          124      (3,503)
  Net unrealized appreciation (depreciation) of investments during the
   period.................................................................   (1,089,277)       30,648          (222)    (88,789)
                                                                            ------------  ------------  ------------  ---------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     (610,777)       32,654        11,466     (11,837)

Capital transactions:
  Purchase of Variable Account units......................................   14,421,587     1,858,035       656,805     733,981
  Redemption of Variable Account units....................................     (698,757)     (204,115)       (6,999)   (229,014)
  Mortality and expense charge redeemed...................................      157,000         4,484         1,404       1,463
  Funding of subaccount by Fortis Benefits Insurance Company..............           --       600,000       600,000   1,300,000
  Redemption of Fortis Benefits Insurance Company investment in
   subaccount.............................................................   (2,500,000)           --            --          --
  Dividend income distribution to Fortis Benefits Insurance Company.......       (3,407)       (2,388)       (6,438)    (59,150)
                                                                            ------------  ------------  ------------  ---------
    INCREASE FROM CAPITAL TRANSACTIONS....................................   11,376,423     2,256,016     1,244,772   1,747,280
                                                                            ------------  ------------  ------------  ---------

Net assets at beginning of period.........................................   10,567,835            --            --          --
                                                                            ------------  ------------  ------------  ---------
    NET ASSETS AT END OF PERIOD...........................................   $21,333,481   $2,288,670    $1,256,238   $1,735,443
                                                                            ------------  ------------  ------------  ---------
                                                                            ------------  ------------  ------------  ---------


                                                                             COMBINED
                                                                             VARIABLE
                                                                             ACCOUNT
                                                                            ----------
Operations:
  Dividend income.........................................................  $2,264,643
  Mortality and expense and policy advance charges (Note 4)...............  (1,071,450)
  Net realized gain (loss) on investments.................................     575,375
  Net unrealized appreciation (depreciation) of investments during the period.................................................................  (4,866,565)
                                                                            ----------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  (3,097,997)
Capital transactions:
  Purchase of Variable Account units......................................  56,075,091
  Redemption of Variable Account units....................................  (8,037,147)
  Mortality and expense charge redeemed...................................   1,071,450
  Funding of subaccount by Fortis Benefits Insurance Company..............   2,500,000
  Redemption of Fortis Benefits Insurance Company investment in subaccount.............................................................  (2,500,000)
  Dividend income distribution to Fortis Benefits Insurance Company.......    (106,869)
                                                                            ----------
    INCREASE FROM CAPITAL TRANSACTIONS....................................  49,002,525
                                                                            ----------
Net assets at beginning of period.........................................  83,318,587
                                                                            ----------
    NET ASSETS AT END OF PERIOD...........................................  $129,223,115
                                                                            ----------
                                                                            ----------


                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1996

1.  GENERAL
Fortis Benefits Insurance Company Variable Account C (the Account) was established as a segregated asset account of Fortis Benefits Insurance Company (Fortis Benefits) on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust.


Fortis Benefits was founded in 1910. At December 31, 1996, Fortis Benefits had approximately $91 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by N.V. AMEV and 50% by Compagnie Financiere et de Reassurance du Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.



N.V. AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Group AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in the Netherlands, Belgium, The United States, Western Europe, and the Pacific Rim. The Fortis group of companies had over $175 billion in assets at the end of 1996.



Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to the Fortis Series Fund, Inc. portfolios in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all Fortis Series Fund, Inc. portfolios to which Fortis Advisers, Inc. provided investment management services amounted to $11,076,174, $7,819,224 and $5,839,044 in 1996, 1995 and
1994, respectively.


There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Fund). The investment objectives and policies of each of the Account's subaccounts are as follows.

     - GROWTH STOCK PORTFOLIO SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

     - U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

     - MONEY MARKET PORTFOLIO SUBACCOUNT--seeks high level of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

     - ASSET ALLOCATION PORTFOLIO SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

     - DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

     - GLOBAL GROWTH PORTFOLIO SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

     - AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT--seeks long-term capital appreciation in equity securities.

     - GROWTH AND INCOME PORTFOLIO SUBACCOUNT--seeks growth of capital and current income, through ownership of equity securities that provide an income component and the potential for growth.

     - HIGH YIELD PORTFOLIO SUBACCOUNT--seeks maximum total return through current income and capital appreciation, through ownership of a diversified portfolio of high-yielding fixed-income securities.

     - GLOBAL ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of foreign & domestic equity securities during periods when stock market conditions appear favorable, and short-term and long-term foreign & domestic debt instruments during periods when stock market conditions are less favorable.

     - GLOBAL BOND SUBACCOUNT--seeks total return from current income and capital appreciation, by investing in a global portfolio of high quality fixed income securities.

     - INTERNATIONAL STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in equity securities of non-United States companies.

     - VALUE SUBACCOUNT--seeks growth of capital through short and long-term capital appreciation. Investing in equity securities based on the "Value" philosophy.

     - S & P 500 INDEX SUBACCOUNT--seeks growth of capital by replicating the total return of the Standard & Poor's 500 Composite Stock Price Index.

     - BLUE CHIP STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in large and medium-sized blue chip companies.

Certain 1995 amounts have been reclassified to conform to the 1996 presentation.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The assets of the Account are segregated from Fortis Benefits Insurance Company's other assets. The operations of the Account are part of Fortis Benefits Insurance Company. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.



INVESTMENT VALUATION



Investments in mutual funds (the "Funds") are valued at the net asset (market) value per share at the close of business on December 31, 1996, as reported by the Fund.



INVESTMENT TRANSACTIONS



Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined in the basis of identified cost. Capital gain distributions from mutual funds are recorded on the ex-dividend date and reinvested upon receipt.



INVESTMENT INCOME



Dividend income from mutual funds is recorded on the ex-dividend date and reinvested upon receipt.



3.  INVESTMENTS

Investments in shares of Fortis Series Fund, Inc. are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of the Funds. The Funds' net asset value is based on market quotations of the securities held in the portfolios. The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the mutual fund's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation in the Funds' investments.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases and proceeds from sales of shares were as follows:


                                                                      SHARES
                                                              -----------------------      COST OF        PROCEEDS
                                                              PURCHASED       SOLD        PURCHASES      FROM SALES
                                                              ----------   ----------   -------------   -------------
YEAR ENDED DECEMBER 31, 1996
Fortis Series Fund, Inc.:
  Growth Stock Series.......................................    890,387       281,510   $  27,173,798   $  5,553,779
  U.S. Government Securities Series.........................    151,037       218,096       1,636,966      2,336,960
  Money Market Series.......................................    851,794       661,265       9,335,749      7,076,939
  Asset Allocation Series...................................    381,630       166,417       6,373,151      1,902,122
  Diversified Income Series.................................    156,687       136,953       1,861,420      1,572,211
  Global Growth Series......................................  1,072,793       143,512      19,313,887      1,546,811
  Aggressive Growth Series..................................  1,066,159       143,413      14,849,914      1,584,984
  Growth & Income Series....................................    480,632       103,219       6,716,429      1,124,559
  High Yield Series.........................................    148,721       180,194       1,521,655      1,798,886
  Global Asset Allocation Series............................    165,534       515,514       1,974,410      5,699,097
  Global Bond Series........................................    107,893       543,796       1,203,711      5,990,567
  International Stock Series................................    460,278       522,628       5,472,129      5,763,758
  Value Series..............................................    110,116         4,219       1,158,724         45,299
  S & P 500 Series..........................................    310,869         9,660       3,255,644        108,833
  Blue Chip Stock Series....................................    252,023         8,703       2,606,736         94,411
Norwest Select Fund:
  Small Company Stock Fund..................................         --       103,433              --      1,248,440
YEAR ENDED DECEMBER 31, 1995
Fortis Series Fund, Inc.:
  Growth Stock Series.......................................    903,891        90,700      23,231,047      2,409,243
  U.S. Government Securities Series.........................    228,211       213,159       2,331,839      2,234,298
  Money Market Series.......................................    540,043       506,551       5,764,979      5,395,064
  Asset Allocation Series...................................    333,531        90,515       5,135,857      1,414,662
  Diversified Income Series.................................    197,390        95,167       2,234,605      1,087,689
  Global Growth Series......................................    673,847        93,947       9,569,763      1,324,628
  Aggressive Growth Series..................................    537,853        49,233       6,246,152        624,420
  Growth & Income Series....................................    287,048        30,747       3,356,014        380,024
  High Yield Series.........................................    122,624        46,105       1,244,092        467,145
  Global Asset Allocation Series............................    629,303        19,414       6,423,812        219,928
  Global Bond Series........................................    593,769        48,334       6,061,190        547,976
  International Stock Series................................    742,827        16,307       7,584,243        181,103
Norwest Select Fund:
  Small Company Stock Fund..................................    100,000            --       1,000,000             --
YEAR ENDED DECEMBER 31, 1994
Fortis Series Fund, Inc.:
  Growth Stock Series.......................................  1,106,287        70,314      24,347,849      1,563,675
  U.S. Government Securities Series.........................    188,049       192,822       1,951,506      1,984,288
  Money Market Series.......................................    476,828       217,878       4,963,584      2,269,774
  Asset Allocation Series...................................    361,546        37,257       5,042,184        514,392
  Diversified Income Series.................................    183,908        53,081       2,099,560        601,619
  Global Growth Series......................................  1,156,826       261,960      14,421,587      3,202,164
  Aggressive Growth Series..................................    254,672        21,957       2,458,035        206,503
  Growth & Income Series....................................    124,784         1,316       1,256,805         13,437
  High Yield Series.........................................    203,595        28,990       2,033,981        288,164

The number of shares and cost of shares issued from reinvestment of dividends with the Funds were as follows:

                                                                    COST OF
                                                        SHARES      SHARES
                                                      -----------  ---------
YEAR ENDED DECEMBER 31, 1996
Fortis Series Fund, Inc.:
  Growth Stock Series...............................      15,969   $ 527,085
  U.S. Government Securities Series.................      59,976     605,366
  Money Market Series...............................      22,984     247,490
  Asset Allocation Series...........................      91,142   1,554,337
  Diversified Income Series.........................      35,960     400,689
  Global Growth Series..............................       4,487      83,808
  Aggressive Growth Series..........................       2,878      39,056
  Growth & Income Series............................      21,580     325,645
  High Yield Series.................................      23,981     234,012
  Global Asset Allocation Series....................      11,670     141,406
  Global Bond Series................................       7,323      80,570
  International Stock Series........................      21,531     259,053
  Value Series......................................         588       6,679
  S & P 500 Series..................................       1,693      19,549
  Blue Chip Stock Series............................         842       9,822

YEAR ENDED DECEMBER 31, 1995
Fortis Series Fund, Inc.:
  Growth Stock Series...............................      18,797     510,059
  U.S. Government Securities Series.................          38         379
  Money Market Series...............................      17,356     180,105
  Asset Allocation Series...........................      59,192     924,340
  Diversified Income Series.........................          14         155
  Global Growth Series..............................      12,645     194,924
  Aggressive Growth Series..........................       2,746      32,999
  Growth & Income Series............................      16,670      83,612
  High Yield Series.................................      26,030     252,046
  Global Asset Allocation Series....................      17,511     199,139
  Global Bond Series................................      31,253     349,572
  International Stock Series........................      10,608     117,200
Norwest Select Fund:
  Small Company Stock Fund..........................       3,433      38,350

YEAR ENDED DECEMBER 31, 1994
Fortis Series Fund, Inc.:
  Growth Stock Series...............................      23,983     524,850
  U.S. Government Securities Series.................      64,492     607,364
  Money Market Series...............................          --          --
  Asset Allocation Series...........................      46,335     626,408
  Diversified Income Series.........................      24,758     257,570
  Global Growth Series..............................      11,872     144,687
  Aggressive Growth Series..........................         915       8,878
  Growth & Income Series............................       1,288      12,968
  High Yield Series.................................       8,691      81,918

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1996:


                                                        NUMBER      COST OF
                                                       OF SHARES    SHARES
                                                      -----------  ---------
Fortis Series Fund, Inc.:
  Value Series......................................      29,002   $ 290,240
  S&P 500 Series....................................     145,009   1,451,374
  Blue Chip Stock Series............................     145,005   1,450,900



4.  ORGANIZATIONAL EXPENSES AND OTHER CHARGES


ORGANIZATIONAL EXPENSES

Fortis Benefits assumes all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE


For Harmony Investment Life policies a 5% sales charge and a 2.2% state premium tax is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits General Accounts. For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor policies, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment to be reimbursed for premium taxes or similar charges it expects to pay.


MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

     - Monthly cost of insurance.

     - Monthly cost of any optional insurance benefits added by rider.

For Harmony Investment Life Policies:

     - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

     - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose an expense charge of not more than $15.00 per month and an additional per-thousand-of-face expense charge of not more than $.08 per month for insureds aged 29 or less and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

     - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face expense charge of $.06 per month for insureds age 29 or less and $.20 per month for insureds age 30 and over during the first twelve policy months.


For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor Policies:


     - Monthly administrative charge of $4.50 per policy for VUL 100, VUL 220 and VUL 500 and $6.00 per Policy for Survivor. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.


     - For VUL 220, VUL 500 and Survivor, a monthly sales, premium tax and policy advance charge of $4.00 per policy.


MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES


Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of .75% of the average daily net assets representing equity of Harmony Investment Life policyholders and .90% of the average daily net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 and 1.00% of the net assets representing equity of Wall Street Series Survivor policyholders held in each account. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of .27% of net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders, and .35% of net assets representing equity of Wall Street Series Survivor. These charges are included in the statements of changes in net assets as a component of net investment income
(loss).

SURRENDER CHARGES


For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax, and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, there is an additional surrender charge of $5.00 per thousand of the policy's initial face amount plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. This surrender charge is limited to certain maximums based on the insured person's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on face increases.



For Wall Street Series Survivor policies surrendered within the first ten years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax and policy issuance expense charges not previously deducted. The entire surrender charge is subject to an overall upper limit "cap" as set forth in a table based on adjusted age and face amount in force. This cap decreases at a constant rate on the first and each subsequent policy anniversary until it reaches zero on the tenth policy anniversary.


For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.


Surrender charges collected by Fortis Benefits were $3,159,110, $2,057,483 and $1,475,321 in 1996, 1995 and 1994, respectively.



5.  FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

                                   APPENDIX A

OPTIONAL INCOME PLANS

The insurance proceeds when the insured dies or the Surrender Value on the maturity date or on full surrender of the Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. A tax adviser should be consulted as to the differing tax consequences of each of these plans. Values under the income plans do not depend upon the investment experience of a separate account. Under options 3 or 4, unless a guaranteed period or refund alternative is selected, it would be possible to receive only one payment, in the case of the payee's early death.

OPTION 1.  INTEREST PAYMENTS

Fortis Benefits will pay interest at twelve, six, three or one month intervals for a specified period, as selected by the Policy owner. At the end of the selected period, Fortis Benefits will pay the proceeds in a single sum or under any other option selected when this option is chosen.

OPTION 2.  PAYMENTS OF A FIXED AMOUNT OR FOR A FIXED PERIOD

Fortis Benefits will make payments in an amount the Policy owner selects when choosing this option or equal payments for a period of from one to thirty years, at the choice of the Policy owner. In either case, the Policy owner may request payments at twelve, six, three or one month intervals.

OPTION 3.  LIFE INCOME PAYMENTS

(1) Life Annuity: a monthly income during the lifetime of the payee; or

(2) Life Annuity with a Guaranteed Period: a monthly income with payments guaranteed for either ten or twenty years, as the Policy owner chooses, continuing during the payee's lifetime; or

(3) Refund Life Annuity: a monthly income with payments guaranteed for the number of months determined by dividing the proceeds by the first monthly payment. The payments continue during the payee's lifetime.

OPTION 4.  JOINT LIFE INCOME PAYMENTS

The Policy owner names two payees to whom Fortis Benefits will pay a joint monthly income during their joint lifetime. After either payee's death, Fortis Benefits will make monthly payments equal to 2/3 of the joint monthly payment during the survivor's lifetime.

For options 3 and 4, the amount of the monthly payments depends on the type of income selected, the Ages of the payees on the settlement date and the amount of the proceeds. The minimum amounts payable for selected Ages are set forth in the Policy.

APPLICABLE RATES. The interest rate under options 1, 2, 3 and 4 above will effectively be at least 3 1/2% per year. If option 1 is chosen, Fortis Benefits may pay excess interest. If options 2, 3, or 4 are chosen and the monthly payments are less than those provided by Fortis Benefits under settlement rates that Fortis Benefits is then currently offering, Fortis Benefits will pay the larger amount.

OTHER TERMS AND CONDITIONS. The Policy owner may also choose any other option agreed to by Fortis Benefits. The Policy owner may also change or revoke a choice of options under which payments have not yet commenced. If the Policy owner does not choose an option before the insured dies, the beneficiary will have the right to choose an option.

No payee has the right to change the settlement option chosen before the insured's death. Payments may not be assigned or commuted.

If the payee dies before receiving all proceeds payable, Fortis Benefits will pay any amount still due to the payee's estate. Fortis Benefits has the right to pay the proceeds in a single sum if (1) the proceeds payable are less than $2,000; or (2) payments under the settlement option chosen would be less than $20 each. When an income plan starts, a separate contract will be issued describing the terms of the plan, and the Policy must be returned to us at this time. Specimen plans may be obtained from Fortis Benefits' Home Office and reference should be made to these forms for further details.

OPTIONAL INSURANCE BENEFITS

Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements, approval in the state where the Policy is sold, and the payment of additional charges. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain specimen riders from Fortis Benefits' Home Office. The charges for these riders are deducted each month as part of the Monthly Deduction from Policy Value.

Any rider selected becomes a part of the Policy and is subject to all terms of the Policy which are not inconsistent with the terms of the rider. Fortis Benefits may decline to issue any optional insurance rider in its sole discretion based on current underwriting guidelines and other regulatory restrictions. Riders may be cancelled by Policy owners in accordance with the procedures established by Fortis Benefits from time to time.

DISABILITY RIDERS. There are four disability benefit riders available under the Policy. The Policy owner can select either an individual rider which insures only one of the joint insureds, or a joint insured rider which provides a benefit if either or both of the joint insureds becomes disabled. The Policy owner can select either a Waiver of Selected Amount rider which provides for a monthly payment to the Policy Value during disability or a Waiver of Monthly Deductions rider which waives the monthly deduction during disability. The Policy owner can only select one of these four riders.

If a joint insured rider is in effect and one of the joint insureds dies, the joint insured rider will terminate and an individual rider on the Surviving Insured will be issued in its place.

JOINT INSURED WAIVER OF MONTHLY DEDUCTIONS RIDER. If either or both of the joint insureds are totally disabled for more than six months while this rider is in effect, Fortis Benefits will waive subsequent Monthly Deductions, so long as the total disability continues until Age 95 of the disabled insured. Any monthly charges deducted after disability begins but before Fortis Benefits approves the disability claim will be added to the Policy Value in a lump sum as of the date of approval, based on the premium allocation percentage then in effect. For any month that deductions are waived, otherwise applicable requirements to make additional Minimum Premium payments will be waived. The rider does not cover preexisting disabilities and terminates on the first Policy anniversary after the younger insured reaches Age 60, except as to any disability commencing prior to that time. The charges for this rider are based on the Net Amount at Risk under a Policy from time to time and the insureds' Age and rate class. The rates of charges for this rider are set forth in the Policy Schedule, and the rate at which the charge is imposed increases from year to year. An increase or decrease in the Net Amount at Risk, or the addition or cancellation of any benefits under riders the charges for which are covered under this rider, will result in an increase or decrease in the charges for this rider. The charges for this rider will also be decreased if Fortis Benefits approves a more favorable rate class for the insureds.

JOINT INSURED WAIVER OF SELECTED AMOUNT RIDER. If either or both of the joint insureds is totally disabled for more than six months while this rider is in effect, Fortis Benefits will apply a premium payment to the Policy on each subsequent Monthly Anniversary and while that insured remains totally disabled until Age 95 of the disabled insured.

The amount of the premium payment is equal to the Selected Amount chosen by the applicant at the time of application, and shown in the Policy schedule. The minimum Selected Amount that can be chosen is $25. The maximum Selected Amount that can be chosen is the lesser of (1) the monthly Minimum Premium used for the Guaranteed Death Benefit Rider's guarantee period to Age 85 or (2) $5,000. If the Face Amount of the Policy is decreased so that the annualized benefit is greater than the guideline annual premium, as defined by Section 7702 of the Code, the benefit will be reduced.

The rider does not cover preexisting conditions and terminates on the first Policy anniversary after the younger insured reaches Age 60, except as to any disability commencing prior to that time. Monthly Deductions will be increased to include the cost of the rider which is a specified percentage of the Selected Amount based on the insureds' Age. In most states, the current charges will be shown in the Policy schedule. The charges increase from year to year. Fortis Benefits may change the rates, up to the guaranteed maximum rates set forth in the rider.

INDIVIDUAL WAIVER OF MONTHLY DEDUCTIONS RIDER AND INDIVIDUAL WAIVER OF SELECTED AMOUNT RIDER. These riders are in most respects similar to the corresponding Joint Insured Waiver of Monthly Deductions Rider or Joint Insured Waiver of Selected Amount Rider described above, except that the individual riders, rather than covering both joint insureds, cover only one of the joint insureds, as selected by the Policy owner in the application for the Policy. Also, the individual rider terminates on the Policy anniversary after the individual insured under the rider reaches Age 60.

JOINT TERM LIFE INSURANCE RIDERS. There are three different term life insurance riders available to provide additional coverage on the lives of the joint insureds. The Second-To-Die Rider provides a benefit upon the death of the Surviving Insured. The First-To-Die Rider is payable upon the death of the first joint insured. The Estate Protection Rider provides additional coverage in the event that both joint insureds die during the first four Policy years.

The maximum combined rider coverage available on the life of any one of the joint insureds under these riders is 7.25 times the face amount of the base Policy. The maximum coverage under the Second-To-Die and the First-To-Die riders is 6.0 times the Policy Face Amount. The maximum coverage under the estate protection rider is 1.25 times the Policy Face Amount.

The charges for these riders increase from year to year. Fortis Benefits may change the rates at which the charges for these riders are imposed, although the resulting charges will not exceed the guaranteed maximum charges for the rider set forth in the Policy schedule.

SECOND-TO-DIE RIDER. This rider provides coverage payable on the death of the Surviving Insured until the younger insured's Age 100. The minimum face amount of this rider is $100,000. It is available for issue on any Policy anniversary up to Age 70 of the younger insured while both joint insureds are alive.

As discussed further below, coverage obtained under the Second-To-Die Rider is generally less costly initially than a comparable amount of additional coverage obtained under the base Policy. However, for Policy owners who intend to retain and make substantial premium payments under their Policies, coverage under the base Policy will probably be more economical over the long term.

At any time before the earlier of the end of the tenth year after the rider is issued, or the younger insured's 65th birthday, the Policy owner may exchange all or part of the coverage under this rider for a Face Amount increase in the same amount under the base Policy.

Fortis Benefits permits exchanges of less than the full coverage under the Second-To-Die Rider, subject to a $25,000 minimum. Such partial exchanges may be elected only once each Policy year, as of the Policy Anniversary, and only if remaining coverage on the joint insureds under the rider will be at least $100,000.

Fortis Benefits will waive its usual requirements for evidence of insurability with respect to the Face Amount increase, and the increase will be based on the same rate class as the rider. The suicide and contestability periods will run from the original date of the transferred coverage. The coverage under the rider will terminate when the Face Amount increase becomes effective.

Except as noted above, a Face Amount increase implemented upon an exchange from the Second-To-Die Rider will be subject to the same procedures and charges and in all respects have the same effect as any other Face Amount increase.

The current rates of charges for coverage under the Second-To-Die Rider are expected to be lower than the rates of the cost of insurance charges for a comparable amount of coverage under the base Policy. The maximum guaranteed charges for coverage under the Second-To-Die Rider, however, are the same as the maximum guaranteed cost of insurance rates under the base Policy. In addition, there is no Policy issuance expense charge or surrender charge for the Second-To-Die Rider.

If coverage on the joint insureds is taken pursuant to the Second-To-Die Rider, the monthly Minimum Premium will generally be lower (unless and until such coverage is exchanged for a Face Amount increase as described above) than if the same amount of Face Amount were purchased under the base Policy. This means that a smaller amount of premiums will generally be required to maintain the Guaranteed Death Benefit Rider. See "Minimum Premiums" under "Guaranteed Death Benefit." Reduced premium payments, of course, will tend to result in lower amounts of charges that are based on premium payments or a Policy's Policy Value. See "Charges and Deductions." However, reducing the amount of premiums paid under a Policy has a number of potential disadvantages: (1) the amount of Policy Value available to participate in the investment performance of the Separate Account or earn a return in the General Account is reduced; (2) the tax advantages afforded under the Policy to any such positive investment results or return are correspondingly reduced; (3) the amount of any Premium Based Bonuses and Policy Value Bonuses will be reduced; (4) under an Option A death benefit the dollar amount of cost of insurance charges for the base Policy Face Amount will be higher; (5) under an Option B death benefit, the amount of death benefit proceeds will increase more slowly; (6) if less than the Minimum Premium is paid, the likelihood that the Policy will lapse during the period of any Guaranteed Death Benefit is increased; (7) payment of lower amounts of premiums also increases the likelihood that the Policy will lapse during any period when no Guaranteed Death Benefit is in effect under the Policy. Accordingly, we do not recommend use of the Second-To-Die Rider solely as a means of paying lower premiums.

Moreover, although, as discussed above, use of a Second-To-Die Rider can reduce certain charges, this may not be in the Policy owner's long-term interest. For example, the amount of cumulative premiums on which Premium Based Bonuses are based is limited to the cumulative amount of Maximum Bonus Premiums. Because the Maximum Bonus Premiums are not increased by any coverage under the Second-To-Die Rider, taking coverage under that rider, rather than under the base Policy, reduces the potential amount of Premium Based Bonuses. Similarly, Policy Value Bonuses are based on the Policy's size band, which is not affected by the Second-To-Die Rider. Accordingly, taking coverage under the rider, rather than under the base Policy, can place the Policy in a smaller size band, thus reducing somewhat the potential Policy Value Bonuses. Therefore, coverage under the base Policy can be economically more advantageous, in the long run, for Policy owners who plan to retain their coverage, especially for those whose premiums are at least at the level of the Maximum Bonus Premium. On the other hand, purchasers who require only temporary coverage or who wish to pay premiums at relatively low levels should consider taking a portion of their coverage under the Second-To-Die Rider. It should be noted, however, that the coverage that is taken under the Second-To-Die Rider is not eligible for the Policy Split Opinion.

FIRST-TO-DIE RIDER. This rider provides coverage upon the death of the first joint insured. It is available for issue on any Policy anniversary up to Age 70 of the older insured while both joint insureds are alive. In most other respects it is similar to the Second-To-Die Rider described above. The other significant difference is that this rider cannot be exchanged or converted to coverage under the base Policy or to another Fortis Benefit life insurance policy. It is not available if the combined rating under the base Policy is in excess of 400% of the standard rating.

ESTATE PROTECTION RIDER. This rider is available only at issuance of the Policy for estate planning purposes, and cannot be converted or exchanged. The maximum amount of coverage under the rider is 125% of the face amount of the base policy. The minimum face amount is $100,000.

The term of this rider is four years from the issue date of the Policy. Its purpose is to provide an additional death benefit in the early Policy years in order to pay any estate tax liability that may arise from having established ownership of the Policy in a trust in anticipation of death.

ADDITIONAL INSURED RIDER PLUS

This rider provides fixed amounts of insurance until Age 95 on the life of one or more persons other than the joint insureds who are members of the primary insureds' immediate family, or individuals in whom the owner has an insurable interest. In the event an insured under this rider is not a family member, certain special tax rules will apply. For a brief description of these tax rules see "Federal Tax Matters." The number of insureds that may be covered by this rider is limited to five. Subject to Fortis Benefits' underwriting requirements, coverage on persons not already insured may be added on a Policy Anniversary. Combined coverage for all additional insureds under this rider may not exceed six times the base Policy's Face Amount. Coverage on additional insureds will automatically be reduced pro-rata, to the extent necessary to ensure that this limit is not exceeded.

The charges increase from year to year. Fortis Benefits may change the rates at which the charges for this rider are imposed, although the resulting charges will not exceed the guaranteed maximum charges for this rider set forth in the Policy schedule.

The Policy owner may convert the coverage on an additional insured to a variable universal life insurance policy offered by us at any time before the later of the end of the fifth Policy year or the additional insured's 65th birthday. The conversion is not available more than 31 days after the death of the Surviving Insured. Fortis Benefits permits conversion of less than the full coverage on an additional insured. However, partial conversions are subject to a $25,000 minimum and may be elected only on the Policy Anniversary, and only if remaining coverage on the additional insured under the Rider will be at least $25,000.

Fortis Benefits will waive its usual requirement for evidence of insurability with respect to an amount of the new policy's Face Amount that is not in excess of the amount of rider coverage canceled, and the new coverage will be based on the same rate class as under the rider. The suicide and contestability periods will run from the original date of the transferred coverage. The coverage under the rider will terminate when the new coverage becomes effective. Any amounts deducted for the rider coverage for periods beyond such time will be refunded. Except as noted above, the customary procedures and charges for issuing a new policy will apply to a conversion from the Additional Insured Rider Plus.

PRIMARY INSURED RIDER PLUS

This rider is in most respects similar to the Additional Insured Rider Plus described immediately above, except that is provides fixed amounts of insurance until Age 95 on the individual life of either of both of the joint insureds. Also, this rider is available only at the time the Policy is first issued. Combined coverage under this rider for all insureds may not exceed six times the base Policy's Face Amount. Coverage will automatically be reduced pro-rata, to the extent necessary to ensure that this limit is not exceeded.

APPENDIX B--ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

The tables on pages B-3 to B-6 illustrate the way in which a Policy's death benefit, Policy Value and Surrender Value could vary over an extended period of time, assuming that all premiums are allocated to the Subaccounts of the Separate Account for the entire period shown and assuming hypothetical gross investment rates of return for the underlying Fortis Series Portfolios (i.e., investment income and capital gains and losses, realized and unrealized) equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.


The tables are based on a Face Amount of $825,000 for a male Age 55 and a female Age 53. Each illustration assumes that the insureds are in the non-smoker underwriting risk classification. Illustrations for insureds in the smoker or a substandard underwriting risk classification would show, for the same Age and premium payments, lower Policy Values and, therefore, lower Surrender Values and, for the Alternative Death Benefit and Death Benefit Option B, lower death benefits. These values would be higher, however, for an otherwise comparable Policy on the joint lives of a non-smoker female Age 55 and a male Age 53. An otherwise comparable Policy using gender-neutral cost of insurance rates may also show higher values than the Policies illustrated in the tables that follow.



The amounts shown for the death benefits, Policy Values and Surrender Values take into account the deductions from premiums and the Monthly Deduction, as well as the daily deductions from the Separate Account for premium tax, and sales expenses equivalent to an annual rate of .35%, for mortality and expense risks equivalent to an annual rate of 1.00% of the Policy Value in the Separate Account, for assumed Portfolio investment advisory fees equivalent to an annual rate of .63% and for other Portfolio operating expenses equivalent to an annual rate of .08% of the average daily value of the aggregate net assets of the Portfolio. (.63% is the average of the advisory fee rates paid by the currently available Portfolios and .08% is the actual amount of other expenses that those Portfolios incurred in 1996).



Taking account of the daily deductions for premium tax and sales expenses, mortality and expense risks and assumed Portfolio operating expenses, the gross annual investment rates of return of 0%, 4%, 8% and 12% correspond to actual (or net) annual rates of: -2.06%, 1.94%, 5.94% and 9.94%, respectively.


The hypothetical returns in the tables do not reflect any charges for income taxes against the Separate Account, since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits, Policy Values and Surrender Values illustrated, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by a sufficient amount to cover the tax charges. See "Federal Tax Matters--Taxation of Fortis Benefits."

The second column of the tables shows the amount which would accumulate if each year an amount equal to the sum of twelve monthly Minimum Premiums (calculated using the Guarantee Death Benefit period to Age 85 of the younger insured) were invested to earn interest, after taxes, at 5% compounded annually. The difference between Policy Values and Surrender Values during the first eleven Policy years, as shown in the tables, is the amount of Surrender Charge.

Upon request, Fortis Benefits will furnish an illustration reflecting the proposed insureds' Age and sex, the Face Amount and premium amounts requested, frequency of premium payments, the death benefit option and any available rider requested.

TABLE OF CONTENTS FOR ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

                                                                        PAGE
                                                                        ----
Illustrations Based on CURRENT Charge and Bonus Schedules:
  Death Benefit Option A..............................................  B-2
  Death Benefit Option B..............................................  B-3
Illustrations Based on GUARANTEED Charge and Bonus Schedules:
  Death Benefit Option A..............................................  B-4
  Death Benefit Option B..............................................  B-5

MALE ISSUE AGE 55, FEMALE ISSUE AGE 53
NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $825,000--DEATH BENEFIT OPTION A
CURRENT CHARGE, POLICY VALUE BONUS AND PREMIUM BASED BONUS SCHEDULES


            PREMIUMS
           ACCUMULATED
              AT 5%
 END OF     INTEREST
 POLICY     PER YEAR       DEATH      POLICY     SURRENDER      DEATH      POLICY     SURRENDER     DEATH     POLICY     SURRENDER
  YEAR         (1)        BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT     VALUE       VALUE
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  ---------  ---------  -----------
                                  0% (1)(2)(3)(4)                      4% (1)(2)(3)(4)                     8% (1)(2)(3)(4)
                        -----------------------------------  -----------------------------------  ---------------------------------
                                      VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        -----------------------------------------------------------------------------------------------------------
        1   $  15,750      825,000      13,773       5,063      825,000      14,353       5,644     825,000     14,933       6,226
        2      32,288      825,000      27,216      17,764      825,000      28,937      19,490     825,000     30,705      21,263
        3      49,652      825,000      40,329      30,924      825,000      43,750      34,345     825,000     47,358      37,953
        4      67,884      825,000      53,112      44,883      825,000      58,820      50,591     825,000     64,974      56,745
        5      87,029      825,000      65,594      58,540      825,000      74,118      67,065     825,000     83,573      76,519
        6     107,130      825,000      77,748      71,870      825,000      89,645      83,767     825,000    103,212      97,333
        7     128,237      825,000      89,827      85,125      825,000     105,692     100,989     825,000    124,263     119,561
        8     150,398      825,000     101,844      98,317      825,000     122,242     118,715     825,000    146,754     143,227
        9     173,668      825,000     113,919     111,568      825,000     139,398     137,047     825,000    170,881     168,529
       10     198,102      825,000     125,609     124,433      825,000     156,766     155,591     825,000    196,339     195,164
       15     339,862      825,000     181,392     181,392      825,000     250,347     250,347     825,000    350,807     350,807
       20     520,789      825,000     223,597     223,597      825,000     347,381     347,381     825,000    555,400     555,400
       25     751,702      825,000     248,216     248,216      825,000     445,489     445,489     885,671    843,496     843,496
       40   1,902,596            0           0           0      825,000     613,330     613,330   2,495,003  2,422,333   2,422,333


 END OF
 POLICY      DEATH     POLICY     SURRENDER
  YEAR      BENEFIT     VALUE       VALUE
---------  ---------  ---------  -----------
                   12% (1)(2)(3)(4)
           ---------------------------------

        1    825,000     15,514       6,807
        2    825,000     32,520      23,084
        3    825,000     51,160      41,755
        4    825,000     71,630      63,401
        5    825,000     94,073      87,020
        6    825,000    118,746     112,867
        7    825,000    146,075     141,372
        8    825,000    176,323     172,796
        9    825,000    209,898     207,547
       10    825,000    246,739     245,564
       15    825,000    497,908     497,908
       20  1,006,895    907,112     907,112
       25  1,670,070  1,590,543   1,590,543
       40  7,455,820  7,238,660   7,238,660


------------------------

(1) Assumes annual premium of $15,000 paid in full at the beginning of each Policy year. The values vary from those shown if the amount or frequency of payments vary.


(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Reflects Premium Based Bonuses credited according to the following schedule:

                                     END OF POLICY YEAR
                            ------------------------------------
                                                 9 AND LATER TO
                                                    ORIGINAL
            ISSUE AGE OF                          MATURITY DATE
          YOUNGEST INSURED  0-6     7      8        OF POLICY
          ----------------  ----   ----   ----   ---------------
               18-50          0%     2%     2%            4%
               51-60          0      2      4             7
               61-70          0      5      7            10
               71-85          0      5      5             5

(4) Reflects Policy Value Bonuses credited on each monthly Anniversary after the monthly deduction is made according to the following schedule:

ANNUAL RATE OF POLICY VALUE BONUSES AS A PERCENT OF NET CASH VALUE

                            BAND 1
                   -------------------------
                                    POLICY                BAND 2                          BAND 3                  BAND 4
 SURRENDER VALUE                     YEARS     -----------------------------   -----------------------------   -------------
   ON DATE OF      POLICY YEARS     20 AND     POLICY YEARS    POLICY YEARS    POLICY YEARS    POLICY YEARS    POLICY YEARS
  MONTHLY BONUS       1 - 19         LATER        1 - 19       20 AND LATER       1 - 19       20 AND LATER       1 - 19
-----------------  -------------   ---------   -------------   -------------   -------------   -------------   -------------
$0 - $9,999              .00%            .35%        .00%            .35%            .00%            .35%            .00%
$10,000 - $49,999        .00%            .35%        .00%            .35%            .05%            .40%            .05%
$50,000 - $99,999        .05%            .40%        .05%            .40%            .10%            .45%            .10%
$100,000 or more         .10%            .45%        .10%            .45%            .15%            .50%            .20%


 SURRENDER VALUE
   ON DATE OF      POLICY YEARS
  MONTHLY BONUS    20 AND LATER
-----------------  -------------
$0 - $9,999              .35%
$10,000 - $49,999        .40%
$50,000 - $99,999        .45%
$100,000 or more         .55%

(5) Alternative Death Benefit applies: See "Policy Benefits--Death Benefit Options" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MALE ISSUE AGE 55, FEMALE ISSUE AGE 53
STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $825,000--DEATH BENEFIT OPTION B
CURRENT CHARGE, POLICY VALUE BONUS AND PREMIUM BASED BONUS SCHEDULES


            PREMIUMS
           ACCUMULATED
              AT 5%
 END OF     INTEREST
 POLICY     PER YEAR      DEATH     POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH     POLICY     SURRENDER
  YEAR         (1)       BENEFIT     VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT     VALUE       VALUE
---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
                                 0% (1)(2)(3)(4)                    4% (1)(2)(3)(4)                    8% (1)(2)(3)(4)
                        ---------------------------------  ---------------------------------  ---------------------------------
                                    VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        -------------------------------------------------------------------------------------------------------
        1   $  15,750     838,773     13,773       5,063     839,353     14,353       5,644     839,933     14,933       6,225
        2      32,288     852,297     27,297      17,845     854,023     29,023      19,576     855,796     30,796      21,354
        3      49,652     865,524     40,524      31,119     868,963     43,963      34,558     872,592     47,592      38,187
        4      67,884     878,453     53,453      45,224     884,203     59,203      50,974     890,403     65,403      57,174
        5      87,029     891,106     66,106      59,052     899,710     74,710      67,656     909,255     84,255      77,201
        6     107,130     903,452     78,452      72,574     915,482     90,482      84,603     929,202    104,202      98,324
        7     128,237     915,739     90,739      86,036     931,820    106,820     102,117     950,620    125,620     120,918
        8     150,398     927,986    102,986      99,459     948,676    123,676     120,149     973,533    148,533     145,006
        9     173,668     940,280    115,280     112,928     966,158    141,158     138,806     998,130    173,130     170,779
       10     198,102     952,181    127,181     126,005     983,859    158,859     157,683   1,024,098    199,098     197,923
       15     339,862   1,008,423    183,423     183,423   1,078,553    253,553     253,553   1,180,817    355,817     355,817
       20     520,789   1,047,850    222,850     222,850   1,171,871    346,871     346,871   1,380,590    555,590     555,590
       25     751,702   1,076,073    251,073     251,073   1,270,444    445,444     445,444   1,650,948    825,948     825,948
       40   1,902,596           0          0           0   1,227,617    402,617     402,617   2,731,630  1,906,630   1,906,630


 END OF
 POLICY      DEATH     POLICY     SURRENDER
  YEAR      BENEFIT     VALUE       VALUE
---------  ---------  ---------  -----------
                   12% (1)(2)(3)(4)
           ---------------------------------

        1    840,513     15,513       6,807
        2    857,616     32,616      23,180
        3    876,414     51,414      42,009
        4    897,110     72,110      63,880
        5    919,856     94,856      87,802
        6    944,915    119,915     114,037
        7    972,722    147,722     143,019
        8  1,003,544    178,544     175,017
        9  1,037,790    212,790     210,438
       10  1,075,391    250,391     249,215
       15  1,330,738    505,738     505,738
       20  1,735,414    910,414     910,414
       25  2,407,389  1,582,389   1,582,389
       40  7,847,097  7,022,097   7,022,097


------------------------

(1) Assumes annual premium of $15,000 paid in full at the beginning of each Policy year. The values vary from those shown if the amount or frequency of payments vary.


(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Reflects Premium Based Bonuses credited according to the following schedule:

                                     END OF POLICY YEAR
                            ------------------------------------
                                                 9 AND LATER TO
                                                    ORIGINAL
               AGE OF                             MATURITY DATE
          YOUNGEST INSURED  0-6     7      8        OF POLICY
          ----------------  ----   ----   ----   ---------------
               18-50          0%     2%     2%            4%
               51-60          0      2      4             7
               61-70          0      5      7            10
               71-85          0      5      5             5

(4) Reflects Policy Value Bonuses credited on each monthly Anniversary after the monthly deduction is made.

ANNUAL RATE OF CASH VALUE BONUSES AS A PERCENT OF NET CASH VALUE

                            BAND 1
                   -------------------------
                                    POLICY                BAND 2                          BAND 3                  BAND 4
 SURRENDER VALUE                     YEARS     -----------------------------   -----------------------------   -------------
   ON DATE OF      POLICY YEARS     20 AND     POLICY YEARS    POLICY YEARS    POLICY YEARS    POLICY YEARS    POLICY YEARS
  MONTHLY BONUS       1 - 19         LATER        1 - 19       20 AND LATER       1 - 19       20 AND LATER       1 - 19
-----------------  -------------   ---------   -------------   -------------   -------------   -------------   -------------
$0 - $9,999              .00%            .35%        .00%            .35%            .00%            .35%            .00%
$10,000 - $44,999        .30%            .65%        .30%            .65%            .35%            .70%            .35%
$50,000 - $99,999        .35%            .70%        .35%            .70%            .40%            .75%            .40%
$100,000 or more         .40%            .75%        .40%            .75%            .45%            .80%            .50%


 SURRENDER VALUE
   ON DATE OF      POLICY YEARS
  MONTHLY BONUS    20 AND LATER
-----------------  -------------
$0 - $9,999              .35%
$10,000 - $44,999        .70%
$50,000 - $99,999        .75%
$100,000 or more         .85%

(5) Alternative Death Benefit applies: See "Policy Benefits--Death Benefit Options" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MALE ISSUE AGE 55, FEMALE AGE 53
STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $825,000--DEATH BENEFIT OPTION A
GUARANTEED CHARGE, POLICY VALUE BONUS AND PREMIUM BASED BONUS SCHEDULES


            PREMIUMS
           ACCUMULATED
              AT 5%
 END OF     INTEREST
 POLICY     PER YEAR       DEATH      POLICY     SURRENDER      DEATH      POLICY     SURRENDER     DEATH     POLICY     SURRENDER
  YEAR         (1)        BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT     VALUE       VALUE
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  ---------  ---------  -----------
                                  0% (1)(2)(3)(4)                      4% (1)(2)(3)(4)                     8% (1)(2)(3)(4)
                        -----------------------------------  -----------------------------------  ---------------------------------
                                      VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        -----------------------------------------------------------------------------------------------------------
        1   $  15,750      825,000      11,365       2,529      825,000      11,871       3,036     825,000     12,378       3,544
        2      32,288      825,000      22,409      12,696      825,000      23,885      14,176     825,000     25,402      15,698
        3      49,652      825,000      33,127      23,722      825,000      36,030      26,625     825,000     39,096      29,691
        4      67,884      825,000      43,503      35,274      825,000      48,289      40,060     825,000     53,480      45,251
        5      87,029      825,000      53,529      46,475      825,000      60,676      53,623     825,000     68,613      61,559
        6     107,130      825,000      63,212      57,334      825,000      73,144      67,266     825,000     84,487      78,609
        7     128,237      825,000      72,760      68,058      825,000      85,922      81,219     825,000    101,377      96,675
        8     150,398      825,000      82,145      78,618      825,000      98,986      95,459     825,000    119,378     115,852
        9     173,668      825,000      91,447      89,096      825,000     112,481     110,130     825,000    138,593     136,242
       10     198,102      825,000     100,250      99,074      825,000     125,918     124,742     825,000    158,657     157,481
       15     339,862      825,000     137,658     137,658      825,000     193,770     193,770     825,000    276,211     276,211
       20     520,789      825,000     147,268     147,268      825,000     246,475     246,475     825,000    416,873     416,873
       25     751,702      825,000     123,818     123,818      825,000     264,304     264,304     825,000    584,066     584,066
       40   1,902,596            0           0           0            0           0           0   1,576,498  1,530,580   1,530,580


 END OF
 POLICY      DEATH     POLICY     SURRENDER
  YEAR      BENEFIT     VALUE       VALUE
---------  ---------  ---------  -----------
                   12% (1)(2)(3)(4)
           ---------------------------------

        1    825,000     12,886       4,052
        2    825,000     26,960      17,261
        3    825,000     42,329      32,924
        4    825,000     59,107      50,878
        5    825,000     77,445      70,392
        6    825,000     97,453      91,575
        7    825,000    119,590     114,887
        8    825,000    143,999     140,473
        9    825,000    171,006     168,654
       10    825,000    200,442     199,267
       15    825,000    397,703     397,703
       20    825,000    710,827     710,827
       25  1,287,273  1,225,974   1,225,974
       40  5,257,672  5,104,536   5,104,536


------------------------

(1) Assumes annual premium of $15,000 paid in full at the beginning of each Policy year. The values vary from those shown if the amount or frequency of payments vary.


(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Reflects Premium Based Bonuses credited according to the following schedule:

                                    OPTION A PERCENTAGES
                                     END OF POLICY YEAR
                            ------------------------------------
                                                 9 AND LATER TO
                                                    ORIGINAL
               AGE OF                             MATURITY DATE
          YOUNGEST INSURED  0-6     7      8        OF POLICY
          ----------------  ----   ----   ----   ---------------
               18-50          0%     2%     2%            4%%
               51-60          0      2      4             7
               61-70          0      2      4             7
               71-85          0      2      4             5

(4) Reflects Policy Value Bonuses credited on each monthly Anniversary after the monthly deduction is made.

ANNUAL RATE OF CASH VALUE BONUSES AS A PERCENT OF NET CASH VALUE

                            BAND 1
                   -------------------------
                                    POLICY                BAND 2                          BAND 3                  BAND 4
 SURRENDER VALUE                     YEARS     -----------------------------   -----------------------------   -------------
   ON DATE OF      POLICY YEARS     20 AND     POLICY YEARS    POLICY YEARS    POLICY YEARS    POLICY YEARS    POLICY YEARS
  MONTHLY BONUS       1 - 19         LATER        1 - 19       20 AND LATER       1 - 19       20 AND LATER       1 - 19
-----------------  -------------   ---------   -------------   -------------   -------------   -------------   -------------
$0 - $9,999              .00%            .00%        .00%            .00%            .00%            .00%            .00%
$10,000 - $49,999        .00%            .00%        .00%            .00%            .05%            .05%            .05%
$50,000 - $99,999        .05%            .05%        .05%            .05%            .10%            .10%            .10%
$100,000 or more         .10%            .10%        .10%            .10%            .15%            .15%            .20%


 SURRENDER VALUE
   ON DATE OF      POLICY YEARS
  MONTHLY BONUS    20 AND LATER
-----------------  -------------
$0 - $9,999              .00%
$10,000 - $49,999        .05%
$50,000 - $99,999        .10%
$100,000 or more         .20%

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MALE ISSUE AGE 55, FEMALE ISSUE AGE 53
NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $825,000--DEATH BENEFIT OPTION B
GUARANTEED CHARGE, POLICY VALUE BONUS AND PREMIUM BASED BONUS SCHEDULES


            PREMIUMS
           ACCUMULATED
              AT 5%
 END OF     INTEREST
 POLICY     PER YEAR       DEATH      POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH     POLICY     SURRENDER
  YEAR         (1)        BENEFIT      VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT     VALUE       VALUE
---------  -----------  -----------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
                                  0% (1)(2)(3)(4)                     4% (1)(2)(3)(4)                    8% (1)(2)(3)(4)
                        -----------------------------------  ---------------------------------  ---------------------------------
                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ---------------------------------------------------------------------------------------------------------
        1   $  15,750      836,364      11,364       2,528     836,871     11,871       3,035     837,378     12,378       3,543
        2      32,288      847,476      22,476      12,763     848,955     23,955      14,247     850,477     25,477      15,773
        3      49,652      858,285      33,285      23,880     861,203     36,203      26,798     864,285     39,285      29,880
        4      67,884      868,773      43,773      35,544     873,593     48,593      40,364     878,821     53,821      45,592
        5      87,029      878,927      53,927      46,873     886,134     61,134      54,081     894,141     69,141      62,088
        6     107,130      888,741      63,741      57,863     898,772     73,772      67,894     910,233     85,233      79,355
        7     128,237      898,418      73,418      68,715     911,727     86,727      82,024     927,361    102,361      97,658
        8     150,398      907,918      82,918      79,391     924,963     99,963      96,436     945,609    120,609     117,082
        9     173,668      917,311      92,311      89,959     938,607    113,607     111,256     965,059    140,059     137,708
       10     198,102      926,169     101,169      99,993     952,148    127,148     125,972     985,313    160,313     159,138
       15     339,862      962,279     137,279     137,279   1,018,417    193,417     193,417   1,100,979    275,979     275,979
       20     520,789      964,815     139,815     139,815   1,059,353    234,353     234,353   1,221,892    396,892     396,892
       25     751,702      944,059     119,059     119,059   1,079,912    254,912     254,912   1,358,532    533,532     533,532
       40   1,902,596            0           0           0           0          0           0   1,186,463    361,463     361,463


 END OF
 POLICY      DEATH     POLICY     SURRENDER
  YEAR      BENEFIT     VALUE       VALUE
---------  ---------  ---------  -----------
                   12% (1)(2)(3)(4)
           ---------------------------------

        1    837,885     12,885       4,052
        2    852,040     27,040      17,341
        3    867,535     42,535      33,130
        4    884,491     59,491      51,262
        5    903,056     78,056      71,002
        6    923,338     98,338      92,460
        7    945,792    120,792     116,089
        8    970,549    145,549     142,022
        9    997,909    172,909     170,558
       10  1,027,667    202,667     201,491
       15  1,222,750    397,750     397,750
       20  1,502,538    677,538     677,538
       25  1,930,207  1,105,207   1,105,207
       40  4,460,797  3,635,797   3,635,797


------------------------

(1) Assumes annual premium of $15,000 paid in full at the beginning of each Policy year. The values vary from those shown if the amount or frequency of payments vary.


(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Reflects Premium Based Bonuses credited according to the following schedule:

                                     END OF POLICY YEAR
                            ------------------------------------
                                                 9 AND LATER TO
                                                    ORIGINAL
               AGE OF                             MATURITY DATE
          YOUNGEST INSURED  0-6     7      8        OF POLICY
          ----------------  ----   ----   ----   ---------------
               18-50          0%     2%     2%            4%
               51-60          0      2      4             7
               61-70          0      2      4             7
               71-85          0      2      4             5

(4) Reflects Policy Value Bonuses credited on each monthly Anniversary after the monthly deduction is made.

ANNUAL RATE OF CASH VALUE BONUSES AS A PERCENT OF NET CASH VALUE

                            BAND 1
                   -------------------------
                                    POLICY                BAND 2                          BAND 3                  BAND 4
 SURRENDER VALUE                     YEARS     -----------------------------   -----------------------------   -------------
   ON DATE OF      POLICY YEARS     20 AND     POLICY YEARS    POLICY YEARS    POLICY YEARS    POLICY YEARS    POLICY YEARS
  MONTHLY BONUS       1 - 19         LATER        1 - 19       20 AND LATER       1 - 19       20 AND LATER       1 - 19
-----------------  -------------   ---------   -------------   -------------   -------------   -------------   -------------
$0 - $9,999              .00%            .00%        .00%            .00%            .00%            .00%            .00%
$10,000 - $49,999        .30%            .30%        .30%            .30%            .35%            .35%            .35%
$50,000 - $99,999        .35%            .35%        .35%            .35%            .40%            .40%            .45%
$100,000 or more         .40%            .40%        .40%            .40%            .45%            .45%            .50%


 SURRENDER VALUE
   ON DATE OF      POLICY YEARS
  MONTHLY BONUS    20 AND LATER
-----------------  -------------
$0 - $9,999              .00%
$10,000 - $49,999        .35%
$50,000 - $99,999        .45%
$100,000 or more         .50%

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C--THE GENERAL ACCOUNT

A POLICY OWNER MAY ALLOCATE PREMIUMS OR TRANSFER POLICY VALUE TO THE GENERAL ACCOUNT, WHICH CONSISTS OF ALL FORTIS BENEFITS' ASSETS NOT HELD IN THE SEPARATE ACCOUNT OR OTHER SEGREGATED ASSET ACCOUNTS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO THE PROVISIONS OF THOSE ACTS AND FORTIS BENEFITS HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

This prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the General Account. More information regarding the General Account may be obtained from Fortis Benefits' Home Office or from your sales representatives.

GENERAL DESCRIPTION

Subject to applicable law, Fortis Benefits has sole discretion over the investment of the assets of the General Account. Unlike the assets of the Separate Account, the assets of the General Account are chargeable with liabilities arising out of any other business of Fortis Benefits.

The allocation or transfer of amounts to the General Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Fortis Benefits guarantees that Policy Value in the General Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Fortis Benefits is not obligated to credit interest at any higher rate, although Fortis Benefits, in its sole discretion, may do so. The rates of interest actually credited to any amount in the General Account from time to time may vary depending on when that amount was first allocated to the General Account.

The Policy owner may select either Death Benefit Option A or B under the Policy and may change such option or the Policy's Face Amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally. See "Policy Benefits."

GENERAL ACCOUNT POLICY VALUE

The Policy Value in the General Account will reflect the amount and frequency of premium payments allocated to the General Account, the amount of interest and any Premium Based Bonuses and Policy Value Bonuses credited to amounts in the General Account, any partial withdrawals, or accelerated death benefit payments, any transfers from or to the Separate Account, any Policy loans and the Monthly Deduction imposed on amounts in the General Account in connection with the Policy. Charges under a Policy are the same as when the Separate Account is being used, except that no daily charges for mortality and expense risk or premium tax and sales expenses are imposed on amounts of Policy Value in the General Account. See "Charges and Deductions."

TRANSFERS, SURRENDERS AND POLICY LOANS

Amounts in the General Account are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Subaccounts of the Separate Account with respect to transfers, total surrenders, partial withdrawals, and Policy loans. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value," "Loan Privileges," and "Surrender and Partial Withdrawal." One exception is that transfers out of the General Account are limited to one transfer in each Policy year, which may not be for more than 50% of the Policy Value in the General Account (excluding the amount of General Account Policy Value attributable to Policy loans) at the date of transfer. However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, the entire unloaned balance may be transferred from the General Account to the Separate Account. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value." Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

                VARIABLE UNIVERSAL LIFE SERVICE REQUEST


* The Policy owner(s) may use this form to request services for a NEW or EXISTING policy.

* CONTRACT INFORMATION and SIGNATURES must be completed to allow us to complete the service request.

1. TELEPHONE TRANSFER AUTHORIZATION

   / / Check this box to authorize telephone transfer by owner(s) or registered representative.

   / /  Check this box to authorize telephone transfer by owner(s) only.

   The owner(s) and/or registered representative may transfer by telephone amount investment choices. I have read the telephone transfer authorization terms in the prospectus and elect telephone transfers.

2. TRANSFER REQUEST

   Move all or part of your existing asset balances from one subaccount to another.

   *  Specify dollar amounts OR whole percentages

   * Transfers from the General Account to the Separate Account ONLY are subject to the following:

      1. Maximum transfer is 50% of your unloaned General Account value once per policy year.

      2. If unloaned General Account value is less than $1,000, you may transfer the entire unloaned balance.

TRANSFER FROM                                 TRANSFER TO
                    BOND INVESTMENTS
$_________________  General Account           $_____________%
$_________________  Money Market              $_____________%
$_________________  U.S. Government           $_____________%
$_________________  Diversified Income        $_____________%
$_________________  Global Bond               $_____________%
$_________________  High Yield                $_____________%

                    STOCK INVESTMENTS
$_________________  Asset Allocation          $_____________%
$_________________  Global Asset Allocation   $_____________%
$_________________  Value                     $_____________%
$_________________  Growth & Income           $_____________%
$_________________  S&P 500 Index             $_____________%
$_________________  Blue Chip Stock           $_____________%
$_________________  Global Growth             $_____________%
$_________________  Growth Stock              $_____________%
$_________________  International Stock       $_____________%
$_________________  Aggressive Growth         $_____________%


CONTRACT INFORMATION:

Policy Number _______________________________________________
/ / New Policy    / / Existing

_____________________________________________________________
Name of Policy Owner

_____________________________________________________________
Name of Joint Owner (if applicable)

_____________________________________________________________
Social Security Number of Owner

_____________________________________________________________
Address

_____________________________________________________________
City                              State       Zip Code

Telephone Number (_______) __________________________________

/ /  Citizen of U.S.    / / Resident Alien of U.S.
/ /  Other __________________________________________________

3. SYSTEMATIC TRANSFER (DOLLAR COST AVERAGING):

   Automatically move assets among investment choices.

   *  Specify dollar amounts only

   *  $5,000 minimum beginning balance, minimum transfer: $50

   * General Account: Monthly amount must be less than or equal to 1/36 of the principal.

   * Frequency: Monthly

   TRANSFER $___________________ on the 1st day of each month from the ____________________________ account to the following accounts:


                          BOND INVESTMENTS
      $_________________  General Account
      $_________________  Money Market
      $_________________  U.S. Government
      $_________________  Diversified Income
      $_________________  Global Bond
      $_________________  High Yield

                          STOCK INVESTMENTS
      $_________________  Asset Allocation
      $_________________  Global Asset Allocation
      $_________________  Value
      $_________________  Growth & Income
      $_________________  S&P 500 Index
      $_________________  Blue Chip Stock
      $_________________  Global Growth
      $_________________  Growth Stock
      $_________________  International Stock
      $_________________  Aggressive Growth

INSTRUCTIONS FOR SECTIONS 4, 5 & 6:

   A. Use whole percentages
   B. Must equal 100%

4. CHANGE OF PREMIUM ALLOCATION:

   Indicate which subaccount(s) incoming premium dollars should be allocated to future payments.

   *  Specify future premium allocations.

   BOND INVESTMENTS
   ____% General Account
   ____% Money Market
   ____% U.S. Government
   ____% Diversified Income
   ____% Global Bond
   ____% High Yield

   STOCK INVESTMENTS
   ____% Asset Allocation
   ____% Global Asset Allocation
   ____% Value
   ____% Growth & Income
   ____% S&P 500 Index
   ____% Blue Chip Stock
   ____% Global Growth
   ____% Growth Stock
   ____% International Stock
   ____% Aggressive Growth
   100 % TOTAL


5. PRIVILEGED ACCOUNT SERVICE:

   Automatically rebalances the assets within your policy.
   Note: This does not change future Premium Allocations.

   * $2,000 minimum policy value.

   FREQUENCY
   / / Quarterly (3/31, 6/30, 9/30, 12/31)
   / / Semi-Annual (6/30, 12/31)
   / / Annual (12/31)

   BOND INVESTMENTS
   ____% General Account
   ____% Money Market
   ____% U.S. Government
   ____% Diversified Income
   ____% Global Bond
   ____% High Yield

   STOCK INVESTMENTS
   ____% Asset Allocation
   ____% Global Asset Allocation
   ____% Value
   ____% Growth & Income
   ____% S&P 500 Index
   ____% Blue Chip Stock
   ____% Global Growth
   ____% Growth Stock
   ____% International Stock
   ____% Aggressive Growth
   100 % TOTAL

6. SPECIFY MONTHLY DEDUCTIONS

   Indicate which subaccount you want the monthly deductions from.

   * Loans and withdrawals will also follow this unless otherwise stated.

   * If the subaccount chosen does not have sufficient amount to cover monthly charges, pro rata allocation will be automatically used.

   BOND INVESTMENTS
   ____% General Account
   ____% Money Market
   ____% U.S. Government
   ____% Diversified Income
   ____% Global Bond
   ____% High Yield

   STOCK INVESTMENTS
   ____% Asset Allocation
   ____% Global Asset Allocation
   ____% Value
   ____% Growth & Income
   ____% S&P 500 Index
   ____% Blue Chip Stock
   ____% Global Growth
   ____% Growth Stock
   ____% International Stock
   ____% Aggressive Growth
   100 % TOTAL

_____________________________________________________________________________

SIGNATURES:

___________________________________________ _________
Policy Owner's Signature                      Date

___________________________________________ _________
Joint Owner's Signature                        Date

(______) ____________________________________________
Daytime Telephone Number


REPRESENTATIVE INFORMATION (IF KNOWN):

___________________________________________ _________
Registered Representative's Signature       Date


_____________________________________________________
Registered Representative's Name (please print)

_____________________________________________________
Representative's Contract Number


(______) ____________________________________________
Registered Representative's Telephone Number



FORTIS-Registered Trademark-

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE UNIVERSAL LIFE
P.O. BOX 64582
ST. PAUL, MN 55164
(800) 800-2638                                              98009 (4/96)

                            VARIABLE UNIVERSAL LIFE
                                 LIFE INSURANCE
                             SECTION 1035 EXCHANGE
-------------------------------------------------------------------------------

Internal Revenue Code Section 1035 permits a nontaxable transfer of Life Insurance policies between Insurance Companies. When circumstances warrant replacing one policy with another, a 1035 EXCHANGE allows policyholders to retain the cost basis in the initial policy and to defer taxation on any gain in the policy.

You may use a 1035 Exchange to make a nontaxable transfer from a life insurance policy to a life insurance policy, provided that the insured on the new policy is the same as the insured on the original policy.

If the original policy is a MEC, the owner of the new policy must be the same or the exchange will be taxable. In all cases, if the owner of the new policy is different than the owner of the old policy, the change of ownership must be due to a gift, not a sale to the new owner, or the exchange will be taxable.

You may not use a 1035 exchange to make a nontaxable transfer from an endowment policy or an annuity contract to a life insurance policy.

A 1035 exchange of a policy with an outstanding loan may produce unfavorable tax consequences. The original carrier must generally report the amount of the outstanding loan as taxable income to the extent of gain on the original contract.

The effect of the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) on 1035 exchanges is not entirely clear. However, if a new policy is issued in exchange for a MEC policy, the new policy will also be a MEC. Reduction in face amount from the old policy to the new policy is generally not recommended.

              INSTRUCTIONS FOR REQUESTING A SECTION 1035 EXCHANGE
             -----------------------------------------------------

/ /   1)  A completed LIFE APPLICATION

/ /   2)  Indicate on the app that this is A "1035 EXCHANGE."

/ /   3)  Complete any necessary REPLACEMENT FORMS.

/ /   4)  Complete a T.O.M. (if on monthly mode) Automatic Bank Draft
          Authorization Form (95765) and collect a voided check from your client.

/ /   5)  Include any necessary life insurance ledger illustrations.

/ /   6)  Have your client complete the attached 1035 EXCHANGE LETTER OF
          INTENT/ABSOLUTE ASSIGNMENT.

/ /   7)  Collect the OLD POLICY from the insured.

/ /   8)  Collect a COMPLETED SURRENDER FORM OF THE OTHER INSURER.

SEND THE ABOVE ITEMS TO THE HOME OFFICE.

The processing of the exchange will be coordinated by the VUL New Business/1035 Unit. When the surrender value is received in the Home Office, we will allocate all monies to the new policy.

You and your client will be notified when we receive payment. A confirmation notice will be sent to the client.

--------------------------------------------------------------------------------
     The Company agrees to and accepts the terms of this exchange agreement and the accompanying directions to issuer of original contract/policy.

              ALLOW 2 TO 3 MONTHS FOR PROCESSING OF THE EXCHANGE.
--------------------------------------------------------------------------------

FORTIS-Registered Trademark-
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE UNIVERSAL LIFE                    WALL ST- REGISTERED TRADEMARK- SERIES
P.O. BOX 64582
ST. PAUL, MN 55164
(800) 800-2638

--------------------------------------------------------------------------------

95757 (2/97)

              1035 EXCHANGE - LETTER OF INTENT/ABSOLUTE ASSIGNMENT

Fortis Policy #_________________________________________________________________

Insured_________________________________________________________________________

Policy Owner____________________________________________________________________

Social Security #_______________________________________________________________
(TAXPAYER I.D.)

PREVIOUS COMPANY INFORMATION

Old Contract #__________________________________________________________________

Company Name____________________________________________________________________

Company Address_________________________________________________________________

City, State, Zip________________________________________________________________

Telephone #_____________________________________________________________________

Estimated Contract Value________________________________________________________

In accordance with Internal Revenue Code #1035, I wish to transfer the funds standing to my credit on the listed policy directly to Fortis Benefits Insurance Company. It is my wish to avoid constructive or actual receipt of my funds. I understand that should verification of this exchange be required by the IRS, it will be my responsibility to provide such documentation. Therefore, I absolutely assign my policy to Fortis Benefits Insurance Company. I understand that completion of this form is to effect an assignment of my policy and does not guarantee a 1035 exchange. I further request that this policy be exchanged in a timely manner and that no cash value is to be depleted as a non-forfeiture option for additional premium payments.

                                                                      1035/95757

                       ABSOLUTE ASSIGNMENT/CASH SURRENDER

I, (owner)____________________________________, absolutely assign and transfer all incidents of ownership and beneficial interest in policy number _____________________ from ________________________ to Fortis Benefits Insurance
Company, St. Paul, Minnesota, its successors or assigns to effect a Section 1035 Exchange.

Executed this ________________________ day of ______________________________.

I ask that you send the surrender check, payable to Fortis Benefits Insurance Company, to:
VUL NEW BUSINESS DEPARTMENT; FORTIS BENEFITS INSURANCE COMPANY; P.O. BOX 64582, ST. PAUL MN 55164-0582.
Total of all premiums paid, less any dividends and any other supplemental insurance coverage charges: $__________________________________________________

Please answer the following questions:

    1.  Is the policy a modified endowment contract within the meaning of section 7702A of the Internal Revenue Code (TAMRA)?  / / Yes  / / No

    2.  What is the face amount of the policy?  $______________

    3. Is there an outstanding loan on this policy? / / Yes / / No If yes, indicate amount $______________

    4. Was there a loan on this policy during the last 2 years (24 months)? / / Yes / / No
       If yes, indicate amount. $______________

    5. Was there a withdrawal from this policy within the last 2 years (24 months)? / / Yes / / No

    6.  I certify the policy which I plan to replace is lost.  / / Yes  / / No

    NOTE: YOU MAY PROVIDE ALL THIS INFORMATION ON A COPY OF THIS LETTER OR ON THE CHECK STUB.

________________________________________________________________________________
Name of Policy Owner (please print)

________________________________________________________________________________
Signature of Policy Owner                                             Date

________________________________________________________________________________
Policy Owner address

________________________________________________________________________________
Signature if other than policy owner (spouse, collateral assignee, etc.)

________________________________________________________________________________
Agent's Name and Number (please print)

________________________________________________________________________________
Signature of Agent                                                    Date

________________________________________________________________________________

Officer of Fortis Benefits Signature                                  Date

95757 (2/97)

FORTIS -REGISTERED TRADEMARK-
FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                                         BULK RATE
                                        U.S. POSTAGE
                                            PAID
                                      PERMIT NO. 3794
                                      MINNEAPOLIS, MN


PROSPECTUS
MAY 1, 1997


FORTIS
SERIES FUND, INC.


FORTIS
WALL STREET
SURVIVOR SERIES

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

      Facing Sheet.

      Cross-Reference Table. (Filed as a part of the initial Form S-6 Registration Statement on December 21, 1995).

      Prospectus, consisting of     pages.

      Undertaking to File Reports. (Filed as a part of the initial Form S-6 Registration Statement on December 21, 1995).

      Undertaking pursuant to Rule 484(b)(1) under the Securities
      Act of 1933. (Filed as a part of the initial Form S-6
      Registration Statement on December 21, 1995).

      Reasonableness Representation. Fortis Benefits Company represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis Benefits under the Policies. Fortis Benefits bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Fortis Benefits to make a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

      Signatures.

      Written Consents of the following persons:

            Renee C. West, FSA, MAAA (filed with Exhibit 6 below).

            Douglas R. Lowe, Esq. (filed with Exhibit 3 below).

            Ernst & Young LLP, Independent Auditors.

      The following exhibits:

      1A.   (1)   --Resolution of Board of Directors of Fortis
                  Benefits (under its prior name, Western Life
                  Insurance Company) effecting the establishment of Variable Account C (incorporated by reference from
                  Exhibit 1.A(1) to registrant's Form S-6
                  Registration Statement, File No. 33-28551, filed on May 5, 1989).

            (2)   --Not applicable

            (3)   --(a) Distribution Agreement between Fortis
                  Benefits and Fortis Investors, Inc. (incorporated by reference from Exhibit No. 3(a) to Post-
                  Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994).

                  --(b) Form of Dealer Sales Agreement (incorporated by reference from Post-Effective Amendment No. 12 to registrant's Form N-4 registration statement, File No. 33-19421, filed December 22, 1994).

                  --(c) Schedule of sales commissions (incorporated by reference from "Distribution of the Policies" in the attached prospectus).

            (4)   --Not applicable

            (5) --(a) Specimen Flexible Premium Survivorship Variable Life Insurance Policy. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).


                  --(b) Form of Guaranteed Benefit Rider,
                  Joint Insured Waiver of Monthly Deductions Rider, Joint Insured Waiver of Selected Amount Rider, Second-To-Die Rider, First-To-Die Rider,
                  Estate Protector Rider, Extended Maturity Option Endorsement, Joint Aviation Exclusion Rider, Accelerated Benefit Rider, Additional Insured Rider, and Primary Insured Rider. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

                  --(c) Form of Waiver of Monthly Deductions Rider (incorporated by reference from Exhibit 1.A(5)(c) to Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement, File No. 33-28551, filed on August 18, 1989).

                  --(d) Form of Waiver of Selected Amount Rider (incorporated by reference from Exhibit 5(d) to Post-Effective Amendment No. 9 to the registrant's Form S-6 Registration Statement, File No. 33-28551, filed April 29, 1994).

            (6) --(a) Articles of Incorporation of Fortis Benefits (incorporated by reference from Exhibit 1.A(6)(a) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17, 1986).

                  --(b) Bylaws of Fortis Benefits (incorporated by reference from Exhibit 1.A(6)(b) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17,
                  1986).

                  --(c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (incorporated by reference from Exhibit 1.A(6)(c) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File No. 33-28551, filed on March 2, 1992).

            (7)   --Not applicable.

            (8)   --Not applicable.

            (9)   --Not applicable.

            (10)  --(a) Application Form for Flexible Premium
                  Survivorship Variable Life Insurance Policy and
                  Form of Temporary Insurance Agreement. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

                  --(b) Policy Change Application, Transfer Request Form, and Change of Premium Allocation Form (incorporated by reference from Exhibit 1.A(10)(b) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File 33-28851, filed on March 2, 1992).

      2.    --See Exhibit 1.A(5) above.

      3. --Opinion and consent of counsel as to the legality of Securities being registered. (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement on February 16, 1996).

      4.    --Not applicable.

      5.    --Not applicable.

      6. --(a) Opinion and consent of actuary (Filed as part of the initial filing of this Form S-6 Registration Statement on December 21, 1995).


            --(b) Supplemental Opinion and Consent of Actuary.


      7. --Forms of Notice of Cancellation Right and Request for Cancellation pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

      8. --Method of computing exchange pursuant to Rule 6e-3(T)(b)(13) (v)(B) under the Investment Company Act of 1940. (Not required because there will be no cash value adjustments in connection with the right to transfer Policy Value to the General Account, which registrant intends to satisfy the requirements of said provision.)

      9.    Not Applicable


      10. --Memorandum of Certain Procedures with Respect to Pricing and Processing of Transactions Pursuant to Rule 6e-3(T)(b)(12) (iii). (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).



      11. --Power of Attorney for Messrs, Freedman, Gaddy, Mackin, Keller, Clayton, Mahoney, Clancy, Meler and Greiter (incorporated by reference from Exhibit 11 to registrant's Form S-6 Registration Statement, File No. 33-73138, filed on December 17, 1993).

      12.   Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, State of Minnesota, this 25th day of April, 1997. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.

                                   FORTIS BENEFITS INSURANCE COMPANY


                                   By:  /s/ Robert Brian Pollock
                                        ---------------------------------
                                        Robert Brian Pollock, President

     Attest:   /s/ Douglas R. Lowe
               -----------------------------
               Douglas R. Lowe
               Associate General Counsel --
               Life and Investment Products

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 1997.

/s/ Robert Brian Pollock
---------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)

/s/ Michael John Peninger
---------------------------------------------
Michael John Peninger, Senior Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

/s/ Dean Conrad Kopperud
---------------------------------------------
Dean Conrad Kopperud, Director

*
 --------------------------------------------
 Allen Royal Freedman, Chairman of the Board

*
 --------------------------------------------
 Thomas Michael Keller, Director

 --------------------------------------------
 Arie Aristide Fakkert, Director

*
 --------------------------------------------
 Henry Carroll Mackin, Director



* By: /s/ Robert Brian Pollock
     ----------------------------------------
     Robert Brian Pollock -- Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 25th day of April, 1997.

                              VARIABLE ACCOUNT C
                              OF FORTIS BENEFITS INSURANCE COMPANY

                              By: FORTIS BENEFITS INSURANCE COMPANY
                                   (Depositor)




                              By:  /s/ Robert Brian Pollock
                                  ------------------------------------
                                   Robert Brian Pollock, President



                         Attest:    /s/ Douglas R. Lowe
                                   ------------------------------------
                                   Douglas R. Lowe,
                                   Associate General Counsel-
                                   Life and Investment Products

                       CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1997 on the financial statements of Fortis Benefits Insurance Company and our report dated April 18, 1997 on the financial statements of Fortis Benefits Insurance Company Variable Account C (Account C) in Post-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 33-65243) and the related Prospectus of Fortis Benefits Insurance Company being filed under the Securities Act of 1933 and the Investment Company Act of 1940 for the registration of an indefinite amount of interests in Account C pursuant to variable life insurance policies.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
April 25, 1997

                                INDEX TO EXHIBITS


  6(b).      Supplemental Opinion and Consent of Actuary